United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number: 811-05075

Thrivent Mutual Funds
(Exact name of registrant as specified in charter)

901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Address of principal executive offices) (Zip code)

John D. Jackson
Secretary and Chief Legal Officer
Thrivent Mutual Funds
901 Marquette Avenue, Suite 2500
Minneapolis, Minnesota 55402-3211
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612) 844-7190
Date of fiscal year end: December 31
Date of reporting period:  December 31, 2021

Item 1. Report to Stockholders

[Insert shareholder report]

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  No waivers were granted to such code of ethics during the period covered by this report.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Robert J. Chersi, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) through (d)

Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust, as of the date of filing this Form N-CSR, contains a total of 25 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2020 and December 31, 2021 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/2020	12/31/2021

Audit Fees	$44,419	$45,419

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,579	$13,612

All Other Fees(3)	$3,600	$3,600

Total	$58,598	$62,631

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.  These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2020 and 2021 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in the response to Item 4(g) below.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2020 and October 31, 2021 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/2020	10/31/2021

Audit Fees	$547,906	$522,321

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$121,659	$156,538

All Other Fees(3)	$3,600	$3,600

Total	$673,165	$682,459

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.  These fees include payments for tax return compliance services, excise distribution review services, and other tax related matters.

(3)
All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services. The 2020 and 2021 payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards.  These figures are also reported in response to Item 4(g) below.

(e)

Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre‑approval of all auditing services performed for the registrant.  The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant.  In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting.  Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)   Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2021 was for work performed by persons other than full-time permanent employees of PwC.

(g)  The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below are disclosed in the table below. The disclosed payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards and for fees related to the merger of certain series of Thrivent Mutual Funds and certain series of Thrivent Series Fund, Inc.  These figures are also reported in response to Item 4(d) above.

Fiscal Year Ended	10/31/2020	12/31/2020	10/31/2021	12/31/2021
Registrant(1)	$0	$0	$0	$0
Adviser	$3,600	$3,600	$3,600	$3,600

(h)  Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)        Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)       Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures

(a)        Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: See EX-99.CODE attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)     Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)     Change in the registrant’s independent public accountant: Not applicable

(b)        If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906CERT attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 25, 2022                                                Thrivent Mutual Funds

                                                                                       By:   /s/ David S. Royal
                                                                                               David S. Royal
                                                                                            President and Chief Investment Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 25, 2022                                                By:   /s/ David S. Royal
                                                                                               David S. Royal
                                                                                            President and Chief Investment Officer
                                                                                            (principal executive officer)

Date: February 25, 2022                                                By:   /s/ Gerard V. Vaillancourt
                                                                                               Gerard V. Vaillancourt
                                                                                            Treasurer and Principal Accounting Officer
                                                                                            (principal financial officer)

Thrivent Diversified Income Plus Fund
Thrivent Multidimensional Income Fund
Annual Report
Mutual Funds
December 31, 2021

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contact your financial professional.

Table of Contents
Letter from the President 2
Letter from the Chief Investment Officer 3
Portfolio Perspectives
Thrivent Diversified Income Plus Fund 5
Thrivent Multidimensional Income Fund 7
Shareholder Expense Example 9
Report of Independent Registered Public Accounting
Firm 10
Schedule of Investments
Thrivent Diversified Income Plus Fund 11
Thrivent Multidimensional Income Fund 43
Statement of Assets and Liabilities 58
Statement of Operations 59
Statement of Changes in Net Assets 60
Notes to Financial Statements 61
Financial Highlights 75
Additional Information 77
Board of Trustees and Officers 82

2
Dear Shareholder:

At Thrivent, our mission is to help people achieve the financial clarity that enables them to live lives of meaning and gratitude.
Those lives come to life in the stories and experiences we
create through our interactions with others – in our families, our communities and throughout our world. If you’ll indulge me, I’ll share a personal story that illustrates what I mean.
2021 marks the tenth anniversary of my father’s passing. He had just turned 74 and I’ve never known a man in his 70s who took better care of himself. He went to the gym six days a week without fail, and he and I would go to the YMCA together when I visited.
You could say he was a young 74, but he unfortunately contracted a fatal infection while undergoing fairly routine medical treatment. It certainly wasn’t “fair” but now that I’m at an age when many of my friends are experiencing the passing of mothers or fathers, I often remark that there’s no good way to lose a parent.
After my dad passed away, my mom, my older brother and I met with the pastor who was going to lead the memorial service. It was nice that the pastor knew my dad not only from church but from many years of working out together at the local YMCA over the noon hour. In their younger days they had played pickup basketball together. Even though he knew my dad, Pastor Duane asked us
to tell him a bit more about him. At the end of our conversation, the pastor said, “it sounds like his greatest accomplishment was his two boys.” It would never have occurred to me to say that.
Ever since then I have been thinking: I hope that is exactly what someone says about me someday. (My lovely wife and I also have two boys.)
The greatest things any of us do are those things we do for
others. With this recent anniversary of my dad’s death, for some reason I kept focusing on a particular memory of my father. It was a weekend day around lunchtime when I was maybe 11 or 12
years old. I was considering what I wanted to do for the rest of that winter’s day. I clearly remember thinking, what I wanted to do most was call my friend Bruce and see if he could go bowling or to a movie. But Bruce might not be available to do something. I also thought about asking my dad if we could go sledding. I knew that if I asked him, we’d go. But I also knew that it would be mean if I asked Bruce first and, if he wasn’t free, then I asked my dad.
Should I take the sure (and certainly fun) thing that was sledding with dad or gamble on an afternoon with a friend?
Of course, when I recalled this story, I felt a little bad initially. I took my father for granted and now he’s gone. But my mood changed immediately when I realized something important: This story
wasn’t about me. This story was about my dad. As a father of two teenagers, I now understand that as much as I love spending time with them, having them make friends and do things on their own is an important part of growing up. I also appreciate now that my father had a busy job, a family, and a house to attend to. He clearly had plenty of other things to occupy his afternoon, especially if I went to a movie with a friend. But what this story was really about
– and this gives me such joy to remember about my dad – is that as a young boy if I asked my father to spend time with me, it never even occurred to me that he might say “No.”
The lesson I learned is that the really important stories are rarely about us. As I stated at the beginning of this letter, our mission at
Thrivent is to help people achieve financial clarity so that they can live lives of meaning and gratitude. Our lives have meaning, and we express our gratitude in what we’re able to do for one another.
That meaning and gratitude can often come from helping those we don’t even know.
A cause that means a great deal to me personally is helping
students of limited financial means study the humanities. I know,
I know, STEM (Science, Technology, Engineering and Math) is
important, but I feel it’s also important that all students, regardless of their financial means, have the opportunity to study literature, foreign languages, or philosophy. (I’ll share a secret. Though I have the privilege of leading the investment team at Thrivent, my undergraduate degree is actually in philosophy.)
What is it that you truly value and care about, and what are the stories you would most like to create for others?
At Thrivent we have over 120 investment professionals (all of whom have degrees in something other than philosophy), who are committed to helping you achieve the financial clarity that allows you to live a life of meaning and gratitude. And to focus on those in your life and in your community on whom you can make a lasting impact.
Blessings to you, your families and your communities. As always, on behalf of the entire Thrivent team, I offer you our sincere and humble thanks for the trust you have placed in us and for the opportunity to manage the assets that will help you live lives of meaning and gratitude.
David S. Royal
President and Chief Investment Officer
Thrivent Mutual Funds

3
Dear Shareholder:

Despite the pandemic and a sharp rise in inflation, the U.S. stock market enjoyed outstanding performance in 2021. The S&P 500®
index posted a total gain (including dividends) of 28.71% for the year. (The S&P 500 is a market-cap-weighted index that represents the average performance of a group of 500 large capitalization stocks.)
Gross domestic product (GDP) growth was strong early in the year as businesses and the economy reopened, posting abnormally
high gains of 6.4% annualized in the first quarter and 6.7% in the second quarter. But as COVID-19 cases reemerged, GDP
growth slowed to 2.0% in the third quarter. According to the U.S.
Department of Commerce, the decline in GDP growth reflected a resurgence of COVID-19 cases that “resulted in new restrictions and delays in reopening establishments in some parts of the
country.”
But the big story for the economy was rising inflation, due in large part to supply bottlenecks and rising demand. According to the
Commerce Department, the Consumer Price Index for All Urban
Consumers—a key measure of inflation—was up 7.0% year-over-
year in December, the largest annual increase since 1981.
Federal Reserve (Fed) Chair Jerome Powell attributed rising
inflation to “dislocations caused by the pandemic, specifically the effects on supply and demand from the shutdown, the uneven
reopening, and the ongoing effects of the virus itself.”
Oil prices also surged in 2021 along with the rebound in global travel and manufacturing, contributing further to the rise in inflation.
The price of West Texas Intermediate, a grade of crude oil used as a benchmark in oil pricing, jumped 55% in 2021, from $48.52 per barrel at the end of 2020 to $75.21 at the close of 2021.
Gasoline prices at the pump also rose along with oil prices. The average price per gallon moved up about 46% for the year, from
$2.31 at the end of 2020 to $3.38 at the close of 2021.
The Nasdaq Index was up 21.39% in 2021, from 12,888.28 at the end of 2020 to 15,644.97 at the close of 2021. (The Nasdaq—
National Association of Securities Dealers Automated Quotations—
is an electronic stock exchange with more than 3,300 company listings.)
Economic Review
Unemployment continued to tick down throughout 2021, as the
economy recovered from the pandemic-related slowdown, with job gains recorded every single month of the year. For the year, the economy added 6.4 million jobs, according to the Department of
Labor (DOL), which is the most since 1939 when the DOL began keeping records. The unemployment rate dropped from 6.7% at the end of 2020 to 3.9% at the end of 2021—the lowest level since the pandemic began.
Average hourly earnings for all employees on private nonfarm payrolls increased by 4.7% during the year, from $29.81 at the end of 2020 to $31.31 at the close of 2021.
Retail sales rose 16.9% year-over-year from December 2020
through December 2021, as businesses continued to rebound
from the pandemic slowdown, according to the January 2022
Department of Commerce retail report.
However, retail sales declined 1.9% for the month in December, stunted by supply shortages and rising consumer prices. Building material sales were up 12.5% from a year earlier, while department store sales were up 22.5%, auto sales were up 9.6%, and non-store retailers (primarily online) were up 10.7% from a year earlier—
even after an 8.7% month-to-month decline in December. With
consumers returning to restaurants and bars, sales at food services and drinking establishments were up 41.3% from a year earlier.
Market Review
All 11 sectors of the S&P 500 were in positive territory in 2021, led by Energy, up 54.64%, Real Estate, up 46.19%, Financials, up
35.04%, Information Technology, up 34.53%, Materials, up 27.28%,
Health Care, up 26.13%, Consumer Discretionary, up 24.43%, and
Communications Services, up 21.57%.
After a fast start to the year, the MSCI EAFE Index, which tracks developed-economy stocks in Europe, Asia, and Australia, was relatively flat through the second half of 2021, as COVID-19 cases entered a second wave. For the year, the index was up 8.78%.
The Bloomberg U.S. Aggregate Bond Index, which tracks a broad range of investment-grade bonds, was down 1.54% in 2021. The yield on 10-year U.S. Treasuries moved up significantly during
2021, from 0.92% at the end of 2020 to 1.51% at the end of 2021.
Our Outlook
The U.S. economy should remain on a solid, but moderating growth path. Consumer spending is expected to remain strong, given the very healthy labor market and the significant levels of cash still sitting in bank accounts.
Government spending will be another source of strength given that recently enacted fiscal spending programs have not ramped up yet. Furthermore, although debt levels are high at the corporate and consumer level, they do not pose an imminent risk to the economy, especially with the cost to service debt at such a low level. As the Fed slows its asset purchases and steadily increases rates, the risk of volatility increases. We expect the current performance trend in the fixed income market to persist, with bond yields churning to gradually higher levels.
In the U.S. equities market, after a long stretch of exceptional performance, return expectations should be meaningfully reduced relative to recent returns, with earnings moderating and interest rates expected to rise. However, there remains ample liquidity in the system to support the market, even at lofty valuations. But investor emphasis should be on quality companies, regardless of size, that have solid business plans, durable profitability, and well-
managed balance sheets.

As always, we thank you for the trust you have placed in our entire team of professionals at Thrivent.
Sincerely,
David S. Royal
President and Chief Investment Officer
Thrivent Mutual Funds

Thrivent Diversified Income Plus Fund

Quoted Fund performance is for Class A shares and does not reflect a sales charge.
The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Stephen D. Lowe, CFA, Gregory R. Anderson, CFA, and Theron G. Whitehorn, CFA, Portfolio Co-Managers
The Fund seeks to maximize income while maintaining prospects for capital appreciation.
Investment in Thrivent Diversified Income Plus Fund involves risks including interest rate, equity security, credit, allocation, mortgage-backed and other asset-backed securities, market, high yield, leveraged loan, LIBOR, prepayment, large cap, foreign securities, emerging markets, foreign currency, preferred securities, other funds, investment adviser, conflicts of interest, issuer, liquidity, derivatives, quantitative investing, portfolio turnover rate, and health crisis risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Fund perform during the 12-month period ended December 31, 2021?
Thrivent Diversified Income Plus Fund earned a return of 6.22%, compared with the median return of its peer group, the Lipper Mixed-
Asset Target Allocation Conservative Funds category, of 6.14%. The Fund’s market benchmarks, the S&P/LSTA Leveraged Loan Index, the
MSCI World Index–USD Net Returns, the Bloomberg U.S. Mortgage-Backed Securities Index, and the Bloomberg U.S. High Yield Ba/B 2%
Issuer Capped Index, earned returns of 5.20%, 21.82%, -1.04% and 4.65%, respectively.
What factors affected the Fund’s performance?
As the period began, the global economy was rebounding from a steep, but short-lived recession caused by the pandemic. The recovery was fueled by massive amounts of stimulus from the Federal Reserve (Fed) and other central banks, government spending and vaccine news announced in November 2020, which led to economic re-openings. Throughout the period, the Fed maintained its target federal funds rate at 0% to 0.25%, which kept short-term Treasury rates anchored near zero. However, policymakers began tapering monthly purchases of Treasury and agency mortgage-backed securities (MBS) in November, followed by a shift to a more hawkish stance toward interest rate increases in 2022 at their December meeting. The combination of record stimulus, excess demand, disrupted supply chains, a shortage of workers and higher energy prices propelled inflation significantly higher, putting upward pressure on rates across the rest of the yield curve, particularly intermediate maturities. The improving economy and vaccine announcements led risk assets like equities and high-yield bonds to perform very well.
For the majority of the period, the Fund allocated approximately 80% of its assets to fixed income and 20% to equities. The Fund’s fixed-
income segment outperformed in part due to its shorter duration stance, which lessened interest-rate sensitivity versus its peers, and yield curve positioning during the rising rate environment. We strategically manage the fixed-income portfolio to have less interest-rate sensitivity than its peers or the high-yield and mortgage-backed indexes. We used Treasury futures to help manage duration. The strongly performing high-yield and leveraged loan sectors also comprised most of the Fund’s corporate exposure, which included approximately 14% of the fixed-income portfolio in leveraged loans, 17% in high-yield bonds, and 10% in investment-grade corporate bonds. Security selection was favorable in high yield but detracted in leveraged loans somewhat due to their generally higher-quality bias during the risk-on environment.
Smaller allocations within fixed-income–including about 5% of the portfolio in convertible securities, 5% in preferred securities and 1%
in alternative fixed-income–aided results due to outsized gains in those segments. Emerging market (EM) exposure, which was around
10% of the fixed-income portfolio, had a roughly neutral impact on performance. The fixed-income portfolio’s 34% exposure in weaker-
performing securitized sectors hurt results, particularly exposure to the underperforming agency MBS sector; however, a 6% exposure in nonagency MBS and 3% in collateralized loan obligations (CLOs) helped.
The Fund’s equity allocation added to relative performance due to an overweighting versus the peer group. Within equity, the Fund benefited from an overweighting in domestic versus international stocks, and within international, an overweighting in developed markets versus EM. Additionally, stock selection in the underlying domestic equity funds was strong, especially from the large-cap value manager, along with the mid-cap and international managers.
What is your outlook?
We expect the economic recovery to continue while moderating from the extraordinary growth over the past year. While COVID containment has remained elusive with the outbreak of the Omicron variant, the negative economic impact appears to be waning. We anticipate corporate earnings growth to slow to a level more consistent with long-term averages. Economic optimism may be tempered somewhat by concern over inflation as high demand for goods and services has been met with disrupted supply chains and firms’ inability to hire enough workers to keep pace with demand. The Fed now anticipates roughly three interest rate hikes in 2022 according to its dot-
plot projections, which the market has been pricing in for some time. Rising rates may be a headwind for risk assets and precipitate an increase in volatility in the coming year.
Overall, the Fund remains approximately 3% underweighted in equities versus fixed-income securities. Within the equity portfolio, we continue to favor domestic over international. Within domestic exposure, the portfolio remains overweighted in large- and mid-cap stocks but has moved to a more neutral small-cap weighting from a prior underweighting due to stronger economic conditions. Within international, the portfolio remains underweighted in EM economies, which have performed poorly largely due to China. The country’s crackdown on capitalism continues unabated, which will lead to slower growth well into 2022. In terms of style factors, the equity portfolio is overweighted in more defensive areas of the market including growth, momentum and technology. In the fixed-income portfolio, we are maintaining a shorter duration and moderate overweighting in risk through corporate, convertible and alternative exposures. However, with spreads at current levels, the Fund is not getting compensated for taking a significant amount of risk in the fixed-income market.

Portfolio Composition
(% of Portfolio)
Long-Term Fixed Income 45.4%
Short-Term Investments 21.5%
Common Stock 13.2%
Registered Investment
Companies 12.3%
Bank Loans 6.4%
Preferred Stock 1.2%
Total 100.0%
Major Market Sectors
(% of Net Assets)
Mortgage-Backed Securities 22.4%
Affiliated Registered
Investment Companies 11.3%
Financials 10.2%
Information Technology 6.5%
Consumer Discretionary 6.4%
Materials 5.2%
Communications Services 4.8%
Consumer Staples 4.5%
Collateralized Mortgage
Obligations 4.1%
Unaffiliated Registered
Investment Companies 3.8%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund 8.3%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 6.7%
Federal National Mortgage Association
Conventional 15-Yr. Pass Through 5.6%
Government National Mortgage
Association Conventional 30-Yr. Pass
Through 3.9%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 3.8%
Thrivent Core International Equity Fund 3.0%
Federal National Mortgage Association
Conventional 30-Yr. Pass Through 2.4%
SPDR Blackstone Senior Loan ETF 1.9%
Microsoft Corporation 0.7%
Apple, Inc. 0.5%
These securities represent 36.8% of the total
net assets of the Fund.
Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.
Average Annual Total Returns
1
As of December 31, 2021
Class A
2
1-Year 5 Years 10 Years
without sales charge 6.22% 6.24% 6.47%
with sales charge 1.48% 5.27% 5.99%
Class S 1-Year 5 Years 10 Years
Net Asset Value 6.55% 6.52% 6.76%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the perfor-
mance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
2 Class A performance with sales charge reflects the maximum sales charge of 4.5%.
(a) Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders invest-
ing in the different classes.
* The MSCI World Index – USD Net Returns is an index that represents large and mid-cap stock performance across developed market countries through-
out the world. The performance of the Index reflects dividends reinvested after the deduction of withholding taxes.
** The Bloomberg U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
*** The Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
**** The S&P/LSTA Leveraged Loan Index is a market value-weighted index representing the performance of the universe of U.S. dollar-denominated, senior secured, syndicated term loans.
***** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Thrivent Multidimensional Income Fund

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
Gregory R. Anderson, CFA, Stephen D. Lowe, CFA, Kent L. White, CFA, and Theron G. Whitehorn, CFA, Portfolio
Co-Managers
The Fund seeks a high level of current income and, secondarily, growth of capital.
Investment in Thrivent Multidimensional Income Fund involves risks including interest rate, credit, high yield, preferred securities, closed-end fund, ETF, emerging markets, foreign securities, market, mortgage-backed and other asset-backed securities, LIBOR, convertible, government securities, issuer, investment adviser, conflicts of interest, sovereign debt, liquidity, derivatives, other funds, and health crisis risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.
How did the Fund perform during the 12-month period ended December 31, 2021?
Thrivent Multidimensional Income Fund generated a return of 5.72%, compared with the median return of its peer group, the Lipper
Flexible Funds category, of 3.82%. The Fund’s market benchmarks, the Bloomberg U.S. Corporate High Yield Bond Index, the S&P
U.S. Preferred Stock Index, and the Bloomberg Emerging Markets USD Sovereign Bond Index, returned 5.28%, 6.64% and -2.32%, respectively.
What factors affected the Fund’s performance?
As the period got underway, global economies were rebounding from a steep, but short-lived recession caused by the COVID-19 pandemic. The U.S. recovery was fueled by massive amounts of Federal Reserve (Fed) stimulus and government spending, as well as positive news about vaccines announced in November 2020, which led to economic re-openings. Throughout the period, the Fed maintained its target federal funds rate at 0% to 0.25% but began tapering monthly purchases of Treasury and agency mortgage-backed securities (MBS) in November. As anticipated, policymakers shifted to a more hawkish stance toward interest rate increases at their
December meeting and updated their dot-plot projections to three rate hikes in 2022. Short-term Treasury rates remained anchored near zero throughout the period, while rates rose across the rest of the yield curve, particularly in the intermediate maturity segment. The yield on the benchmark 10-year Treasury increased 59 basis points to 1.52%.
The combination of the strengthening economy, highly accommodative monetary policy and massive fiscal stimulus caused risk assets, including preferred securities, high-yield bonds and leveraged loans, to perform very well throughout the period. Preferred securities also benefited from another round of Fed stress tests in June that confirmed the balance sheet strength of U.S. banks, which comprise a large percentage of the issuers. Spreads in the high-yield bond segment rallied from 360 basis points over Treasuries at the beginning of the year to 283 basis points by year-end, which was a tighter level than they were before the COVID crisis began. Leveraged loans benefited from increased investor interest as the dramatic increase in inflation drove demand for securities with floating-rate coupon structures.
However, emerging market (EM) bonds struggled in the face of rising U.S. rates, dollar strength, China’s slowing growth amid a regulatory crackdown and other country-specific issues.
High-yield bonds and preferred securities formed the core of the Fund in 2021, accounting for about 32% and 30% of its holdings, respectively, at year-end. We also allocated about 16% of the Fund’s assets to alternative fixed-income securities, including closed-end funds, exchange-traded funds (ETF) and real estate investment trusts (REIT); about 9% of assets to EM bonds; about 4% to convertible securities; and about 9% to U.S. Treasuries.
The Fund outperformed its Lipper peer group largely due to its higher allocation to convertible securities, closed-end funds, and other alternative equities. These equity-like exposures produced very strong returns as markets rebounded and the economy continued to recover. To a lesser extent, the Fund benefited from a higher allocation to preferred securities versus the peer group, which also aided the
Fund’s outperformance. On the other hand, the Fund’s exposure to EM bonds and Treasury securities contributed negatively to returns.
Additionally, security selection within the high-yield bond and EM bond spaces hindered performance compared to the benchmark indexes.
What is your outlook?
Our outlook remains constructive since the economy is generally growing, while monetary and fiscal stimulus continues to work its way through the system, supported by people re-entering the workforce and pent-up savings and demand. Corporate fundamentals are favorable as earnings remain strong, companies pay down pandemic-related debt and defaults remain extremely low. However, COVID containment has remained elusive with the outbreak of the more contagious Omicron variant. We believe most of the positive outlook is already priced into spreads, which ended the period near all-time tight levels. As a result, valuations are not very attractive, particularly in corporate credit. We will likely see more rate and spread volatility as the market tries to anticipate how aggressively the Fed will react to higher-than-expected inflation that is not as transitory as predicted.

Major Market Sectors
(% of Net Assets)
Financials 23.0%
Unaffiliated Registered
Investment Companies 20.9%
Affiliated Fixed Income
Holdings 9.0%
U.S. Government & Agencies 7.7%
Consumer Cyclical 6.0%
Energy 5.7%
Communications Services 4.8%
Utilities 4.2%
Consumer Non-Cyclical 4.1%
Capital Goods 3.4%
Top 10 Holdings
(% of Net Assets)
Thrivent Core Emerging Markets Debt
Fund
9.0%
U.S. Treasury Notes
4.5%
SPDR Bloomberg High Yield Bond ETF
3.5%
U.S. Treasury Bonds
3.2%
iShares S&P U.S. Preferred Stock Index
Fund
2.9%
SPDR Bloomberg Short Term High Yield
Bond ETF
2.0%
Invesco Senior Loan ETF
1.0%
PGIM Global High Yield Fund, Inc.
0.6%
Eaton Vance Limited Duration Income
Fund
0.6%
PGIM High Yield Bond Fund, Inc.
0.5%
These securities represent 27.8% of the total
net assets of the Fund.
Bond quality ratings are obtained from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Ratings from S&P, when used, are converted into their equivalent Moody’s ratings. If Moody’s and S&P have assigned different ratings to a security, the lowest rating for the security is used. Not rated may include cash. Investments in derivatives and short-term investments are not reflected in the table.
Quoted Bond Quality Ratings Distributions, Major Market Sectors and Top 10 Holdings are subject to change.
The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.
Bond Quality Ratings Distributions exclude collateral held for securities loaned.
Average Annual Total Returns
1
As of December 31, 2021
From
Inception
Class S 1-Year 2/28/2017
Net Asset Value 5.72% 5.19%
Past performance is not an indication of future results. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit ThriventFunds.com. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the perfor-
mance data quoted. Call 800-847-4836 or visit ThriventFunds.com for performance results current to the most recent month-end.
Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Fund's adviser may have waived its management fee and/or reimbursed Fund expenses, without which the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Unless otherwise noted, the Index results shown do not reflect deductions for fees, expenses, or taxes. Index results shown reflect reinvestment of dividends. It is not possible to invest directly in an Index.
1
* The Bloomberg U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bond.
**
***
The S&P U.S. Preferred Stock Index is designed to be an investable benchmark representing the U.S. preferred stock market.
The Bloomberg Emerging Markets USD Sovereign Bond Index tracks fixed and floating-rate US dollar-denominated debt issued by emerging markets governments.
**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.

Shareholder Expense Example
(unaudited)
As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 through December 31, 2021.
Actual Expenses
In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of
$12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Hypothetical Example for Comparison Purposes
In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of
$12 may be charged to Class A shareholder accounts if the value falls to an amount of $2,000 or less, in the case of a non-qualified account, and $1,000 or less, in the case of a qualified account. This fee is not included in the table below. If it were and you were assessed such a fee, the expenses you paid during the period would have been higher and the ending account value would have been lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Beginning Account
Value 7/1/2021
Ending Account
Value 12/31/2021
Expenses Paid
During Period
7/1/2021- 12/31/2021
*
Annualized Expense
Ratio
Thrivent Diversified Income Plus Fund
Actual
Class A $1,000 $1,019 $4.69 0.92%
Class S $1,000 $1,021 $3.47 0.68%
Hypothetical
**
Class A $1,000 $1,021 $4.70 0.92%
Class S $1,000 $1,022 $3.47 0.68%
Thrivent Multidimensional Income Fund
Actual
Class S $1,000 $1,006 $4.30 0.85%
Hypothetical
**
Class S $1,000 $1,021 $4.33 0.85%
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by
184/365 to reflect the one-half year period.
** Assuming 5% annualized total return before expenses.

To the Board of Trustees of Thrivent Mutual Funds and Shareholders of Thrivent Diversified Income Plus Fund and
Thrivent Multidimensional Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of
Thrivent Diversified Income Plus Fund and Thrivent Multidimensional Income Fund (two of the funds constituting
Thrivent Mutual Funds, hereafter collectively referred to as the "Funds") as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the
Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of
December 31, 2021 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
February 17, 2022
We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402
T: (612) 596 6000, www.pwc.com/us
Report of Independent Registered Public Accounting Firm

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans ( 7.9% )
a
Value
Basic Materials (0.6%)
Ball Metalpack Finco, LLC, Term
Loan
$ 168,875
4.675%,  (LIBOR 3M +
4.500%), 7/31/2025
b
$ 168,875
Flexsys, Inc./Ohio, Term Loan
1,255,000
6.000%,  (LIBOR 3M +
5.250%), 11/1/2028
b,c
1,258,138
Hexion, Inc., Term Loan
640,614
3.640%,  (LIBOR 3M +
3.500%), 7/1/2026
b
640,614
INEOS US Petrochem, LLC, Term
Loan
985,050
3.250%,  (LIBOR 1M +
2.750%), 1/29/2026
b
981,563
Innophos Holdings, Inc., Term
Loan
638,625
3.854%,  (LIBOR 1M +
3.750%), 2/7/2027
b
635,962
Momentive Performance Materials
USA, LLC, Term Loan
607,425
3.360%,  (LIBOR 1M +
3.250%), 5/15/2024
b
606,411
Nouryon USA, LLC, Term Loan
1,208,062
3.102%,  (LIBOR 1M +
3.000%), 10/1/2025
b
1,202,783
Pixelle Specialty Solutions, LLC,
Term Loan
1,133,655
7.500%,  (LIBOR 1M +
6.500%), 10/31/2024
b
1,126,977
Sparta US HoldCo, LLC, Term
Loan
185,000
4.250%,  (LIBOR 3M +
3.500%), 8/2/2028
b
185,057
Venator Finance SARL, Term Loan
737,300
3.104%,  (LIBOR 1M +
3.000%), 8/8/2024
b
730,391
Total 7,536,771
Capital Goods (1.4%)
Bingo Industries, Ltd., Term Loan
453,862
4.000%,  (LIBOR 3M +
3.500%), 8/9/2028
b,c
451,593
BW Holding, Inc., Delayed Draw
215,000
0.000%,  (LIBOR 1M +
4.000%), 12/14/2028
b,d,e
213,387
BW Holding, Inc., Term Loan
811,000
4.500%,  (LIBOR 3M +
4.000%), 12/14/2028
b
804,917
Flex Acquisition Company, Inc.,
Term Loan
1,286,124
3.131%,  (LIBOR 3M +
3.000%), 6/29/2025
b
1,273,262
262,685
4.000%,  (LIBOR 3M +
3.500%), 3/2/2028
b
261,973
Gemini HDPE, LLC, Term Loan
904,256
3.500%,  (LIBOR 3M +
3.000%), 12/31/2027
b
902,276
GFL Environmental, Inc., Term
Loan
990,000
3.500%,  (LIBOR 3M +
3.000%), 5/31/2025
b
992,119
Principal
Amount Bank Loans (7.9%)
a
Value
Capital Goods (1.4%) - continued
Grinding Media, Inc., Term Loan
$ 1,276,800
4.750%,  (LIBOR 3M +
4.000%), 9/22/2028
b
$ 1,273,608
Groupe Solmax, Inc., Term Loan
1,182,691
5.500%,  (LIBOR 3M +
4.750%), 7/23/2028
b
1,178,753
HRNI Holdings, LLC, Term Loan
633,000
0.000%,  (LIBOR 1M +
4.250%), 12/10/2028
b,d,e
632,475
Hyperion Materials &
Technologies, Inc., Term Loan
762,500
5.000%,  (LIBOR 3M +
4.500%), 8/30/2028
b
762,820
LABL, Inc., Term Loan
315,000
0.000%,  (LIBOR 1M +
5.000%), 10/29/2028
b,d,e
314,212
LRS Holdings, LLC, Term Loan
633,000
4.750%,  (LIBOR 1M +
4.250%), 8/31/2028
b,c
631,417
Mauser Packaging Solutions
Holding Company, Term Loan
911,497
3.354%,  (LIBOR 1M +
3.250%), 4/3/2024
b
898,472
Natgasoline, LLC, Term Loan
771,150
3.625%,  (LIBOR 1M +
3.500%), 11/14/2025
b,c
763,439
Pactiv Evergreen Group Holdings,
Inc., Term Loan
643,500
3.354%,  (LIBOR 1M +
3.250%), 2/5/2026
b
639,279
Quikrete Holdings Inc., Term Loan
750,000
0.000%,  (LIBOR 1M +
3.000%), 6/11/2028
b,d,e
747,915
RLG Holdings, LLC, Term Loan
682,975
5.000%,  (LIBOR 3M +
4.250%), 7/8/2028
b
680,844
TransDigm, Inc., Term Loan
2,258,900
2.354%,  (LIBOR 1M +
2.250%), 12/9/2025
b
2,225,875
TricorBraun Holdings, Inc., Term
Loan
1,144,597
3.750%,  (LIBOR 1M +
3.250%), 3/3/2028
b
1,135,372
Trident TPI Holdings, Inc., Delayed
Draw
94,904
4.201%,  (LIBOR 3M +
4.000%), 9/17/2028
b,d,e
94,741
Trident TPI Holdings, Inc., Term
Loan
665,831
4.500%,  (LIBOR 3M +
4.000%), 9/17/2028
b
664,686
Venga Finance SARL, Term Loan
633,000
0.000%,  (LIBOR 1M +
4.750%), 11/5/2028
b,d,e
619,156
Waterlogic USA Holdings, Inc.,
Term Loan
683,288
4.974%,  (LIBOR 3M +
4.750%), 8/12/2028
b
683,287
Total 18,845,878

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (7.9%)
a
Value
Communications Services (1.2%)
Allen Media, LLC, Term Loan
$ 606,929
5.724%,  (LIBOR 3M +
5.500%), 2/10/2027
b
$ 605,716
Altice France SA, Term Loan
568,225
2.879%,  (LIBOR 3M +
2.750%), 7/31/2025
b
557,099
Cablevision Lightpath, LLC, Term
Loan
925,650
3.750%,  (LIBOR 1M +
3.250%), 12/1/2027
b
923,336
CCI Buyer, Inc., Term Loan
238,200
4.500%,  (LIBOR 3M +
3.750%), 12/17/2027
b
238,200
CommScope, Inc., Term Loan
1,642,200
3.354%,  (LIBOR 1M +
3.250%), 4/4/2026
b
1,619,275
DIRECTV Financing, LLC, Term
Loan
1,388,050
5.750%,  (LIBOR 3M +
5.000%), 8/2/2027
b
1,388,453
E.W. Scripps Company, Term Loan
383,525
3.750%,  (LIBOR 1M +
3.000%), 1/7/2028
b
382,992
Entercom Media Corporation, Term
Loan
804,632
2.602%,  (LIBOR 1M +
2.500%), 11/17/2024
b
793,367
iHeartCommunications, Inc., Term
Loan
671,437
3.104%,  (LIBOR 1M +
3.000%), 5/1/2026
b
666,522
Metronet Systems Holdings, LLC,
Term Loan
1,202,860
4.500%,  (LIBOR 1M +
3.750%), 6/2/2028
b
1,201,958
NEP Group, Inc., Term Loan
1,280,400
3.354%,  (LIBOR 1M +
3.250%), 10/20/2025
b
1,252,474
Nexstar Media, Inc., Term Loan
1,450,446
2.599%,  (LIBOR 1M +
2.500%), 9/19/2026
b
1,446,283
ORBCOMM, Inc., Term Loan
668,325
5.000%,  (LIBOR 3M +
4.250%), 9/1/2028
b
667,209
Sharp Midco, LLC, Term Loan
267,000
0.000%,  (LIBOR 1M +
4.000%), 12/14/2028
b,c,d,e
266,333
Terrier Media Buyer, Inc., Term
Loan
1,202,850
3.604%,  (LIBOR 1M +
3.500%), 12/17/2026
b
1,196,535
Univision Communications, Inc.,
Term Loan
625,000
0.000%,  (LIBOR 1M +
3.250%), 5/21/2028
b,d,e
623,437
Voyage Australia Property, Ltd.,
Term Loan
638,400
4.000%,  (LIBOR 3M +
3.500%), 6/18/2028
b
637,800
Xplornet Communications, Inc.,
Term Loan
673,313
4.500%,  (LIBOR 1M +
4.000%), 9/30/2028
b
671,912
Principal
Amount Bank Loans (7.9%)
a
Value
Communications Services (1.2%) - continued
$ 595,000
7.500%,  (LIBOR 1M +
7.000%), 9/30/2029
b,c
$ 589,050
Total 15,727,951
Consumer Cyclical (1.3%)
ACProducts Holdings, Inc., Term
Loan
1,198,975
4.750%,  (LIBOR 3M +
4.250%), 5/17/2028
b
1,180,991
AI Aqua Merger Sub, Inc., Delayed
Draw
85,000
0.000%,  (LIBOR 1M +
4.000%), 7/30/2028
b,d,e
85,060
AI Aqua Merger Sub, Inc., Term
Loan
680,000
4.500%,  (LIBOR 1M +
4.000%), 7/30/2028
b
680,483
American Trailer World
Corporation, Term Loan
756,200
4.500%,  (LIBOR 1M +
3.750%), 3/5/2028
b
752,555
Caesars Resort Collection, LLC,
Term Loan
562,154
3.604%,  (LIBOR 1M +
3.500%), 7/20/2025
b
562,013
Carnival Corporation, Term Loan
620,277
3.750%,  (LIBOR 3M +
3.000%), 6/30/2025
b
614,074
Cengage Learning, Inc., Term
Loan
1,246,875
5.750%,  (LIBOR 3M +
4.750%), 7/14/2026
b
1,249,082
CP Atlas Buyer, Inc., Term Loan
754,350
4.250%,  (LIBOR 3M +
3.750%), 11/23/2027
b
750,201
Golden Entertainment, Inc., Term
Loan
1,570,040
3.750%,  (LIBOR 1M +
3.000%), 10/20/2024
b
1,564,812
Golden Nugget, LLC, Term Loan
912,163
3.250%,  (LIBOR 1M +
2.500%), 10/4/2023
b
905,733
Great Canadian Gaming
Corporation, Term Loan
425,000
4.750%,  (LIBOR 3M +
4.000%), 11/1/2026
b
425,799
Michaels Companies, Inc., Term
Loan
1,233,800
5.000%,  (LIBOR 3M +
4.250%), 4/15/2028
b
1,221,684
Scientific Games International,
Inc., Term Loan
3,266,730
2.854%,  (LIBOR 1M +
2.750%), 8/14/2024
b
3,252,944
Secure Acquisition, Inc., Delayed
Draw
104,000
0.000%,  (LIBOR 1M +
5.000%), 12/23/2028
b,c,d,e
103,480
Secure Acquisition, Inc., Term
Loan
698,000
5.500%,  (LIBOR 3M +
5.000%), 12/23/2028
b,c
694,510

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (7.9%)
a
Value
Consumer Cyclical (1.3%) - continued
Staples, Inc., Term Loan
$ 349,129
4.632%,  (LIBOR 3M +
4.500%), 9/12/2024
b
$ 338,655
568,766
5.132%,  (LIBOR 3M +
5.000%), 4/12/2026
b
548,603
Tenneco, Inc., Term Loan
922,610
3.104%,  (LIBOR 1M +
3.000%), 10/1/2025
b
907,618
Truck Hero, Inc., Term Loan
208,425
4.000%,  (LIBOR 1M +
3.250%), 2/24/2028
b
207,075
Wyndham Hotels & Resorts, Inc.,
Term Loan
677,250
1.854%,  (LIBOR 1M +
1.750%), 5/30/2025
b
669,387
Total 16,714,759
Consumer Non-Cyclical (1.1%)
Adient US, LLC, Term Loan
328,350
3.604%,  (LIBOR 1M +
3.500%), 4/8/2028
b
328,009
Alltech, Inc., Term Loan
591,000
4.500%,  (LIBOR 1M +
4.000%), 10/15/2028
b,c
591,000
Bausch Health Americas, Inc.,
Term Loan
1,375,333
3.104%,  (LIBOR 1M +
3.000%), 6/1/2025
b
1,368,113
Blue Ribbon, LLC, Term Loan
838,969
6.750%,  (LIBOR 3M +
6.000%), 5/7/2028
b,c
836,871
Chobani, LLC, Term Loan
478,937
4.500%,  (LIBOR 1M +
3.500%), 10/23/2027
b
479,656
City Brewing Company, LLC, Term
Loan
1,020,443
4.250%,  (LIBOR 3M +
3.500%), 4/5/2028
b
963,890
CNT Holdings I Corporation, Term
Loan
620,312
4.250%,  (LIBOR 3M +
3.500%), 11/8/2027
b
620,201
175,000
7.500%,  (LIBOR 3M +
6.750%), 11/6/2028
b
175,656
Endo Luxembourg Finance
Company I SARL, Term Loan
585,575
5.750%,  (LIBOR 3M +
5.000%), 3/25/2028
b
568,301
Gainwell Acquisition Corporation,
Term Loan
1,240,602
4.750%,  (LIBOR 3M +
4.000%), 10/1/2027
b
1,242,462
Global Medical Response, Inc.,
Term Loan
278,407
5.250%,  (LIBOR 3M +
4.250%), 3/14/2025
b
277,065
3,027,355
5.250%,  (LIBOR 3M +
4.250%), 10/2/2025
b
3,011,462
Herens US Holdco Corporation,
Term Loan
1,159,175
4.750%,  (LIBOR 2M +
4.000%), 7/2/2028
b
1,157,598
Principal
Amount Bank Loans (7.9%)
a
Value
Consumer Non-Cyclical (1.1%) - continued
Mamba Purchaser, Inc., Term Loan
$ 115,000
7.000%,  (LIBOR 1M +
6.500%), 10/14/2029
b
$ 115,144
Packaging Coordinators Midco,
Inc., Term Loan
631,410
4.500%,  (LIBOR 3M +
3.750%), 11/30/2027
b
630,885
PetSmart, LLC, Term Loan
1,466,325
4.500%,  (LIBOR 3M +
3.750%), 2/12/2028
b
1,467,249
Precision Medicine Group, LLC,
Delayed Draw
118,846
0.000%,  (LIBOR 1M +
3.000%), 11/20/2027
b,d,e
118,215
Precision Medicine Group, LLC,
Term Loan
902,042
3.750%,  (LIBOR 3M +
3.000%), 11/20/2027
b
897,252
Total 14,849,029
Energy (0.2%)
Calpine Corporation, Term Loan
1,197,900
2.610%,  (LIBOR 1M +
2.500%), 12/16/2027
b
1,189,036
GIP II Blue Holding LP, Term Loan
1,184,000
5.500%,  (LIBOR 3M +
4.500%), 9/22/2028
b
1,179,560
Total 2,368,596
Financials (0.4%)
Asurion, LLC, Term Loan
396,000
3.354%,  (LIBOR 1M +
3.250%), 12/23/2026
b
393,030
1,300,175
3.354%,  (LIBOR 1M +
3.250%), 7/31/2027
b
1,291,074
810,000
5.354%,  (LIBOR 1M +
5.250%), 2/3/2028
b,c
812,025
670,000
5.354%,  (LIBOR 1M +
5.250%), 1/15/2029
b
666,791
Digicel International Finance, Ltd.,
Term Loan
932,696
3.500%,  (LIBOR 3M +
3.250%), 5/27/2024
b
906,114
NCR Corporation, Term Loan
309,688
2.630%,  (LIBOR 3M +
2.500%), 8/28/2026
b
306,398
Tiger Acquisition, LLC, Term Loan
408,975
3.750%,  (LIBOR 3M +
3.250%), 6/1/2028
b
406,055
Total 4,781,487
Technology (0.9%)
Clear Channel Outdoor Holdings,
Inc., Term Loan
981,721
3.629%,  (LIBOR 3M +
3.500%), 8/21/2026
b
967,408
Crown Subsea Communications
Holding, Inc., Term Loan
993,699
5.500%,  (LIBOR 1M +
4.750%), 4/27/2027
b
997,008

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Bank Loans (7.9%)
a
Value
Technology (0.9%) - continued
Gogo Intermediate Holdings, LLC,
Term Loan
$ 1,059,675
4.500%,  (LIBOR 3M +
3.750%), 4/30/2028
b
$ 1,058,732
Gridiron Fiber Corporation, Term
Loan
455,000
5.250%,  (LIBOR 3M +
4.500%), 10/4/2028
b
446,469
Lummus Technology Holdings V,
LLC, Term Loan
599,924
3.604%,  (LIBOR 1M +
3.500%), 6/30/2027
b
595,760
Prime Security Services Borrower,
LLC, Term Loan
2,734,337
3.500%,  (LIBOR 3M +
2.750%), 9/23/2026
b
2,730,291
Rackspace Technology Global,
Inc., Term Loan
1,761,688
3.500%,  (LIBOR 3M +
2.750%), 2/9/2028
b
1,747,118
Redstone Holdco 2 LP, Term Loan
610,317
5.500%,  (LIBOR 3M +
4.750%), 4/27/2028
b
581,516
348,869
8.500%,  (LIBOR 3M +
7.750%), 8/6/2029
b
320,377
SS&C Technologies, Inc., Term
Loan
133,206
1.854%,  (LIBOR 1M +
1.750%), 4/16/2025
b
131,592
98,622
1.854%,  (LIBOR 1M +
1.750%), 4/16/2025
b
97,427
Zayo Group Holdings, Inc., Term
Loan
1,848,388
3.104%,  (LIBOR 1M +
3.000%), 3/9/2027
b
1,822,196
Total 11,495,894
Transportation (0.5%)
AAdvantage Loyalty IP, Ltd., Term
Loan
2,090,000
5.500%,  (LIBOR 3M +
4.750%), 4/20/2028
b
2,162,021
Air Canada, Term Loan
437,000
4.250%,  (LIBOR 3M +
3.500%), 8/11/2028
b
435,204
Genesee & Wyoming, Inc., Term
Loan
1,272,337
2.224%,  (LIBOR 3M +
2.000%), 12/30/2026
b
1,263,647
Hertz Corporation, Term Loan
333,325
3.750%,  (LIBOR 1M +
3.250%), 6/30/2028
b
333,325
63,135
3.750%,  (LIBOR 1M +
3.250%), 6/30/2028
b
63,135
SkyMiles IP, Ltd., Term Loan
1,245,000
4.750%,  (LIBOR 3M +
3.750%), 10/20/2027
b
1,315,031
United Airlines, Inc., Term Loan
630,238
4.500%,  (LIBOR 3M +
3.750%), 4/21/2028
b
631,095
Total 6,203,458
Principal
Amount Bank Loans (7.9%)
a
Value
Utilities (0.3%)
Advanced Drainage Systems, Inc.,
Term Loan
$ 111,276
2.375%,  (LIBOR 1M +
2.250%), 9/24/2026
b
$ 111,276
CQP Holdco LP, Term Loan
1,492,500
4.250%,  (LIBOR 3M +
3.750%), 6/4/2028
b
1,488,142
EnergySolutions, LLC, Term Loan
577,665
4.750%,  (LIBOR 3M +
3.750%), 5/11/2025
b
575,499
Exgen Renewables IV, LLC, Term
Loan
375,000
3.500%,  (LIBOR 3M +
2.500%), 12/15/2027
b
374,471
Freeport LNG Investments, LLLP,
Term Loan
1,192,000
4.000%,  (LIBOR 3M +
3.500%), 12/21/2028
b
1,179,711
Osmose Utilities Services, Inc.,
Term Loan
264,338
3.750%,  (LIBOR 1M +
3.250%), 6/22/2028
b
262,619
PG&E Corporation, Term Loan
617,924
3.500%,  (LIBOR 3M +
3.000%), 6/23/2025
b
610,509
Total 4,602,227
Total Bank Loans
(cost $103,130,071) 103,126,050
Principal
Amount Long-Term Fixed Income ( 55.6% ) Value
Asset-Backed Securities (3.1%)
510 Asset Backed Trust
800,000
3.967%,  5/25/2061, Ser.
2021-NPL1, Class A2
f,g
790,767
1,434,487
2.116%,  6/25/2061, Ser.
2021-NPL2, Class A1
f,g
1,415,008
775,000
4.090%,  6/25/2061, Ser.
2021-NPL2, Class A2
f,g
762,613
522 Funding CLO, Ltd.
1,325,000
2.532%,  (LIBOR 3M +
2.400%), 4/20/2030, Ser.
2019-4A, Class CR
b,f
1,323,240
Anchorage Capital CLO 21, Ltd.
1,225,000
2.537%,  (LIBOR 3M +
2.400%), 10/20/2034, Ser.
2021-21A, Class C
b,f
1,221,526
Arch Street CLO, Ltd.
1,300,000
3.582%,  (LIBOR 3M +
3.450%), 10/20/2028, Ser.
2016-2A, Class DR2
b,f
1,300,126
Ares XL CLO, Ltd.
1,200,000
2.920%,  (LIBOR 3M +
2.800%), 1/15/2029, Ser.
2016-40A, Class CRR
b,f
1,195,836
Babson CLO, Ltd.
2,900,000
3.032%,  (LIBOR 3M +
2.900%), 7/20/2029, Ser.
2018-3A, Class D
b,f
2,826,166

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Asset-Backed Securities (3.1%) - continued
Bardot CLO, Ltd.
$ 1,750,000
2.028%,  (LIBOR 3M +
1.900%), 10/22/2032, Ser.
2019-2A, Class CR
b,f
$ 1,745,574
Barings CLO, Ltd.
600,000
3.241%,  (LIBOR 3M +
3.150%), 1/20/2032, Ser.
2016-2A, Class DR2
b,f
600,000
Benefit Street Partners CLO II, Ltd.
1,000,000
2.024%,  (LIBOR 3M +
1.900%), 7/15/2029, Ser.
2013-IIA, Class BR2
b,f
988,572
Benefit Street Partners CLO, Ltd.
700,000
2.274%,  (LIBOR 3M +
2.150%), 7/15/2032, Ser.
2019-17A, Class CR
b,f
699,996
Colony American Finance, Ltd.
1,350,000
2.239%,  3/28/2029, Ser.
2021-RTL1, Class A1
f
1,326,888
Conn's Receivables Funding
51,633
1.710%,  6/16/2025, Ser.
2020-A, Class A
f
51,689
Dewolf Park CLO, Ltd.
1,000,000
2.974%,  (LIBOR 3M +
2.850%), 10/15/2030, Ser.
2017-1A, Class DR
b,f
992,502
Dryden 36 Senior Loan Fund
1,025,000
2.174%,  (LIBOR 3M +
2.050%), 4/15/2029, Ser.
2014-36A, Class CR3
b,f
1,025,072
Foundation Finance Trust
139,554
3.300%,  7/15/2033, Ser.
2017-1A, Class A
f
140,722
Galaxy XIX CLO, Ltd.
500,000
1.974%,  (LIBOR 3M +
1.850%), 7/24/2030, Ser.
2015-19A, Class BRR
b,f
497,341
Goldentree Loan Management US
CLO 8, Ltd.
1,350,000
2.132%,  (LIBOR 3M +
2.000%), 10/20/2034, Ser.
2020-8A, Class CR
b,f
1,344,663
Harley Marine Financing, LLC
1,773,945
5.682%,  5/15/2043, Ser.
2018-1A, Class A2
f
1,738,903
Longfellow Place CLO, Ltd.
2,000,000
2.424%,  (LIBOR 3M +
2.300%), 4/15/2029, Ser.
2013-1A, Class CR3
b,f
1,998,706
Madison Park Funding XXI, Ltd.
1,200,000
2.318%,  (LIBOR 3M +
2.200%), 10/15/2032, Ser.
2016-21A, Class BRR
b,f
1,199,990
Neuberger Berman CLO, Ltd.
1,650,000
3.124%,  (LIBOR 3M +
3.000%), 10/15/2029, Ser.
2013-15A, Class DR2
b,f
1,636,625
OCP CLO, Ltd.
1,350,000
2.124%,  (LIBOR 3M +
2.000%), 7/15/2030, Ser.
2017-13A, Class BR
b,f
1,344,167
Principal
Amount Long-Term Fixed Income (55.6%) Value
Asset-Backed Securities (3.1%) - continued
OZLM VIII, Ltd.
$ 1,400,000
1.739%,  (LIBOR 3M +
1.650%), 10/17/2029, Ser.
2014-8A, Class A2R3
b,f
$ 1,400,000
Palmer Square Loan Funding, Ltd.
1,300,000
2.382%,  (LIBOR 3M +
2.250%), 4/20/2027, Ser.
2019-1A, Class B
b,f
1,300,339
Preston Ridge Partners Mortgage
Trust, LLC
425,000
3.474%,  7/25/2026, Ser.
2021-6, Class A2
f,g
419,601
Saxon Asset Securities Trust
567,623
3.444%,  8/25/2035, Ser.
2004-2, Class MF2
b
558,691
Sculptor CLO, Ltd.
950,000
2.500%,  (LIBOR 3M +
2.400%), 1/20/2035, Ser. 28A,
Class C
b,f
947,878
TCI-Flatiron CLO, Ltd.
3,200,000
2.322%,  (LIBOR 3M +
2.200%), 1/17/2032, Ser.
2016-1A, Class CR2
b,f
3,200,656
THL Credit Wind River CLO, Ltd.
1,575,000
2.974%,  (LIBOR 3M +
2.850%), 7/15/2028, Ser.
2016-1A, Class DR
b,f
1,563,536
VCAT Asset Securitization, LLC
350,000
4.826%,  12/26/2050, Ser.
2021-NPL1, Class A2
f,g
346,923
Whitebox CLO III, Ltd.
1,225,000
2.321%,  (LIBOR 3M +
2.200%), 10/15/2034, Ser.
2021-3A, Class C
b,f
1,215,439
Wind River CLO, Ltd.
950,000
2.132%,  (LIBOR 3M +
2.000%), 7/20/2030, Ser.
2013-1A, Class BRR
b,f
950,010
Total 40,069,765
Basic Materials (1.0%)
Alcoa Nederland Holding BV
555,000 5.500%,  12/15/2027
f
593,850
Anglo American Capital plc
131,000 2.250%,  3/17/2028
f
128,646
BWAY Holding Company
310,000 5.500%,  4/15/2024
f
312,843
Chemours Company
465,000 5.750%,  11/15/2028
f
486,562
Cleveland-Cliffs, Inc.
410,000 5.875%,  6/1/2027 426,912
210,000 4.625%,  3/1/2029
f
214,200
210,000 4.875%,  3/1/2031
f
218,164
Consolidated Energy Finance SA
665,000 5.625%,  10/15/2028
f
650,037
Ecolab, Inc.
174,000 2.125%,  2/1/2032 172,554
First Quantum Minerals, Ltd.
705,000 7.500%,  4/1/2025
f
725,234
145,000 6.875%,  10/15/2027
f
156,056

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Basic Materials (1.0%) - continued
Freeport-McMoRan, Inc.
$ 550,000 4.125%,  3/1/2028 $ 570,625
565,000 4.250%,  3/1/2030 596,075
413,000 4.625%,  8/1/2030 442,942
Glencore Funding, LLC
196,000 4.000%,  3/27/2027
f
211,450
Hecla Mining Company
160,000 7.250%,  2/15/2028 171,400
Hudbay Minerals, Inc.
370,000 4.500%,  4/1/2026
f
370,000
Ingevity Corporation
640,000 3.875%,  11/1/2028
f
623,200
LYB International Finance III, LLC
180,000 1.250%,  10/1/2025 176,953
Mercer International, Inc.
360,000 5.125%,  2/1/2029 367,693
Mosaic Company
73,000 3.250%,  11/15/2022 74,411
196,000 4.050%,  11/15/2027 216,274
Novelis Corporation
150,000 3.250%,  11/15/2026
f
151,313
210,000 4.750%,  1/30/2030
f
220,762
150,000 3.875%,  8/15/2031
f
149,063
Nutrien, Ltd.
273,000 4.000%,  12/15/2026 298,481
OCI NV
264,000 4.625%,  10/15/2025
f
273,900
Olin Corporation
670,000 5.125%,  9/15/2027 687,588
SCIH Salt Holdings, Inc.
375,000 4.875%,  5/1/2028
f
360,000
SCIL USA Holdings, LLC
489,000 5.375%,  11/1/2026
f
501,836
SPCM SA
392,000 3.375%,  3/15/2030
f
377,300
SunCoke Energy, Inc.
435,000 4.875%,  6/30/2029
f
432,825
Syngenta Finance NV
264,000 5.182%,  4/24/2028
f
296,387
Unifrax Escrow Issuer Corporation
358,000 5.250%,  9/30/2028
f
361,849
United States Steel Corporation
649,000 6.875%,  3/1/2029 698,486
Venator Finance SARL
370,000 5.750%,  7/15/2025
f
355,200
Westlake Chemical Corporation
130,000 3.600%,  8/15/2026 139,414
Total 13,210,485
Capital Goods (1.7%)
AECOM
605,000 5.125%,  3/15/2027 659,054
Amsted Industries, Inc.
410,000 5.625%,  7/1/2027
f
426,400
Ardagh Packaging Finance plc
400,000 5.250%,  8/15/2027
f
402,500
Boeing Company
340,000 4.875%,  5/1/2025 371,984
222,000 2.196%,  2/4/2026 221,947
Principal
Amount Long-Term Fixed Income (55.6%) Value
Capital Goods (1.7%) - continued
$ 197,000 3.250%,  3/1/2028 $ 203,896
262,000 5.150%,  5/1/2030 305,256
Bombardier, Inc.
190,000 7.125%,  6/15/2026
f
197,108
380,000 7.875%,  4/15/2027
f
394,098
330,000 6.000%,  2/15/2028
f
331,000
Brand Industrial Services, Inc.
265,000 8.500%,  7/15/2025
f
264,754
Builders FirstSource, Inc.
250,000 5.000%,  3/1/2030
f
268,221
BWAY Holding Company
470,000 7.250%,  4/15/2025
f
471,191
Carrier Global Corporation
196,000 2.722%,  2/15/2030 200,163
Caterpillar Financial Services
Corporation
148,000 1.450%,  5/15/2025 148,431
Chart Industries, Inc., Convertible
310,000 1.000%,  11/15/2024
f
850,764
CNH Industrial Capital, LLC
89,000 1.950%,  7/2/2023 90,158
Coinbase Global, Inc.
207,000 3.375%,  10/1/2028
f
193,286
Cornerstone Building Brands, Inc.
520,000 6.125%,  1/15/2029
f
555,802
Covanta Holding Corporation
210,000 5.000%,  9/1/2030 214,200
Covert Mergeco, Inc.
162,000 4.875%,  12/1/2029
f
164,430
CP Atlas Buyer, Inc.
340,000 7.000%,  12/1/2028
f
338,300
Crown Cork & Seal Company, Inc.
690,000 7.375%,  12/15/2026 832,312
General Electric Company
603,000
3.533%,  (LIBOR 3M +
3.330%), 3/15/2022
b,h
596,970
GFL Environmental, Inc.
311,000 4.000%,  8/1/2028
f
304,780
375,000 3.500%,  9/1/2028
f
369,375
H&E Equipment Services, Inc.
669,000 3.875%,  12/15/2028
f
663,982
Howard Midstream Energy
Partners, LLC
412,000 6.750%,  1/15/2027
f
422,178
Howmet Aerospace, Inc.
15,000 6.875%,  5/1/2025 17,246
382,000 3.000%,  1/15/2029 382,514
Huntington Ingalls Industries, Inc.
196,000 4.200%,  5/1/2030 218,306
JELD-WEN, Inc.
450,000 4.625%,  12/15/2025
f
453,375
John Deere Capital Corporation
196,000 1.500%,  3/6/2028 193,210
KBR, Inc., Convertible
609,000 2.500%,  11/1/2023 1,158,062
Meritage Homes Corporation
198,000 3.875%,  4/15/2029
f
207,900
Meritor, Inc.
260,000 4.500%,  12/15/2028
f
260,650

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Capital Goods (1.7%) - continued
Nesco Holdings II, Inc.
$ 245,000 5.500%,  4/15/2029
f
$ 252,962
New Enterprise Stone and Lime
Company, Inc.
509,000 5.250%,  7/15/2028
f
516,126
OI European Group BV
440,000 4.750%,  2/15/2030
f
445,931
Otis Worldwide Corporation
230,000 2.056%,  4/5/2025 233,824
Owens-Brockway Glass Container,
Inc.
340,000 5.875%,  8/15/2023
f
356,150
Pactiv Evergreen Group
305,000 4.375%,  10/15/2028
f
302,713
Parker-Hannifin Corporation
129,000 2.700%,  6/14/2024 133,274
Patrick Industries, Inc., Convertible
197,000 1.000%,  2/1/2023 218,424
PGT Innovations, Inc.
408,000 4.375%,  10/1/2029
f
410,040
Raytheon Technologies
Corporation
195,000 3.950%,  8/16/2025 211,443
131,000 4.125%,  11/16/2028 146,529
Republic Services, Inc.
131,000 3.950%,  5/15/2028 145,084
Siemens
Financieringsmaatschappij NV
196,000 1.700%,  3/11/2028
f
194,297
SRM Escrow Issuer, LLC
580,000 6.000%,  11/1/2028
f
619,179
Standard Industries, Inc.
540,000 4.375%,  7/15/2030
f
551,073
Sunpower Corporation,
Convertible
191,000 4.000%,  1/15/2023 220,901
Textron, Inc.
196,000 3.650%,  3/15/2027 210,335
Titan Acquisition, Ltd.
160,000 7.750%,  4/15/2026
f
162,400
TransDigm, Inc.
290,000 6.250%,  3/15/2026
f
301,419
1,289,000 5.500%,  11/15/2027 1,327,670
United Rentals North America, Inc.
600,000 4.875%,  1/15/2028 630,525
310,000 4.000%,  7/15/2030 318,525
Vertiv Group Corporation
153,000 4.125%,  11/15/2028
f
154,530
Victors Merger Corporation
244,000 6.375%,  5/15/2029
f
229,360
Waste Pro USA, Inc.
185,000 5.500%,  2/15/2026
f
184,075
WESCO Distribution, Inc.
545,000 7.250%,  6/15/2028
f
597,456
Total 22,428,048
Collateralized Mortgage Obligations (4.1%)
Alternative Loan Trust
643,089
6.000%,  8/1/2036, Ser.
2006-24CB, Class A9 496,144
Principal
Amount Long-Term Fixed Income (55.6%) Value
Collateralized Mortgage Obligations (4.1%) -
continued
Banc of America Alternative Loan
Trust
$ 762,840
6.000%,  11/25/2035, Ser.
2005-10, Class 3CB1 $ 760,092
Banc of America Mortgage
Securities Trust
551,332
2.246%,  9/25/2035, Ser.
2005-H, Class 3A1
b
554,970
Bear Stearns Adjustable Rate
Mortgage Trust
126,511
2.380%,  (CMT 1Y + 2.300%),
10/25/2035, Ser. 2005-9,
Class A1
b
129,358
Bellemeade Re, Ltd.
329,204
1.702%,  (LIBOR 1M +
1.600%), 4/25/2028, Ser.
2018-1A, Class M1B
b,f
329,204
Business Jet Securities, LLC
451,359
2.981%,  11/15/2035, Ser.
2020-1A, Class A
f
450,679
CHL Mortgage Pass-Through Trust
874,538
2.684%,  11/20/2035, Ser.
2005-HYB7, Class 6A1
b
809,028
357,248
2.446%,  12/20/2035, Ser.
2005-HYB8, Class 3A1
b
380,244
1,215,537
6.000%,  11/25/2037, Ser.
2007-18, Class 1A2 890,143
CIM Trust
556,133
5.000%,  12/25/2057, Ser.
2018-R3, Class A1
b,f
577,315
Citigroup Mortgage Loan Trust,
Inc.
1,251,401
2.894%,  4/25/2037, Ser.
2007-AR5, Class 1A1A
b
1,251,540
Countrywide Alternative Loan Trust
598,880
5.000%,  3/25/2035, Ser.
2005-3CB, Class 1A1 585,754
283,821
2.691%,  10/25/2035, Ser.
2005-43, Class 4A1
b
266,452
202,556
5.500%,  2/25/2036, Ser.
2005-85CB, Class 2A2 193,186
Countrywide Home Loan
Mortgage Pass Through Trust
529,403
2.471%,  11/25/2035, Ser.
2005-22, Class 2A1
b
505,505
Deutsche Alt-A Securities, Inc.,
Mortgage Loan Trust
925,833
5.250%,  6/25/2035, Ser.
2005-3, Class 4A6 938,066
416,267
2.000%,  8/25/2035, Ser.
2005-AR1, Class 2A3
b
414,229
Eagle Re, Ltd.
1,383,599
1.902%,  (LIBOR 1M +
1.800%), 4/25/2029, Ser.
2019-1, Class M1B
b,f
1,383,600
Federal Home Loan Mortgage
Corporation
2,198,212
3.500%,  8/15/2035, Ser.
345, Class C8
i
223,029
Federal Home Loan Mortgage
Corporation - REMIC
6,972,100
1.500%,  12/25/2050, Ser.
5107, Class IO
i
586,534

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Collateralized Mortgage Obligations (4.1%) -
continued
$ 346,687
2.500%,  12/15/2022, Ser.
4155, Class AI
i
$ 2,803
521,008
2.500%,  5/15/2027, Ser.
4106, Class HI
i
18,414
1,756,769
3.000%,  5/15/2027, Ser.
4046, Class GI
i
83,048
1,506,132
3.000%,  7/15/2027, Ser.
4084, Class NI
i
80,511
2,316,954
3.000%,  7/15/2027, Ser.
4074, Class IO
i
126,939
780,064
2.500%,  2/15/2028, Ser.
4162, Class AI
i
36,580
1,647,992
2.500%,  2/15/2028, Ser.
4161, Class UI
i
83,440
2,540,282
2.500%,  3/15/2028, Ser.
4177, Class EI
i
125,600
2,169,444
3.500%,  10/15/2032, Ser.
4119, Class KI
i
245,117
1,457,882
3.000%,  2/15/2033, Ser.
4170, Class IG
i
138,465
2,595,176
3.000%,  4/15/2033, Ser.
4203, Class DI
i
180,356
Federal National Mortgage
Association - REMIC
2,830,322
3.000%,  7/25/2027, Ser.
2012-73, Class DI
i
137,254
1,933,007
3.000%,  7/25/2027, Ser.
2012-74, Class AI
i
83,715
3,771,093
3.000%,  8/25/2027, Ser.
2012-95, Class HI
i
155,087
1,829,917
3.500%,  9/25/2027, Ser.
2012-98, Class YI
i
103,546
5,049,118
3.000%,  11/25/2027, Ser.
2012-121, Class BI
i
293,128
2,613,195
3.000%,  12/25/2027, Ser.
2012-139, Class DI
i
122,062
1,305,422
2.500%,  1/25/2028, Ser.
2012-152, Class AI
i
61,291
3,463,003
3.000%,  1/25/2028, Ser.
2012-147, Class EI
i
163,161
1,146,430
2.500%,  2/25/2028, Ser.
2013-46, Class CI
i
44,617
1,156,217
3.000%,  2/25/2028, Ser.
2013-2, Class GI
i
62,485
720,303
3.000%,  4/25/2028, Ser.
2013-30, Class DI
i
41,109
2,531,815
3.000%,  11/25/2031, Ser.
2013-69, Class IO
i
116,315
1,835,247
3.000%,  2/25/2033, Ser.
2013-1, Class YI
i
180,491
16,815,741
1.500%,  2/25/2036, Ser.
2021-1, Class IY
i
1,050,836
9,193,852
1.500%,  2/25/2036, Ser.
2021-3, Class UI
i
474,713
First Horizon Alternative Mortgage
Securities Trust
286,929
2.350%,  3/25/2035, Ser.
2005-AA2, Class 1A1
b
272,084
263,619
2.439%,  7/25/2035, Ser.
2005-AA5, Class 2A1
b
257,958
Flagstar Mortgage Trust
669,411
2.500%,  9/25/2041, Ser.
2021-9INV, Class A1
b,f
683,454
Principal
Amount Long-Term Fixed Income (55.6%) Value
Collateralized Mortgage Obligations (4.1%) -
continued
Genworth Mortgage Insurance
Corporation
$ 1,000,000
2.152%,  (LIBOR 1M +
2.050%), 10/25/2033, Ser.
2021-2, Class M1A
b,f
$ 1,000,571
1,000,000
1.950%,  (SOFR30A +
1.900%), 2/25/2034, Ser.
2021-3, Class M1A
b,f
1,000,000
GMAC Mortgage Corporation
Loan Trust
446,660
3.134%,  5/25/2035, Ser.
2005-AR2, Class 4A
b
436,928
Government National Mortgage
Association
634,189
4.000%,  1/16/2027, Ser.
2012-3, Class IO
i
31,675
Homeward Opportunities Fund I
Trust
1,500,000
5.684%,  11/25/2058, Ser.
2018-2, Class B2
b,f
1,518,361
IndyMac IMJA Mortgage Loan
Trust
1,010,020
6.250%,  11/25/2037, Ser.
2007-A3, Class A1 614,031
J.P. Morgan Mortgage Trust
950,000
2.774%,  5/25/2052, Ser.
2021-LTV2, Class A2
b,f
950,558
103,456
6.500%,  1/25/2035, Ser.
2005-S1, Class 1A2 112,568
508,375
2.837%,  2/25/2036, Ser.
2006-A1, Class 2A2
b
440,002
Legacy Mortgage Asset Trust
1,500,063
3.250%,  2/25/2060, Ser.
2020-GS4, Class A1
f,g
1,507,913
Master Asset Securitization Trust
971,518
0.602%,  (LIBOR 1M +
0.500%), 6/25/2036, Ser.
2006-2, Class 2A2
b
179,762
MASTR Alternative Loans Trust
468,843
0.552%,  (LIBOR 1M +
0.450%), 12/25/2035, Ser.
2005-6, Class 2A1
b
65,509
Merrill Lynch Alternative Note
Asset Trust
520,262
6.000%,  3/25/2037, Ser.
2007-F1, Class 2A1 305,214
Palmer Square Loan Funding, Ltd.
1,700,000
1.921%,  (LIBOR 3M +
1.750%), 7/20/2029, Ser.
2021-3A, Class B
b,f
1,700,943
Pretium Mortgage Credit Partners,
LLC
1,250,000
3.844%,  6/27/2060, Ser.
2021-NPL2, Class A2
f,g
1,234,813
1,300,000
3.721%,  7/25/2051, Ser.
2021-NPL3, Class A2
f,g
1,281,474
Radnor Re, Ltd.
2,300,000
2.802%,  (LIBOR 1M +
2.700%), 3/25/2028, Ser.
2018-1, Class M2
b,f
2,300,002

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Collateralized Mortgage Obligations (4.1%) -
continued
Renaissance Home Equity Loan
Trust
$ 1,447,567
5.797%,  8/25/2036, Ser.
2006-2, Class AF3
g
$ 824,351
Residential Accredit Loans, Inc.
Trust
641,011
6.000%,  8/25/2035, Ser.
2005-QS10, Class 2A 628,306
335,735
5.750%,  9/25/2035, Ser.
2005-QS13, Class 2A3 332,391
397,246
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 386,457
729,083
6.250%,  4/25/2037, Ser.
2007-QS6, Class A6 727,891
Residential Asset Securitization
Trust
449,492
2.024%,  1/25/2034, Ser.
2004-IP1, Class A1
b
460,791
1,314,380
5.500%,  4/25/2035, Ser.
2005-A1, Class A3 1,371,568
Residential Funding Mortgage
Security I Trust
479,677
6.000%,  7/25/2037, Ser.
2007-S7, Class A20 458,324
Sequoia Mortgage Trust
621,803
2.833%,  9/20/2046, Ser.
2007-1, Class 4A1
b
480,985
Silver Hill Trust
863,717
3.102%,  11/25/2049, Ser.
2019-SBC1, Class A1
b,f
868,386
Starwood Mortgage Residential
Trust
1,600,000
3.970%,  4/25/2060, Ser.
2020-2, Class A2
b,f
1,620,523
Structured Adjustable Rate
Mortgage Loan Trust
265,645
2.772%,  7/25/2035, Ser.
2005-15, Class 4A1
b
247,121
185,659
2.933%,  9/25/2035, Ser.
2005-18, Class 1A1
b
143,330
Toorak Mortgage Corporation, Ltd.
615,206
4.458%,  3/25/2022, Ser.
2019-1, Class A1
f,g
616,347
1,750,000
2.734%,  3/25/2023, Ser.
2020-1, Class A1
f,g
1,752,692
Vericrest Opportunity Loan
Transferee
1,250,000
4.826%,  2/27/2051, Ser.
2021-NPL2, Class A2
f,g
1,238,978
1,550,000
4.949%,  2/27/2051, Ser.
2021-NPL3, Class A2
f,g
1,532,673
1,100,000
4.826%,  4/25/2051, Ser.
2021-NPL6, Class A2
f,g
1,088,492
325,000
4.949%,  4/25/2051, Ser.
2021-NPL8, Class A2
f,g
321,505
1,675,000
4.826%,  5/25/2051, Ser.
2021-NPL9, Class A2
f,g
1,656,907
400,000
5.438%,  12/26/2051, Ser.
2021-NP12, Class A2
c,f,g
400,000
Verus Securitization Trust
1,700,000
2.491%,  11/25/2066, Ser.
2021-8, Class A3
b,f
1,698,996
Principal
Amount Long-Term Fixed Income (55.6%) Value
Collateralized Mortgage Obligations (4.1%) -
continued
Washington Mutual Mortgage
Pass-Through Certificates
$ 410,907
6.000%,  3/25/2035, Ser.
2005-1, Class 2A $ 410,781
ZH Trust
1,285,000
3.262%,  2/18/2027, Ser.
2021-1, Class B
f
1,227,842
950,000
3.506%,  10/17/2027, Ser.
2021-2, Class B
f
907,840
Total 53,233,452
Commercial Mortgage-Backed Securities (0.2%)
BANK 2021-BNK37
1,325,000
2.618%,  11/15/2064, Ser.
2021-BN37, Class A5
b
1,371,122
BFLD Trust
1,250,000
1.810%,  (LIBOR 1M +
1.700%), 10/15/2035, Ser.
2020-EYP, Class B
b,f
1,249,346
Total 2,620,468
Communications Services (2.2%)
Altice France SA
130,000 8.125%,  2/1/2027
f
138,938
135,000 5.500%,  1/15/2028
f
133,975
485,000 5.125%,  7/15/2029
f
473,093
670,000 5.500%,  10/15/2029
f
659,950
American Tower Corporation
125,000 3.375%,  5/15/2024 130,521
260,000 4.400%,  2/15/2026 283,740
135,000 1.450%,  9/15/2026 132,094
196,000 3.800%,  8/15/2029 213,230
AT&T, Inc.
254,000 4.450%,  4/1/2024 271,114
260,000 1.700%,  3/25/2026 258,657
407,000 4.300%,  2/15/2030 458,074
Cable One, Inc., Convertible
652,000 1.125%,  3/15/2028
f,j
645,366
CCO Holdings, LLC
325,000 5.500%,  5/1/2026
f
334,819
620,000 5.125%,  5/1/2027
f
638,600
16,000 4.750%,  3/1/2030
f
16,640
695,000 4.500%,  8/15/2030
f
711,117
490,000 4.250%,  1/15/2034
f
482,076
Cengage Learning, Inc.
299,000 9.500%,  6/15/2024
f
300,869
Charter Communications
Operating, LLC
227,000 4.500%,  2/1/2024 241,410
139,000 4.908%,  7/23/2025 153,054
196,000 5.050%,  3/30/2029 224,382
Clear Channel Worldwide
Holdings, Inc.
455,000 7.750%,  4/15/2028
f
486,850
Comcast Corporation
56,000 3.700%,  4/15/2024 59,495
152,000 3.950%,  10/15/2025 165,943
156,000 2.350%,  1/15/2027 161,568
326,000 3.400%,  4/1/2030 355,786

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Communications Services (2.2%) - continued
Consolidated Communications,
Inc.
$ 220,000 5.000%,  10/1/2028
f,j
$ 222,200
CSC Holdings, LLC
760,000 5.375%,  2/1/2028
f
786,881
349,000 4.125%,  12/1/2030
f
340,711
Cumulus Media New Holdings,
Inc.
340,000 6.750%,  7/1/2026
f,j
352,750
Deutsche Telekom International
Finance BV
164,000 2.485%,  9/19/2023
f
167,248
DIRECTV Holdings, LLC
498,000 5.875%,  8/15/2027
f
509,808
Discovery Communications, LLC
148,000 2.950%,  3/20/2023 151,368
DISH DBS Corporation
347,000 5.250%,  12/1/2026
f
352,477
330,000 7.375%,  7/1/2028 334,125
259,000 5.750%,  12/1/2028
f
261,590
Entercom Media Corporation
582,000 6.500%,  5/1/2027
f
575,714
Fox Corporation
209,000 4.030%,  1/25/2024 220,723
130,000 4.709%,  1/25/2029 148,382
Front Range BidCo, Inc.
240,000 4.000%,  3/1/2027
f
236,585
Frontier Communications
Holdings, LLC
450,000 5.875%,  10/15/2027
f
475,875
GCI, LLC
380,000 4.750%,  10/15/2028
f
389,975
Gray Escrow II, Inc.
800,000 5.375%,  11/15/2031
f,j
823,000
Gray Television, Inc.
370,000 4.750%,  10/15/2030
f
367,688
Hughes Satellite Systems
Corporation
200,000 6.625%,  8/1/2026 223,850
iHeartCommunications, Inc.
385,000 4.750%,  1/15/2028
f
390,436
LCPR Senior Secured Financing
DAC
297,000 6.750%,  10/15/2027
f
311,850
Level 3 Financing, Inc.
660,000 4.625%,  9/15/2027
f
673,200
455,000 4.250%,  7/1/2028
f
450,450
NBN Company, Ltd.
235,000 2.625%,  5/5/2031
f
235,945
Netflix, Inc.
155,000 5.875%,  2/15/2025 174,189
547,000 4.875%,  4/15/2028 623,580
271,000 5.875%,  11/15/2028 325,878
Nexstar Escrow Corporation
679,000 5.625%,  7/15/2027
f
715,748
NTT Finance Corporation
156,000 1.162%,  4/3/2026
f
153,043
Omnicom Group, Inc.
196,000 4.200%,  6/1/2030 220,331
Radiate Holdco, LLC
210,000 6.500%,  9/15/2028
f
210,952
Principal
Amount Long-Term Fixed Income (55.6%) Value
Communications Services (2.2%) - continued
Scripps Escrow II, Inc.
$ 205,000 5.375%,  1/15/2031
f
$ 208,331
Scripps Escrow, Inc.
250,000 5.875%,  7/15/2027
f
262,641
Sinclair Television Group, Inc.
570,000 5.500%,  3/1/2030
f
552,900
Sirius XM Radio, Inc.
495,000 5.000%,  8/1/2027
f
514,473
275,000 4.000%,  7/15/2028
f
276,537
Sprint Capital Corporation
667,000 6.875%,  11/15/2028 843,755
395,000 8.750%,  3/15/2032 592,500
Sprint Corporation
1,399,000 7.625%,  2/15/2025 1,608,850
Telesat Canada
205,000 4.875%,  6/1/2027
f
181,015
75,000 6.500%,  10/15/2027
f
58,200
Terrier Media Buyer, Inc.
270,000 8.875%,  12/15/2027
f
291,808
T-Mobile USA, Inc.
151,000 3.500%,  4/15/2025 159,981
261,000 3.875%,  4/15/2030 285,470
60,000 2.875%,  2/15/2031 59,256
United States Cellular Corporation
330,000 6.700%,  12/15/2033 398,818
Uniti Fiber Holdings, Inc.,
Convertible
178,000 4.000%,  6/15/2024
f
241,524
Uniti Group, LP
125,000 4.750%,  4/15/2028
f
123,966
VeriSign, Inc.
295,000 4.750%,  7/15/2027 306,431
Verizon Communications, Inc.
260,000 2.100%,  3/22/2028 260,495
196,000 3.150%,  3/22/2030 207,358
131,000 2.550%,  3/21/2031 132,168
311,000 2.355%,  3/15/2032
f
306,434
ViacomCBS, Inc.
138,000 5.875%,  2/28/2057
b
137,612
Vodafone Group plc
300,000 7.000%,  4/4/2079
b
362,843
VTR Finance NV
250,000 6.375%,  7/15/2028
f
260,000
Walt Disney Company
130,000 3.800%,  3/22/2030 145,818
Ziggo BV
632,000 5.500%,  1/15/2027
f
649,380
185,000 4.875%,  1/15/2030
f
189,736
Total 29,176,213
Consumer Cyclical (3.3%)
1011778 B.C., ULC
560,000 4.375%,  1/15/2028
f
571,200
Allen Media, LLC
359,000 10.500%,  2/15/2028
f
374,546
Allied Universal Finance
Corporation
260,000 4.625%,  6/1/2028
f
255,186
Allied Universal Holdco, LLC
195,000 6.625%,  7/15/2026
f
204,594

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Consumer Cyclical (3.3%) - continued
$ 300,000 4.625%,  6/1/2028
f
$ 299,814
379,000 6.000%,  6/1/2029
f
368,577
Allison Transmission, Inc.
80,000 4.750%,  10/1/2027
f
83,320
535,000 3.750%,  1/30/2031
f
521,625
Amazon.com, Inc.
263,000 1.650%,  5/12/2028 263,434
131,000 1.500%,  6/3/2030 126,948
American Axle & Manufacturing,
Inc.
630,000 6.500%,  4/1/2027
j
654,412
American Honda Finance
Corporation
61,000 1.200%,  7/8/2025 60,761
Arko Corporation
255,000 5.125%,  11/15/2029
f
246,394
Ashton Woods USA, LLC
240,000 4.625%,  8/1/2029
f
237,000
Best Buy Company, Inc.
131,000 1.950%,  10/1/2030 125,679
Bloomin' Brands, Inc., Convertible
199,000 5.000%,  5/1/2025 385,936
Boyd Gaming Corporation
370,000 4.750%,  6/15/2031
f
377,400
Boyne USA, Inc.
285,000 4.750%,  5/15/2029
f
293,550
Brookfield Residential Properties,
Inc.
400,000 6.250%,  9/15/2027
f
417,520
420,000 5.000%,  6/15/2029
f
420,294
Burlington Stores, Inc., Convertible
571,000 2.250%,  4/15/2025 848,292
Caesars Entertainment, Inc.
583,000 6.250%,  7/1/2025
f
611,931
190,000 8.125%,  7/1/2027
f
210,414
408,000 4.625%,  10/15/2029
f
408,000
Carnival Corporation
351,000 7.625%,  3/1/2026
f
367,936
570,000 5.750%,  3/1/2027
f
570,000
405,000 4.000%,  8/1/2028
f
401,962
259,000 6.000%,  5/1/2029
f
257,705
Cedar Fair, LP
179,000 5.375%,  4/15/2027 183,475
490,000 5.250%,  7/15/2029 502,250
Churchill Downs, Inc.
245,000 4.750%,  1/15/2028
f
253,575
Cinemark USA, Inc.
185,000 5.875%,  3/15/2026
f
187,312
Clarios Global, LP
185,000 8.500%,  5/15/2027
f
196,100
D.R. Horton, Inc.
75,000 2.600%,  10/15/2025 77,417
Daimler Finance North America,
LLC
191,000 1.450%,  3/2/2026
f
189,090
Dana, Inc.
395,000 5.625%,  6/15/2028 419,687
Darden Restaurants, Inc.
260,000 3.850%,  5/1/2027 281,456
Principal
Amount Long-Term Fixed Income (55.6%) Value
Consumer Cyclical (3.3%) - continued
Dick's Sporting Goods, Inc.,
Convertible
$ 256,000 3.250%,  4/15/2025 $ 904,640
Empire Communities Corporation
390,000 7.000%,  12/15/2025
f
403,650
Expedia Group, Inc.
195,000 4.625%,  8/1/2027 217,146
198,000 3.250%,  2/15/2030 202,059
Expedia Group, Inc., Convertible
402,000 Zero Coupon,  2/15/2026
f,j
462,501
Ford Motor Company
232,000 3.250%,  2/12/2032 237,568
Ford Motor Company, Convertible
1,136,000 Zero Coupon,  3/15/2026
f
1,562,710
Ford Motor Credit Company, LLC
510,000 4.063%,  11/1/2024 536,607
920,000 4.134%,  8/4/2025 976,350
814,000 2.700%,  8/10/2026 821,123
Forestar Group, Inc.
330,000 3.850%,  5/15/2026
f
330,825
Gap, Inc.
122,000 3.625%,  10/1/2029
f
120,670
General Motors Company
148,000 6.125%,  10/1/2025 170,012
196,000 6.800%,  10/1/2027 240,576
General Motors Financial
Company, Inc.
311,000 3.950%,  4/13/2024 327,244
158,000 1.200%,  10/15/2024 156,838
56,000 2.900%,  2/26/2025 57,898
149,000 2.750%,  6/20/2025 153,750
270,000 5.700%,  9/30/2030
b,h
307,800
132,000 2.700%,  6/10/2031 131,529
GLP Capital, LP
138,000 3.250%,  1/15/2032 138,744
Golden Nugget, Inc.
405,000 6.750%,  10/15/2024
f
405,000
Goodyear Tire & Rubber Company
250,000 5.000%,  7/15/2029
f
268,550
185,000 5.250%,  7/15/2031
f
200,855
Guitar Center Escrow Issuer II, Inc.
122,000 8.500%,  1/15/2026
f
130,904
Hanesbrands, Inc.
352,000 4.875%,  5/15/2026
f
376,200
Harley-Davidson Financial
Services, Inc.
240,000 4.050%,  2/4/2022
f
240,662
Herc Holdings, Inc.
330,000 5.500%,  7/15/2027
f
343,200
Hilton Domestic Operating
Company, Inc.
745,000 4.875%,  1/15/2030 796,219
Hilton Grand Vacations Borrower
Escrow, LLC
495,000 5.000%,  6/1/2029
f
507,375
Hyundai Capital America
105,000 1.800%,  10/15/2025
f
104,432
196,000 3.000%,  2/10/2027
f
202,806
134,000 2.100%,  9/15/2028
f
130,183
International Game Technology plc
425,000 5.250%,  1/15/2029
f
450,309

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Consumer Cyclical (3.3%) - continued
KB Home
$ 360,000 4.800%,  11/15/2029 $ 392,940
Kohl's Corporation
195,000 3.375%,  5/1/2031
j
198,593
L Brands, Inc.
719,000 6.625%,  10/1/2030
f
814,268
130,000 6.875%,  11/1/2035 161,525
Lennar Corporation
16,000 4.875%,  12/15/2023 16,963
77,000 5.875%,  11/15/2024 84,766
148,000 4.750%,  5/30/2025 161,920
Lowe's Companies, Inc.
198,000 4.000%,  4/15/2025 214,120
264,000 4.500%,  4/15/2030 306,452
Macy's Retail Holdings, LLC
365,000 5.875%,  4/1/2029
f,j
389,181
Magic MergerCo, Inc.
580,000 5.250%,  5/1/2028
f
580,255
Marriott International, Inc.
298,000 3.750%,  10/1/2025 315,583
198,000 4.625%,  6/15/2030 222,739
Mattamy Group Corporation
550,000 5.250%,  12/15/2027
f
578,463
McDonald's Corporation
392,000 3.800%,  4/1/2028 430,681
MGM Resorts International
844,000 5.750%,  6/15/2025 908,355
Nissan Motor Company, Ltd.
155,000 3.043%,  9/15/2023
f
159,043
O'Reilly Automotive, Inc.
196,000 3.900%,  6/1/2029 216,339
Penn National Gaming, Inc.
370,000 4.125%,  7/1/2029
f
358,900
PetSmart, Inc.
480,000 4.750%,  2/15/2028
f
492,600
439,000 7.750%,  2/15/2029
f
476,864
Prime Security Services Borrower,
LLC
1,095,000 5.750%,  4/15/2026
f
1,175,669
Procter & Gamble Company
130,000 1.200%,  10/29/2030 122,946
Real Hero Merger Sub 2, Inc.
270,000 6.250%,  2/1/2029
f
269,579
Realogy Group, LLC
460,000 5.750%,  1/15/2029
f
471,500
Rite Aid Corporation
435,000 7.500%,  7/1/2025
f
447,180
Ross Stores, Inc.
131,000 1.875%,  4/15/2031 125,586
Royal Caribbean Cruises, Ltd.
520,000 9.125%,  6/15/2023
f
549,900
659,000 4.250%,  7/1/2026
f
638,304
200,000 5.500%,  4/1/2028
f
202,312
Scientific Games International, Inc.
520,000 7.250%,  11/15/2029
f
579,800
SeaWorld Parks and
Entertainment, Inc.
415,000 5.250%,  8/15/2029
f
422,576
Service Properties Trust
121,000 7.500%,  9/15/2025 131,096
Principal
Amount Long-Term Fixed Income (55.6%) Value
Consumer Cyclical (3.3%) - continued
Six Flags Theme Parks, Inc.
$ 240,000 7.000%,  7/1/2025
f
$ 256,306
Staples, Inc.
555,000 7.500%,  4/15/2026
f
570,263
Station Casinos, LLC
304,000 4.625%,  12/1/2031
f
306,493
Tapestry, Inc.
134,000 3.050%,  3/15/2032 134,787
Target Corporation
131,000 2.350%,  2/15/2030 134,622
Tenneco, Inc.
445,000 5.000%,  7/15/2026
j
427,756
Toll Brothers Finance Corporation
199,000 4.350%,  2/15/2028 217,905
Toyota Motor Credit Corporation
196,000 1.900%,  4/6/2028 196,403
TripAdvisor, Inc., Convertible
152,000 0.250%,  4/1/2026
f
133,380
Uber Technologies, Inc.
270,000 6.250%,  1/15/2028
f,j
289,845
Vail Resorts, Inc., Convertible
237,000 Zero Coupon,  1/1/2026 252,589
Volkswagen Group of America
Finance, LLC
250,000 4.250%,  11/13/2023
f
264,003
74,000 3.350%,  5/13/2025
f
77,855
Wabash National Corporation
409,000 4.500%,  10/15/2028
f
413,090
Wyndham Destinations, Inc.
330,000 6.625%,  7/31/2026
f
365,917
Wyndham Hotels & Resorts, Inc.
195,000 4.375%,  8/15/2028
f
200,850
Yum! Brands, Inc.
526,000 4.750%,  1/15/2030
f
569,395
ZF North America Capital, Inc.
260,000 4.750%,  4/29/2025
f
278,850
Total 42,579,034
Consumer Non-Cyclical (2.7%)
Abbott Laboratories
260,000 3.875%,  9/15/2025 282,343
AbbVie, Inc.
142,000 2.900%,  11/6/2022 144,616
162,000 2.800%,  3/15/2023 165,092
610,000 3.600%,  5/14/2025 648,688
261,000 3.200%,  11/21/2029 279,059
Agilent Technologies, Inc.
131,000 2.300%,  3/12/2031 129,720
Albertson's Companies, Inc.
546,000 3.500%,  3/15/2029
f
547,070
250,000 4.875%,  2/15/2030
f
269,930
Altria Group, Inc.
176,000 4.400%,  2/14/2026 193,865
130,000 4.800%,  2/14/2029 146,632
Amgen, Inc.
196,000 2.450%,  2/21/2030 199,481
Anheuser-Busch Companies, LLC
160,000 3.650%,  2/1/2026 171,785

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Consumer Non-Cyclical (2.7%) - continued
Anheuser-Busch InBev Worldwide,
Inc.
$ 261,000 4.750%,  1/23/2029 $ 303,787
Anthem, Inc.
221,000 2.375%,  1/15/2025 227,887
196,000 2.550%,  3/15/2031 200,107
AstraZeneca Finance, LLC
263,000 1.750%,  5/28/2028 261,470
AstraZeneca plc
259,000 0.700%,  4/8/2026 250,520
BAT Capital Corporation
117,000 3.222%,  8/15/2024 121,603
BAT International Finance plc
149,000 1.668%,  3/25/2026 146,266
Bausch Health Companies, Inc.
70,000 5.000%,  1/30/2028
f
64,400
590,000 5.000%,  2/15/2029
f
520,675
Baxter International, Inc.
134,000 2.539%,  2/1/2032
f
135,369
Becton, Dickinson and Company
196,000 2.823%,  5/20/2030 202,873
Boston Scientific Corporation
192,000 3.450%,  3/1/2024 200,777
Bunge, Ltd. Finance Corporation
265,000 2.750%,  5/14/2031 268,944
Cargill, Inc.
137,000 2.125%,  11/10/2031
f
135,075
Centene Corporation
435,000 4.250%,  12/15/2027 453,487
210,000 4.625%,  12/15/2029 226,477
1,064,000 3.000%,  10/15/2030 1,081,567
Central Garden & Pet Company
460,000 4.125%,  10/15/2030 464,025
Community Health Systems, Inc.
185,000 5.625%,  3/15/2027
f
195,791
260,000 6.000%,  1/15/2029
f
277,225
520,000 6.875%,  4/15/2029
f
529,750
Conagra Brands, Inc.
155,000 4.300%,  5/1/2024 164,934
Constellation Brands, Inc.
261,000 3.150%,  8/1/2029 275,279
Coty, Inc.
311,000 5.000%,  4/15/2026
f
320,339
CVS Health Corporation
198,000 4.100%,  3/25/2025 213,411
102,000 4.300%,  3/25/2028 114,463
DaVita, Inc.
610,000 4.625%,  6/1/2030
f
624,488
Diageo Capital plc
179,000 1.375%,  9/29/2025 178,009
Edgewell Personal Care Company
260,000 5.500%,  6/1/2028
f
275,977
Encompass Health Corporation
585,000 4.500%,  2/1/2028 601,819
Endo Finance, LLC
185,000 9.500%,  7/31/2027
f,j
188,315
Energizer Holdings, Inc.
445,000 4.375%,  3/31/2029
f
434,298
Estee Lauder Companies, Inc.
130,000 1.950%,  3/15/2031 128,058
Principal
Amount Long-Term Fixed Income (55.6%) Value
Consumer Non-Cyclical (2.7%) - continued
General Mills, Inc.
$ 131,000 4.200%,  4/17/2028 $ 146,290
Gilead Sciences, Inc.
196,000 2.950%,  3/1/2027 206,455
H. J. Heinz Company
130,000 5.200%,  7/15/2045 165,292
HCA, Inc.
1,330,000 5.375%,  2/1/2025 1,461,670
348,000 5.875%,  2/1/2029 414,659
HFC Prestige Products, Inc.
496,000 4.750%,  1/15/2029
f
504,060
HLF Financing SARL, LLC
689,000 4.875%,  6/1/2029
f
676,047
Humana, Inc.
131,000 2.150%,  2/3/2032 126,668
Imperial Brands Finance plc
164,000 3.125%,  7/26/2024
f
169,461
Ionis Pharmaceuticals, Inc.,
Convertible
158,000 0.125%,  12/15/2024 141,213
Jazz Investments I, Ltd.,
Convertible
689,000 2.000%,  6/15/2026 777,709
JBS Finance Luxembourg SARL
210,000 2.500%,  1/15/2027
f
207,640
165,000 3.625%,  1/15/2032
f
165,620
JBS USA Food Company
100,000 5.750%,  1/15/2028
f
104,251
JBS USA, LLC
210,000 6.500%,  4/15/2029
f
231,002
580,000 5.500%,  1/15/2030
f
630,750
Kraft Foods Group, Inc.
400,000 5.000%,  6/4/2042 497,583
Kraft Heinz Foods Company
196,000 3.875%,  5/15/2027 211,708
710,000 3.750%,  4/1/2030 766,392
Kroger Company
130,000 4.500%,  1/15/2029 149,723
Mattel, Inc.
500,000 3.375%,  4/1/2026
f
512,760
McKesson Corporation
148,000 0.900%,  12/3/2025 143,393
197,000 1.300%,  8/15/2026 192,296
Molina Healthcare, Inc.
450,000 4.375%,  6/15/2028
f
463,500
Mozart Debt Merger Sub, Inc.
536,000 3.875%,  4/1/2029
f
534,108
512,000 5.250%,  10/1/2029
f
518,984
MPH Acquisition Holdings, LLC
237,000 5.750%,  11/1/2028
f,j
225,387
Mylan, Inc.
96,000 4.200%,  11/29/2023 100,599
Newell Rubbermaid, Inc.
334,000 4.700%,  4/1/2026 364,145
Novartis Capital Corporation
153,000 1.750%,  2/14/2025 155,130
278,000 3.000%,  11/20/2025 294,600
Ortho-Clinical Diagnostics, Inc.
270,000 7.250%,  2/1/2028
f
290,250

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Consumer Non-Cyclical (2.7%) - continued
Par Pharmaceutical, Inc.
$ 410,000 7.500%,  4/1/2027
f
$ 418,991
PepsiCo, Inc.
195,000 1.625%,  5/1/2030 189,103
Philip Morris International, Inc.
279,000 1.500%,  5/1/2025 279,261
Pilgrim's Pride Corporation
364,000 3.500%,  3/1/2032
f
367,640
Post Holdings, Inc.
151,000 5.500%,  12/15/2029
f
158,645
QBE Insurance Group, Ltd.
320,000 5.875%,  5/12/2025
b,f,h
345,600
Roche Holdings, Inc.
200,000 2.076%,  12/13/2031
f
199,409
Royalty Pharma plc
296,000 1.200%,  9/2/2025 289,755
Scotts Miracle-Gro Company
555,000 4.500%,  10/15/2029 578,588
SEG Holding, LLC
540,000 5.625%,  10/15/2028
f
565,650
Simmons Foods, Inc.
450,000 4.625%,  3/1/2029
f
443,250
Spectrum Brands, Inc.
310,000 5.000%,  10/1/2029
f
325,113
200,000 5.500%,  7/15/2030
f
214,500
Stryker Corporation
129,000 3.650%,  3/7/2028 140,808
Syneos Health, Inc.
410,000 3.625%,  1/15/2029
f
404,875
Sysco Corporation
131,000 5.950%,  4/1/2030 163,514
Tenet Healthcare Corporation
140,000 4.625%,  7/15/2024 141,750
1,055,000 5.125%,  11/1/2027
f
1,098,519
185,000 6.125%,  10/1/2028
f
195,399
Teva Pharmaceutical Finance
Netherlands III BV
380,000 3.150%,  10/1/2026 357,200
Thermo Fisher Scientific, Inc.
131,000 1.750%,  10/15/2028 130,144
TreeHouse Foods, Inc.
203,000 4.000%,  9/1/2028 194,880
United Natural Foods, Inc.
390,000 6.750%,  10/15/2028
f
417,612
UnitedHealth Group, Inc.
326,000 3.850%,  6/15/2028 363,333
Universal Health Services, Inc.
197,000 1.650%,  9/1/2026
f
193,357
66,000 2.650%,  1/15/2032
f
64,855
Viatris, Inc.
149,000 1.650%,  6/22/2025 148,435
VRX Escrow Corporation
1,069,000 6.125%,  4/15/2025
f
1,088,841
Winnebago Industries, Inc.,
Convertible
504,000 1.500%,  4/1/2025 672,290
Zoetis, Inc.
144,000 3.250%,  2/1/2023 146,738
Principal
Amount Long-Term Fixed Income (55.6%) Value
Consumer Non-Cyclical (2.7%) - continued
$ 195,000 3.900%,  8/20/2028 $ 216,361
Total 35,029,507
Energy (2.6%)
Antero Resources Corporation
525,000 5.375%,  3/1/2030
f
561,225
Apache Corporation
125,000 4.875%,  11/15/2027 136,250
470,000 4.375%,  10/15/2028 511,355
145,000 5.100%,  9/1/2040 163,850
Archrock Partners, LP
530,000 6.250%,  4/1/2028
f
552,642
Baker Hughes, LLC
135,000 2.061%,  12/15/2026 136,211
BP Capital Markets America, Inc.
314,000 4.234%,  11/6/2028 354,423
BP Capital Markets plc
320,000 4.875%,  3/22/2030
b,h
345,600
Buckeye Partners, LP
385,000 3.950%,  12/1/2026 392,396
Canadian Natural Resources, Ltd.
325,000 2.050%,  7/15/2025 328,107
Cenovus Energy, Inc.
426,000 5.375%,  7/15/2025 470,101
Cheniere Corpus Christi Holdings,
LLC
268,000 5.875%,  3/31/2025 297,024
Cheniere Energy Partners, LP
132,000 4.500%,  10/1/2029 139,920
285,000 3.250%,  1/31/2032
f
287,850
Cheniere Energy, Inc.
160,000 4.625%,  10/15/2028 170,195
Cheniere Energy, Inc., Convertible
103,000 4.250%,  3/15/2045 86,680
CNX Resources Corporation
315,000 6.000%,  1/15/2029
f
327,600
CNX Resources Corporation,
Convertible
493,000 2.250%,  5/1/2026 644,351
Comstock Resources, Inc.
80,000 6.750%,  3/1/2029
f
86,768
310,000 5.875%,  1/15/2030
f
317,750
Continental Resources, Inc.
396,000 4.375%,  1/15/2028 428,096
400,000 5.750%,  1/15/2031
f
471,048
Coterra Energy, Inc.
260,000 4.375%,  6/1/2024
f
274,956
CQP Holdco, LP
309,000 5.500%,  6/15/2031
f
322,519
Devon Energy Corporation
149,000 5.250%,  9/15/2024 161,207
264,000 4.500%,  1/15/2030 283,429
Diamondback Energy, Inc.
98,000 2.875%,  12/1/2024 101,667
65,000 3.125%,  3/24/2031 66,992
DT Midstream, Inc.
375,000 4.125%,  6/15/2029
f
383,906
125,000 4.375%,  6/15/2031
f
130,000
Enbridge, Inc.
130,000 3.700%,  7/15/2027 140,162

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Energy (2.6%) - continued
$ 661,000 6.250%,  3/1/2078
b
$ 717,439
Endeavor Energy Resources, LP
280,000 5.750%,  1/30/2028
f
298,448
Energean Israel Finance, Ltd.
375,000 4.500%,  3/30/2024
f
376,875
Energy Transfer, LP
108,000 4.200%,  9/15/2023 112,783
371,000 5.875%,  1/15/2024 399,297
196,000 3.750%,  5/15/2030 207,693
EnLink Midstream Partners, LP
460,000 4.850%,  7/15/2026 484,150
Enterprise Products Operating,
LLC
130,000 4.150%,  10/16/2028 145,934
560,000 4.875%,  8/16/2077
b
524,969
EQM Midstream Partners, LP
631,000 6.500%,  7/1/2027
f
706,720
EQT Corporation
125,000 3.125%,  5/15/2026
f
128,316
374,000 3.900%,  10/1/2027 401,122
EQT Corporation, Convertible
496,000 1.750%,  5/1/2026 826,584
Equinor ASA
92,000 2.875%,  4/6/2025 96,013
Exxon Mobil Corporation
259,000 2.992%,  3/19/2025 272,188
Genesis Energy, LP
200,000 6.500%,  10/1/2025 197,500
125,000 8.000%,  1/15/2027 128,820
Halliburton Company
130,000 2.920%,  3/1/2030 133,734
Harvest Midstream, LP
480,000 7.500%,  9/1/2028
f
513,600
Hess Corporation
92,000 3.500%,  7/15/2024 95,980
Hess Midstream Operations, LP
325,000 5.625%,  2/15/2026
f
334,750
Hilcorp Energy I, LP
400,000 5.750%,  2/1/2029
f
412,288
ITT Holdings, LLC
435,000 6.500%,  8/1/2029
f
430,650
Kinder Morgan Energy Partners,
LP
193,000 3.450%,  2/15/2023 197,087
Laredo Petroleum, Inc.
690,000 7.750%,  7/31/2029
f,j
672,750
Marathon Oil Corporation
130,000 4.400%,  7/15/2027 142,399
Marathon Petroleum Corporation
366,000 4.700%,  5/1/2025 399,277
MPLX, LP
375,000 6.875%,  2/15/2023
b,h
375,937
325,000 1.750%,  3/1/2026 321,730
Murphy Oil Corporation
450,000 5.875%,  12/1/2027 464,611
Nabors Industries, Ltd.
470,000 7.250%,  1/15/2026
f
434,750
National Fuel Gas Company
260,000 5.500%,  1/15/2026 290,508
Principal
Amount Long-Term Fixed Income (55.6%) Value
Energy (2.6%) - continued
Newfield Exploration Company
$ 489,000 5.625%,  7/1/2024 $ 538,282
132,000 5.375%,  1/1/2026 146,324
NGL Energy Operating, LLC
260,000 7.500%,  2/1/2026
f
268,138
NGL Energy Partners, LP
260,000 7.500%,  11/1/2023 256,100
NuStar Logistics, LP
480,000 5.750%,  10/1/2025 516,538
Oasis Petroleum, Inc.
310,000 6.375%,  6/1/2026
f
324,725
Occidental Petroleum Corporation
445,000 3.400%,  4/15/2026 456,428
125,000 8.500%,  7/15/2027 155,938
939,000 3.500%,  8/15/2029 964,635
260,000 6.450%,  9/15/2036 331,501
430,000 4.400%,  4/15/2046 440,750
ONEOK, Inc.
194,000 2.200%,  9/15/2025 195,942
Ovintiv, Inc.
185,000 7.375%,  11/1/2031 241,150
200,000 6.625%,  8/15/2037 261,820
PBF Holding Company, LLC
200,000 9.250%,  5/15/2025
f
190,250
Pioneer Natural Resources
Company
195,000 1.900%,  8/15/2030 185,200
Pioneer Natural Resources
Company, Convertible
248,000 0.250%,  5/15/2025 441,905
Plains All American Pipeline, LP
150,000 6.125%,  11/15/2022
b,h
127,313
317,000 4.650%,  10/15/2025 345,749
Precision Drilling Corporation
390,000 6.875%,  1/15/2029
f
397,496
Sabine Pass Liquefaction, LLC
196,000 4.200%,  3/15/2028 214,693
Schlumberger Finance Canada,
Ltd.
149,000 1.400%,  9/17/2025 148,448
Schlumberger Holdings
Corporation
81,000 4.300%,  5/1/2029
f
89,873
SM Energy Company
185,000 6.500%,  7/15/2028
j
191,475
Southwestern Energy Company
250,000 5.375%,  2/1/2029 264,375
192,000 4.750%,  2/1/2032 202,196
Summit Midstream Holdings, LLC
363,000 8.500%,  10/15/2026
f
378,221
Suncor Energy, Inc.
149,000 3.100%,  5/15/2025 155,654
Sunoco, LP
415,000 5.875%,  3/15/2028 438,863
277,000 4.500%,  4/30/2030
f
283,901
Tallgrass Energy Finance
Corporation
640,000 5.500%,  1/15/2028
f
634,400
Targa Resources Partners, LP
205,000 5.375%,  2/1/2027 211,267
295,000 5.000%,  1/15/2028 310,841

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Energy (2.6%) - continued
$ 118,000 4.875%,  2/1/2031 $ 128,142
Teine Energy, Ltd.
250,000 6.875%,  4/15/2029
f
253,750
Transocean Proteus, Ltd.
120,000 6.250%,  12/1/2024
f
118,200
Transocean, Inc.
330,000 11.500%,  1/30/2027
f
323,400
USA Compression Partners, LP
200,000 6.875%,  4/1/2026 208,000
Venture Global Calcasieu Pass,
LLC
374,000 3.875%,  8/15/2029
f
388,025
220,000 4.125%,  8/15/2031
f
233,200
Vine Energy Holdings, LLC
330,000 6.750%,  4/15/2029
f
358,050
W&T Offshore, Inc.
158,000 9.750%,  11/1/2023
f
150,890
Weatherford International, Ltd.
409,000 8.625%,  4/30/2030
f
424,603
Western Gas Partners, LP
143,000 4.000%,  7/1/2022 143,358
Western Midstream Operating, LP
549,000 3.950%,  6/1/2025 575,322
210,000 5.500%,  8/15/2048 250,849
Williams Companies, Inc.
131,000 2.600%,  3/15/2031 130,110
Total 34,315,472
Financials (6.7%)
AerCap Ireland Capital DAC
121,000 3.150%,  2/15/2024 124,799
200,000 6.500%,  7/15/2025 228,548
362,000 3.000%,  10/29/2028 367,117
Air Lease Corporation
525,000 4.650%,  6/15/2026
b,h
544,031
Aircastle, Ltd.
274,000 5.250%,  6/15/2026
b,f,h
279,480
130,000 2.850%,  1/26/2028
f
130,752
Alliant Holdings Intermediate, LLC
207,000 6.750%,  10/15/2027
f
214,762
Ally Financial, Inc.
750,000 5.750%,  11/20/2025 845,872
600,000 4.700%,  5/15/2026
b,h
622,500
130,000 8.000%,  11/1/2031 184,024
Altice Financing SA
180,000 5.750%,  8/15/2029
f
178,200
American Express Company
160,000 3.400%,  2/22/2024 167,796
255,000 3.550%,  9/15/2026
b,h
255,446
American Finance Trust, Inc.
307,000 4.500%,  9/30/2028
f
309,260
American Homes 4 Rent, LP
132,000 2.375%,  7/15/2031 129,365
American International Group, Inc.
260,000 4.200%,  4/1/2028 290,039
AmWINS Group, Inc.
250,000 4.875%,  6/30/2029
f
252,500
Ares Capital Corporation
76,000 4.250%,  3/1/2025 80,432
301,000 3.875%,  1/15/2026 317,222
Principal
Amount Long-Term Fixed Income (55.6%) Value
Financials (6.7%) - continued
Ares Capital Corporation,
Convertible
$ 256,000 4.625%,  3/1/2024 $ 292,813
Athene Global Funding
211,000 4.000%,  1/25/2022
f
211,441
Australia and New Zealand
Banking Group, Ltd.
288,000 2.950%,  7/22/2030
b,f
295,160
Aviation Capital Group, LLC
200,000 5.500%,  12/15/2024
f
218,818
131,000 4.875%,  10/1/2025
f
141,576
Avolon Holdings Funding, Ltd.
264,000 4.250%,  4/15/2026
f
279,759
BAC Capital Trust XIV
332,000
4.000%,  (LIBOR 3M +
0.400%), 1/19/2022
b,h,j
330,494
Banco Santander Mexico SA
89,000 5.375%,  4/17/2025
f
97,122
Banco Santander SA
220,000 4.750%,  11/12/2026
b,h
219,844
Bank of America Corporation
276,000 3.004%,  12/20/2023
b
281,705
445,000 3.550%,  3/5/2024
b
458,226
325,000 4.200%,  8/26/2024 348,354
1,100,000 6.250%,  9/5/2024
b,h
1,183,875
160,000 3.458%,  3/15/2025
b
167,330
320,000 6.100%,  3/17/2025
b,h
346,800
373,000 1.319%,  6/19/2026
b
369,038
298,000 1.197%,  10/24/2026
b
292,053
196,000 1.734%,  7/22/2027
b
194,573
640,000 5.875%,  3/15/2028
b,h
712,000
392,000 3.593%,  7/21/2028
b
421,901
132,000 2.087%,  6/14/2029
b
131,072
523,000 3.974%,  2/7/2030
b
576,103
261,000 2.687%,  4/22/2032
b
264,870
204,000 2.572%,  10/20/2032
b
204,980
Bank of New York Mellon
Corporation
160,000 4.700%,  9/20/2025
b,h
170,680
200,000 3.400%,  1/29/2028 217,068
Bank of Nova Scotia
480,000 4.900%,  6/4/2025
b,h
514,350
132,000 1.050%,  3/2/2026 128,654
Barclays plc
377,000 4.338%,  5/16/2024
b
392,448
250,000 8.000%,  6/15/2024
b,h
276,320
149,000 4.375%,  9/11/2024 159,218
179,000 2.852%,  5/7/2026
b
184,613
200,000 4.375%,  3/15/2028
b,h
195,900
193,000 4.972%,  5/16/2029
b
220,140
BNP Paribas SA
235,000 6.625%,  3/25/2024
b,f,h
252,930
188,000 2.819%,  11/19/2025
b,f
193,479
Boston Properties, LP
131,000 2.550%,  4/1/2032 130,020
BPCE SA
152,000 2.375%,  1/14/2025
f
154,640
Brixmor Operating Partnership, LP
262,000 2.250%,  4/1/2028 260,605
Canadian Imperial Bank of
Commerce
152,000 2.250%,  1/28/2025 155,283

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Financials (6.7%) - continued
CANPACK SA
$ 500,000 3.125%,  11/1/2025
f
$ 500,000
Capital One Bank USA NA
245,000 3.375%,  2/15/2023 251,781
228,000 2.280%,  1/28/2026
b
232,186
Capital One Financial Corporation
140,000 3.950%,  9/1/2026
b,h
140,700
Cascades USA, Inc.
285,000 5.125%,  1/15/2026
f
296,400
Charles Schwab Corporation
537,000 5.375%,  6/1/2025
b,h
585,330
600,000 4.000%,  6/1/2026
b,h
612,000
196,000 2.000%,  3/20/2028 198,595
Chobani, LLC
674,000 4.625%,  11/15/2028
f
692,505
CIT Group, Inc.
260,000 5.250%,  3/7/2025 286,424
266,000 6.125%,  3/9/2028 321,195
Citigroup, Inc.
142,000 2.750%,  4/25/2022 142,770
640,000 5.950%,  1/30/2023
b,h
659,200
374,000 5.000%,  9/12/2024
b,h
385,220
180,000 3.352%,  4/24/2025
b
187,947
107,000 5.950%,  5/15/2025
b,h
114,490
365,000 5.500%,  9/13/2025 412,787
218,000 1.281%,  11/3/2025
b
217,414
315,000 4.000%,  12/10/2025
b,h
317,362
785,000 3.875%,  2/18/2026
b,h
785,000
250,000 4.150%,  11/15/2026
b,h
254,062
451,000 1.122%,  1/28/2027
b
439,267
263,000 1.462%,  6/9/2027
b
258,514
522,000 4.075%,  4/23/2029
b
575,660
Citizens Financial Group, Inc.
275,000 4.000%,  10/6/2026
b,h
275,000
CNA Financial Corporation
190,000 3.950%,  5/15/2024 200,459
Coinbase Global, Inc.
207,000 3.625%,  10/1/2031
f
190,440
Coinbase Global, Inc., Convertible
311,000 0.500%,  6/1/2026
f
332,925
Comerica, Inc.
160,000 5.625%,  7/1/2025
b,h
174,400
Commerzbank AG
270,000 8.125%,  9/19/2023
f
297,500
Commonwealth Bank of Australia
156,000 2.688%,  3/11/2031
f
153,412
Cooperatieve Rabobank UA
149,000 1.339%,  6/24/2026
b,f
146,859
Corporate Office Properties, LP
265,000 2.250%,  3/15/2026 268,007
Credit Acceptance Corporation
550,000 5.125%,  12/31/2024
f
563,750
Credit Agricole SA
270,000 8.125%,  12/23/2025
b,f,h
319,747
131,000 3.250%,  1/14/2030
f
135,646
Credit Suisse Group AG
213,000 6.500%,  8/8/2023
f
229,241
150,000 7.500%,  12/11/2023
b,f,h
162,000
157,000 2.593%,  9/11/2025
b,f
160,321
130,000 7.250%,  9/12/2025
b,f,h
142,854
135,000 2.193%,  6/5/2026
b,f
135,755
Principal
Amount Long-Term Fixed Income (55.6%) Value
Financials (6.7%) - continued
$ 128,000 3.869%,  1/12/2029
b,f
$ 137,014
Dai-ichi Life Insurance Company,
Ltd.
638,000 5.100%,  10/28/2024
b,f,h,j
686,647
Danske Bank AS
250,000 5.000%,  1/12/2023
b,f
250,215
Deutsche Bank AG
350,000 6.000%,  10/30/2025
b,h
363,562
444,000 2.129%,  11/24/2026
b
443,271
250,000 2.311%,  11/16/2027
b
249,889
132,000 3.035%,  5/28/2032
b
133,008
Discover Bank
260,000 4.682%,  8/9/2028
b
271,733
Diversified Healthcare Trust
161,000 4.375%,  3/1/2031 154,627
Drawbridge Special Opportunities
Fund, LP
540,000 3.875%,  2/15/2026
f
550,027
EPR Properties
202,000 3.600%,  11/15/2031 199,847
Fidelity National Financial, Inc.
235,000 5.500%,  9/1/2022 242,449
Fifth Third Bancorp
320,000 4.500%,  9/30/2025
b,h
338,800
Fifth Third Bank NA
129,000 3.850%,  3/15/2026 139,131
First Horizon Bank
198,000 5.750%,  5/1/2030 236,827
First Horizon National Corporation
179,000 3.550%,  5/26/2023 184,438
FNB Corporation
305,000 2.200%,  2/24/2023 307,539
Fortress Transportation and
Infrastructure Investors, LLC
260,000 6.500%,  10/1/2025
f
268,775
185,000 5.500%,  5/1/2028
f
188,533
FS KKR Capital Corporation
132,000 3.400%,  1/15/2026 134,045
132,000 2.625%,  1/15/2027 130,267
FTI Consulting, Inc., Convertible
422,000 2.000%,  8/15/2023 653,256
Global Net Lease, Inc.
520,000 3.750%,  12/15/2027
f
507,841
Goldman Sachs Group, Inc.
298,000 0.627%,  11/17/2023
b
297,228
825,000 5.500%,  8/10/2024
b,h
870,375
200,000 4.400%,  2/10/2025
b,h
201,300
148,000 3.500%,  4/1/2025 156,500
223,000 4.250%,  10/21/2025 243,194
222,000 0.855%,  2/12/2026
b
217,650
195,000 3.650%,  8/10/2026
b,h
193,050
255,000 4.125%,  11/10/2026
b,h
259,192
456,000 1.948%,  10/21/2027
b
453,994
261,000 3.814%,  4/23/2029
b
283,904
131,000 3.800%,  3/15/2030 144,207
131,000 2.615%,  4/22/2032
b
131,941
132,000 2.383%,  7/21/2032
b
129,967
Hartford Financial Services Group,
Inc.
130,000 2.800%,  8/19/2029 134,809
125,000
2.281%,  (LIBOR 3M +
2.125%), 2/12/2047
b,f
119,090

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Financials (6.7%) - continued
HSBC Holdings plc
$ 143,000 3.803%,  3/11/2025
b
$ 150,060
150,000 6.375%,  3/30/2025
b,h
161,892
187,000 2.633%,  11/7/2025
b
191,803
178,000 1.589%,  5/24/2027
b
174,072
350,000 2.251%,  11/22/2027
b
350,729
332,000 6.500%,  3/23/2028
b,h
365,691
365,000 4.583%,  6/19/2029
b
408,890
470,000 4.600%,  12/17/2030
b,h
469,615
159,000 2.804%,  5/24/2032
b
159,493
200,000 6.500%,  9/15/2037 276,710
HUB International, Ltd.
262,000 5.625%,  12/1/2029
f
269,918
Huntington Bancshares, Inc.
480,000 4.450%,  10/15/2027
b,h
507,000
Icahn Enterprises, LP
365,000 6.375%,  12/15/2025 371,387
300,000 6.250%,  5/15/2026 312,375
245,000 5.250%,  5/15/2027 251,965
ING Groep NV
258,000 1.726%,  4/1/2027
b
256,266
Intercontinental Exchange, Inc.
149,000 0.700%,  6/15/2023 148,398
Invitation Homes Operating
Partnership, LP
197,000 2.000%,  8/15/2031 185,514
Iron Mountain, Inc.
1,075,000 4.875%,  9/15/2027
f
1,114,753
iStar, Inc.
465,000 4.250%,  8/1/2025 475,462
iStar, Inc., Convertible
335,000 3.125%,  9/15/2022 629,163
J.P. Morgan Chase & Company
330,000 5.150%,  5/1/2023
b,h
338,075
320,000 6.000%,  8/1/2023
b,h
333,600
320,000 6.750%,  2/1/2024
b,h
346,840
122,000 1.514%,  6/1/2024
b
122,926
979,000 5.000%,  8/1/2024
b,h
1,005,922
325,000 3.875%,  9/10/2024 344,718
378,000 4.023%,  12/5/2024
b
398,551
210,000 4.600%,  2/1/2025
b,h
215,512
310,000 1.561%,  12/10/2025
b
310,331
149,000 2.083%,  4/22/2026
b
151,230
295,000 3.650%,  6/1/2026
b,h
294,262
371,000 1.045%,  11/19/2026
b
361,431
261,000 1.578%,  4/22/2027
b
257,924
392,000 4.005%,  4/23/2029
b
432,672
133,000 2.069%,  6/1/2029
b
131,890
523,000 4.493%,  3/24/2031
b
605,220
Jefferies Finance, LLC
510,000 5.000%,  8/15/2028
f
522,750
KeyBank NA
196,000 3.900%,  4/13/2029 216,542
Kilroy Realty, LP
265,000 4.375%,  10/1/2025 288,605
KKR Real Estate Finance Trust,
Inc., Convertible
139,000 6.125%,  5/15/2023 146,669
Life Storage, LP
135,000 2.400%,  10/15/2031 132,694
Principal
Amount Long-Term Fixed Income (55.6%) Value
Financials (6.7%) - continued
Lincoln National Corporation
$ 300,000
2.515%,  (LIBOR 3M +
2.358%), 2/17/2022
b
$ 266,250
130,000 3.800%,  3/1/2028 142,623
Lloyds Banking Group plc
300,000 3.900%,  3/12/2024 316,893
120,000 7.500%,  6/27/2024
b,h
132,673
260,000 1.627%,  5/11/2027
b
255,958
342,000 3.369%,  12/14/2046
b
340,193
LPL Holdings, Inc.
310,000 4.000%,  3/15/2029
f
317,362
M&T Bank Corporation
240,000 3.500%,  9/1/2026
b,h
235,152
Macquarie Group, Ltd.
264,000 1.629%,  9/23/2027
b,f
258,677
Marsh & McLennan Companies,
Inc.
135,000 2.375%,  12/15/2031 136,281
MetLife, Inc.
320,000 3.850%,  9/15/2025
b,h
326,400
640,000 5.875%,  3/15/2028
b,h
718,738
MGM Growth Properties Operating
Partnership, LP
546,000 4.625%,  6/15/2025
f
582,085
272,000 5.750%,  2/1/2027 307,360
Mid-America Apartments, LP
261,000 4.200%,  6/15/2028 293,855
Mitsubishi UFJ Financial Group,
Inc.
160,000 3.407%,  3/7/2024 167,493
179,000 1.412%,  7/17/2025 178,005
260,000 1.538%,  7/20/2027
b
255,371
196,000 3.741%,  3/7/2029 214,117
Mizuho Financial Group, Inc.
200,000 1.554%,  7/9/2027
b
196,759
278,000 2.564%,  9/13/2031 270,951
Morgan Stanley
311,000 4.100%,  5/22/2023 323,916
149,000 0.560%,  11/10/2023
b
148,793
160,000 2.720%,  7/22/2025
b
164,879
268,000 1.164%,  10/21/2025
b
265,883
104,000 5.000%,  11/24/2025 116,422
302,000 2.188%,  4/28/2026
b
307,924
148,000 0.985%,  12/10/2026
b
143,550
260,000 1.593%,  5/4/2027
b
257,437
262,000 1.512%,  7/20/2027
b
257,871
392,000 3.622%,  4/1/2031
b
427,160
MPT Operating Partnership, LP
320,000 5.250%,  8/1/2026 329,200
140,000 4.625%,  8/1/2029 147,700
National Retail Properties, Inc.
131,000 2.500%,  4/15/2030 132,776
NatWest Group plc
163,000 6.125%,  12/15/2022 170,482
26,000 6.100%,  6/10/2023 27,718
182,000 4.269%,  3/22/2025
b
192,601
131,000 4.892%,  5/18/2029
b
149,829
197,000 3.754%,  11/1/2029
b
205,413
250,000 4.600%,  6/28/2031
b,h
245,000
Navient Corporation
330,000 5.500%,  1/25/2023 343,695
125,000 5.000%,  3/15/2027 127,482

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Financials (6.7%) - continued
NFP Corporation
$ 160,000 6.875%,  8/15/2028
f
$ 160,413
Nippon Life Insurance Company
110,000 2.900%,  9/16/2051
b,f
108,778
640,000 5.100%,  10/16/2044
b,f
688,800
480,000 3.400%,  1/23/2050
b,f
495,600
Nomura Holdings, Inc.
200,000 2.172%,  7/14/2028 196,215
Omega Healthcare Investors, Inc.
127,000 4.750%,  1/15/2028 140,119
130,000 3.375%,  2/1/2031 130,942
OneMain Finance Corporation
900,000 6.875%,  3/15/2025 1,001,250
185,000 3.500%,  1/15/2027 182,919
Owl Rock Capital Corporation
132,000 4.250%,  1/15/2026 138,807
Owl Rock Technology Finance
Corporation
68,000 4.750%,  12/15/2025
f
72,385
196,000 3.750%,  6/17/2026
f
201,889
Park Intermediate Holdings, LLC
135,000 4.875%,  5/15/2029
f
138,037
PayPal Holdings, Inc.
193,000 1.650%,  6/1/2025 195,359
129,000 2.850%,  10/1/2029 135,764
Pebblebrook Hotel Trust,
Convertible
165,000 1.750%,  12/15/2026 181,690
PennyMac Financial Services, Inc.
320,000 4.250%,  2/15/2029
f
307,648
Pine Street Trust I
130,000 4.572%,  2/15/2029
f
146,695
Playtika Holding Corporation
245,000 4.250%,  3/15/2029
f
240,100
PNC Bank NA
130,000 2.700%,  10/22/2029 134,299
PNC Financial Services Group,
Inc.
250,000 3.400%,  9/15/2026
b,h
246,060
Principal Life Global Funding II
197,000 1.250%,  8/16/2026
f
192,255
Provident Financing Trust I
155,000 7.405%,  3/15/2038 189,100
Prudential Financial, Inc.
332,000 5.625%,  6/15/2043
b
345,449
786,000 5.200%,  3/15/2044
b
818,519
160,000 3.700%,  10/1/2050
b
161,854
Radian Group, Inc.
330,000 4.875%,  3/15/2027 354,111
Realty Income Corporation
132,000 4.875%,  6/1/2026 148,509
196,000 3.950%,  8/15/2027 217,317
Regions Financial Corporation
320,000 5.750%,  6/15/2025
b,h,j
350,400
Reinsurance Group of America,
Inc.
212,000 4.700%,  9/15/2023 224,434
Rocket Mortgage Co-Issuer, Inc.
310,000 3.625%,  3/1/2029
f
311,162
Royal Bank of Canada
268,000 0.750%,  10/7/2024 265,283
Principal
Amount Long-Term Fixed Income (55.6%) Value
Financials (6.7%) - continued
Santander Holdings USA, Inc.
$ 261,000 3.450%,  6/2/2025 $ 273,826
Santander UK Group Holdings plc
262,000 1.673%,  6/14/2027
b
256,516
196,000 3.823%,  11/3/2028
b
210,368
Service Properties Trust
170,000 4.750%,  10/1/2026 165,326
96,000 4.950%,  2/15/2027 93,120
260,000 5.500%,  12/15/2027 266,833
Simon Property Group, LP
206,000 2.000%,  9/13/2024 209,664
264,000 2.650%,  7/15/2030 268,942
Societe Generale SA
188,000 2.625%,  10/16/2024
f
193,115
320,000 8.000%,  9/29/2025
b,f,h
369,891
177,000 1.488%,  12/14/2026
b,f
172,388
Spirit Realty, LP
299,000 2.100%,  3/15/2028 291,017
Standard Chartered plc
223,000 1.319%,  10/14/2023
b,f
223,182
177,000 0.991%,  1/12/2025
b,f
175,001
230,000 6.000%,  7/26/2025
b,f,h
245,237
Starwood Property Trust, Inc.,
Convertible
270,000 4.375%,  4/1/2023 282,663
State Street Corporation
157,000 2.354%,  11/1/2025
b
161,811
Sumitomo Life Insurance Company
600,000 3.375%,  4/15/2081
b,f
627,000
Sumitomo Mitsui Financial Group,
Inc.
141,000 2.784%,  7/12/2022 142,734
188,000 2.448%,  9/27/2024 193,347
196,000 3.544%,  1/17/2028 211,477
196,000 2.142%,  9/23/2030 188,336
Sumitomo Mitsui Trust Bank, Ltd.
149,000 1.050%,  9/12/2025
f
145,447
Summit Hotel Properties, Inc.,
Convertible
235,000 1.500%,  2/15/2026 245,105
SVB Financial Group
420,000 4.000%,  5/15/2026
b,h
422,100
191,000 4.250%,  11/15/2026
b,h
193,674
Synchrony Financial
160,000 4.250%,  8/15/2024 169,461
260,000 3.700%,  8/4/2026 276,110
Truist Bank
134,000 2.250%,  3/11/2030 133,651
Truist Financial Corporation
370,000 4.950%,  9/1/2025
b,h
396,970
132,000 1.887%,  6/7/2029
b
129,980
70,000 5.100%,  3/1/2030
b,h
78,225
U.S. Bancorp
85,000 3.700%,  1/15/2027
b,h
84,983
UBS AG
235,000 5.125%,  5/15/2024 251,450
UBS Group AG
156,000 1.364%,  1/30/2027
b,f
152,478
UDR, Inc.
267,000 3.000%,  8/15/2031 278,060

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Financials (6.7%) - continued
United Wholesale Mortgage, LLC
$ 385,000 5.500%,  4/15/2029
f
$ 377,781
USB Realty Corporation
664,000
1.271%,  (LIBOR 3M +
1.147%), 1/15/2027
b,f,h
566,438
Ventas Realty, LP
163,000 3.750%,  5/1/2024 170,705
VICI Properties, LP
240,000 4.250%,  12/1/2026
f
249,953
140,000 3.750%,  2/15/2027
f
144,598
240,000 4.625%,  12/1/2029
f
255,414
Wells Fargo & Company
325,000 4.125%,  8/15/2023 340,822
130,000 1.654%,  6/2/2024
b
131,100
311,000 2.406%,  10/30/2025
b
318,766
490,000 3.900%,  3/15/2026
b,h
503,475
226,000 2.188%,  4/30/2026
b
229,992
307,000
0.624%,  (LIBOR 3M +
0.500%), 1/15/2027
b
297,636
261,000 3.584%,  5/22/2028
b
280,581
261,000 4.478%,  4/4/2031
b
303,208
Welltower, Inc.
132,000 2.050%,  1/15/2029 129,911
196,000 2.800%,  6/1/2031 199,763
Westpac Banking Corporation
196,000 4.110%,  7/24/2034
b
211,523
Willis North America, Inc.
261,000 4.500%,  9/15/2028 291,741
Total 87,125,171
Foreign Government (<0.1%)
Sinopec Group Overseas
Development 2018, Ltd.
178,000 2.150%,  5/13/2025
f
180,697
Total 180,697
Mortgage-Backed Securities (22.4%)
Federal National Mortgage
Association Conventional 15-Yr.
Pass Through
71,800,000 2.000%,  1/1/2037
e
73,517,888
Federal National Mortgage
Association Conventional 30-Yr.
Pass Through
49,400,000 2.000%,  1/1/2052
e
49,247,793
85,150,000 2.500%,  1/1/2052
e
86,873,368
30,150,000 3.000%,  1/1/2048
e
31,234,293
Government National Mortgage
Association Conventional 30-Yr.
Pass Through
48,975,000 2.500%,  1/1/2052
e
50,153,406
Total 291,026,748
Technology (1.6%)
Akamai Technologies, Inc.,
Convertible
217,000 0.125%,  5/1/2025 284,010
716,000 0.375%,  9/1/2027 837,290
Analog Devices, Inc.
68,000 2.100%,  10/1/2031 68,141
Principal
Amount Long-Term Fixed Income (55.6%) Value
Technology (1.6%) - continued
Apple, Inc.
$ 392,000 2.200%,  9/11/2029 $ 401,224
Baidu, Inc.
184,000 3.075%,  4/7/2025 190,823
Black Knight InfoServ, LLC
458,000 3.625%,  9/1/2028
f
457,400
Broadcom Corporation
261,000 3.125%,  1/15/2025 272,634
196,000 3.875%,  1/15/2027 212,521
Broadcom, Inc.
260,000 5.000%,  4/15/2030 302,698
CommScope Technologies
Finance, LLC
531,000 6.000%,  6/15/2025
f
531,000
CommScope, Inc.
270,000 7.125%,  7/1/2028
f
265,275
Dell International, LLC
75,000 5.450%,  6/15/2023 79,117
196,000 5.850%,  7/15/2025 222,155
196,000 5.300%,  10/1/2029 229,750
Fiserv, Inc.
207,000 2.750%,  7/1/2024 214,105
261,000 4.200%,  10/1/2028 292,587
Gartner, Inc.
245,000 3.625%,  6/15/2029
f
247,707
415,000 3.750%,  10/1/2030
f
424,296
Global Payments, Inc.
82,000 2.650%,  2/15/2025 84,270
131,000 3.200%,  8/15/2029 136,444
Hewlett Packard Enterprise
Company
163,000 2.250%,  4/1/2023 165,476
InterDigital, Inc., Convertible
126,000 2.000%,  6/1/2024 138,128
Intuit, Inc.
149,000 0.950%,  7/15/2025 146,856
Iron Mountain, Inc.
80,000 4.875%,  9/15/2029
f
82,798
380,000 4.500%,  2/15/2031
f
384,062
Jabil, Inc.
130,000 1.700%,  4/15/2026 129,645
Lumentum Holdings, Inc.,
Convertible
447,000 0.250%,  3/15/2024 793,984
Marvell Technology, Inc.
142,000 4.200%,  6/22/2023 147,532
132,000 2.950%,  4/15/2031 134,500
Microchip Technology, Inc.,
Convertible
205,000 1.625%,  2/15/2027 521,469
Micron Technology, Inc.
249,000 4.975%,  2/6/2026 276,465
MSCI, Inc.
360,000 4.000%,  11/15/2029
f
376,200
NCR Corporation
879,000 6.125%,  9/1/2029
f
939,337
NortonLifeLock, Inc., Convertible
526,000 2.000%,  8/15/2022
f
678,277
Nuance Communications, Inc.,
Convertible
281,000 1.250%,  4/1/2025 792,083

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Technology (1.6%) - continued
NVIDIA Corporation
$ 65,000 2.850%,  4/1/2030 $ 69,039
NXP Funding, LLC
122,000 4.875%,  3/1/2024
f
131,053
72,000 2.700%,  5/1/2025
f
74,382
131,000 4.300%,  6/18/2029
f
146,763
Open Text Corporation
420,000 4.125%,  2/15/2030
f
432,600
Oracle Corporation
326,000 2.500%,  4/1/2025 333,639
327,000 2.950%,  4/1/2030 330,717
Panasonic Corporation
241,000 2.536%,  7/19/2022
f
242,912
Progress Software Corporation,
Convertible
66,000 1.000%,  4/15/2026
f
68,444
PTC, Inc.
210,000 3.625%,  2/15/2025
f
212,888
215,000 4.000%,  2/15/2028
f
218,763
Qorvo, Inc.
385,000 3.375%,  4/1/2031
f
391,907
Rackspace Technology Global,
Inc.
365,000 5.375%,  12/1/2028
f,j
355,875
Salesforce.com, Inc.
133,000 1.950%,  7/15/2031 131,755
Seagate HDD Cayman
156,000 4.250%,  3/1/2022 156,156
661,000 3.125%,  7/15/2029 645,463
560,000 3.375%,  7/15/2031 544,947
Sensata Technologies, Inc.
615,000 3.750%,  2/15/2031
f
612,817
Shift4 Payments, LLC
140,000 4.625%,  11/1/2026
f
145,041
SS&C Technologies, Inc.
910,000 5.500%,  9/30/2027
f
950,950
Switch, Ltd.
410,000 3.750%,  9/15/2028
f
413,075
Tencent Holdings, Ltd.
157,000 2.880%,  4/22/2031
f,j
159,800
Teradyne, Inc., Convertible
91,000 1.250%,  12/15/2023 470,698
Verint Systems, Inc., Convertible
188,000 0.250%,  4/15/2026
f
200,107
Viavi Solutions, Inc.
306,000 3.750%,  10/1/2029
f
305,985
Viavi Solutions, Inc., Convertible
69,000 1.000%,  3/1/2024 97,721
Vishay Intertechnology, Inc.,
Convertible
383,000 2.250%,  6/15/2025 395,945
VMware, Inc.
262,000 1.400%,  8/15/2026 257,489
92,000 2.200%,  8/15/2031 90,362
Ziff Davis, Inc., Convertible
551,000 1.750%,  11/1/2026
f
680,905
Total 20,728,457
Principal
Amount Long-Term Fixed Income (55.6%) Value
Transportation (0.7%)
AerCap Holdings NV
$ 300,000 5.875%,  10/10/2079
b
$ 310,500
Air Canada
90,000 3.875%,  8/15/2026
f
91,800
Air Lease Corporation
152,000 2.300%,  2/1/2025 154,088
131,000 3.125%,  12/1/2030 133,669
Air Transport Services Group, Inc.,
Convertible
238,000 1.125%,  10/15/2024 264,775
American Airlines, Inc.
472,000 11.750%,  7/15/2025
f
582,330
871,000 5.500%,  4/20/2026
f
905,731
90,000 5.750%,  4/20/2029
f
96,185
Aon Corporation
133,000 2.600%,  12/2/2031 135,313
Avis Budget Car Rental, LLC
320,000 5.375%,  3/1/2029
f,j
337,542
Canadian Pacific Railway
Company
267,000 1.750%,  12/2/2026 267,964
134,000 2.450%,  12/2/2031 136,624
CSX Corporation
131,000 4.250%,  3/15/2029 147,277
Delta Air Lines, Inc.
294,000 7.000%,  5/1/2025
f
336,162
297,635 4.500%,  10/20/2025
f
312,818
264,000 4.750%,  10/20/2028
f
288,283
Greenbrier Companies, Inc.,
Convertible
188,000 2.875%,  4/15/2028
f
204,920
Hertz Corporation
262,000 4.625%,  12/1/2026
f
263,637
314,000 5.000%,  12/1/2029
f
314,268
J.B. Hunt Transport Services, Inc.
95,000 3.300%,  8/15/2022 96,138
JetBlue Airways Corporation,
Convertible
495,000 0.500%,  4/1/2026
f
461,448
Meritor, Inc., Convertible
524,000 3.250%,  10/15/2037 570,531
Mileage Plus Holdings, LLC
335,000 6.500%,  6/20/2027
f
357,613
Penske Truck Leasing Company,
LP
148,000 1.200%,  11/15/2025
f
144,194
128,000 1.700%,  6/15/2026
f
126,527
Southwest Airlines Company
133,000 5.125%,  6/15/2027 152,049
130,000 2.625%,  2/10/2030 129,808
Southwest Airlines Company,
Convertible
653,000 1.250%,  5/1/2025 870,449
Union Pacific Corporation
165,000 3.750%,  7/15/2025 178,242
131,000 2.150%,  2/5/2027 134,314
United Airlines Pass Through Trust
90,000 3.700%,  12/1/2022 91,599
United Airlines, Inc.
490,000 4.375%,  4/15/2026
f
510,940

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (55.6%) Value
Transportation (0.7%) - continued
$ 410,000 4.625%,  4/15/2029
f
$ 422,813
Total 9,530,551
U.S. Government & Agencies (2.2%)
U.S. Treasury Bonds
1,290,000 1.125%,  2/15/2031 1,251,955
U.S. Treasury Notes
4,330,000 0.125%,  2/28/2023 4,312,240
3,190,000 0.125%,  4/30/2023 3,172,929
5,100,000 0.125%,  2/15/2024 5,033,461
5,550,000 0.500%,  3/31/2025 5,457,861
5,260,000 0.500%,  2/28/2026 5,110,624
1,780,000 0.500%,  4/30/2027 1,707,409
2,410,000 1.125%,  2/29/2028 2,374,980
Total 28,421,459
Utilities (1.1%)
AES Corporation
210,000 3.950%,  7/15/2030
f
223,734
Ameren Corporation
132,000 1.750%,  3/15/2028 127,560
American Electric Power
Company, Inc.
300,000 3.875%,  2/15/2062
b
304,555
131,000 2.300%,  3/1/2030 127,715
Berkshire Hathaway Energy
Company
181,000 4.050%,  4/15/2025 195,827
Calpine Corporation
590,000 4.500%,  2/15/2028
f
612,125
CenterPoint Energy, Inc.
164,000 2.500%,  9/1/2024 168,537
198,000 1.450%,  6/1/2026 194,245
197,000 2.650%,  6/1/2031 199,670
Dominion Energy, Inc.
163,000 3.071%,  8/15/2024 168,721
495,000 4.650%,  12/15/2024
b,h
516,037
270,000 4.350%,  1/15/2027
b,h
278,775
130,000 3.375%,  4/1/2030 137,958
Duke Energy Corporation
240,000 3.250%,  1/15/2082
b
233,928
150,000 4.875%,  9/16/2024
b,h
155,625
260,000 3.150%,  8/15/2027 273,474
131,000 2.450%,  6/1/2030 130,058
Edison International
157,000 4.950%,  4/15/2025 170,747
240,000 5.000%,  12/15/2026
b,h
245,232
Enel Finance International NV
260,000 1.375%,  7/12/2026
f
253,193
Energy Transfer, LP
290,000 6.500%,  11/15/2026
b,h
295,075
Entergy Corporation
149,000 0.900%,  9/15/2025 144,311
130,000 1.900%,  6/15/2028 127,378
Evergy, Inc.
162,000 2.450%,  9/15/2024 166,145
Exelon Corporation
130,000 4.050%,  4/15/2030 144,438
FirstEnergy Corporation
214,000 3.350%,  7/15/2022 214,663
Principal
Amount Long-Term Fixed Income (55.6%) Value
Utilities (1.1%) - continued
Georgia Power Company
$ 94,000 2.100%,  7/30/2023 $ 95,653
Jersey Central Power & Light
Company
66,000 2.750%,  3/1/2032
f
66,885
NextEra Energy Capital Holdings,
Inc.
235,000 3.800%,  3/15/2082
b
239,074
130,000 2.250%,  6/1/2030 129,218
NextEra Energy Operating
Partners, LP
550,000 3.875%,  10/15/2026
f
582,450
NextEra Energy Partners, LP,
Convertible
730,000 Zero Coupon,  11/15/2025
f
831,835
NiSource, Inc.
300,000 5.650%,  6/15/2023
b,h
308,250
130,000 2.950%,  9/1/2029 134,721
NRG Energy, Inc.
148,000 2.000%,  12/2/2025
f
148,939
580,000 3.375%,  2/15/2029
f
568,342
185,000 5.250%,  6/15/2029
f
198,206
NRG Energy, Inc., Convertible
351,000 2.750%,  6/1/2048 416,391
Pacific Gas and Electric Company
196,000 3.750%,  2/15/2024 203,229
196,000 2.100%,  8/1/2027 189,227
272,000 4.550%,  7/1/2030 294,086
PG&E Corporation
374,000 5.000%,  7/1/2028 393,381
Public Service Enterprise Group,
Inc.
131,000 1.600%,  8/15/2030 121,428
Sempra Energy
320,000 4.875%,  10/15/2025
b,h
342,650
196,000 3.400%,  2/1/2028 208,645
Southern Company
469,000 4.000%,  1/15/2051
b
479,552
432,000 3.750%,  9/15/2051
b
432,000
Suburban Propane Partners, LP
500,000 5.875%,  3/1/2027 516,250
TerraForm Power Operating, LLC
520,000 5.000%,  1/31/2028
f
550,784
TransCanada Trust
600,000 5.875%,  8/15/2076
b
655,500
Vistra Operations Company, LLC
500,000 5.000%,  7/31/2027
f
518,910
Xcel Energy, Inc.
131,000 4.000%,  6/15/2028 144,351
Total 14,579,683
Total Long-Term Fixed Income
(cost $717,157,013) 724,255,210
Shares Common Stock ( 16.2% ) Value
Communications Services (1.3%)
1,537 Alphabet, Inc., Class A
k
4,452,751
474 Alphabet, Inc., Class C
k
1,371,562
48,683 AT&T, Inc. 1,197,602
101 Cable One, Inc. 178,108
1,370 Charter Communications, Inc.
k
893,199

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (16.2%) Value
Communications Services (1.3%) - continued
30,168 Comcast Corporation $ 1,518,355
9,027 Discovery, Inc., Class A
j,k
212,496
9,519 DISH Network Corporation
k
308,796
2,485 Electronic Arts, Inc. 327,772
4,670 Live Nation Entertainment, Inc.
k
558,952
1,509 Match Group, Inc.
k
199,565
7,036 Meta Platforms, Inc.
k
2,366,559
19,728 QuinStreet, Inc.
k
358,852
1,289 RingCentral, Inc.
k
241,494
24,031 Twitter, Inc.
k
1,038,620
22,466 Verizon Communications, Inc. 1,167,333
1,723 ViacomCBS, Inc. 52,000
152 Walt Disney Company
k
23,543
4,897 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
c,k
93,043
Total 16,560,602
Consumer Discretionary (1.8%)
1,122 Amazon.com, Inc.
k
3,741,129
8,643 Aptiv plc
k
1,425,663
235 AutoZone, Inc.
k
492,652
1,913 Bloomin' Brands, Inc.
k
40,135
350 Booking Holdings, Inc.
k
839,731
4,011 Caesars Entertainment, Inc.
k
375,149
1,236 Carvana Company
k
286,492
6,608 Cedar Fair, LP
k
330,796
210 Chewy, Inc.
k
12,384
695 Chipotle Mexican Grill, Inc.
k
1,215,034
3,597 Cimpress plc
k
257,581
12,188 Clarus Corporation 337,851
12,745 Cooper-Standard Holdings, Inc.
k
285,615
3,632 D.R. Horton, Inc. 393,890
1,498 Darden Restaurants, Inc. 225,659
881 Emerald Holding, Inc.
k
3,498
20,567 Everi Holdings, Inc.
k
439,105
2,722 Expedia Group, Inc.
k
491,920
21,530 Ford Motor Company 447,178
344 Garmin, Ltd. 46,842
9,300 Harley-Davidson, Inc. 350,517
2,238 Home Depot, Inc. 928,792
8,867 Leggett & Platt, Inc. 364,966
15,185 Libbey, Inc.
c,k
151,850
5,099 Lowe's Companies, Inc. 1,317,990
1,826 Lululemon Athletica, Inc.
k
714,788
1,605 McDonald's Corporation 430,252
6,333 Miller Industries, Inc. 211,522
1,019 Mohawk Industries, Inc.
k
185,641
847 NIKE, Inc. 141,170
168 NVR, Inc.
k
992,690
6,048 Penn National Gaming, Inc.
k
313,589
577 RH
k
309,237
3,761 Ross Stores, Inc. 429,807
3,724 Sleep Number Corporation
k
285,258
5,463 Sony Group Corporation ADR 690,523
8,549 Stoneridge, Inc.
k
168,757
1,406 Target Corporation 325,405
1,964 Tesla, Inc.
k
2,075,516
17,242 ThredUp, Inc.
k
220,008
13,189 Under Armour, Inc., Class C
k
237,930
388 Vail Resorts, Inc. 127,225
6,134 Zumiez, Inc.
k
294,371
Total 22,956,108
Shares Common Stock (16.2%) Value
Consumer Staples (0.7%)
4,665 BJ's Wholesale Club Holdings,
Inc.
k
$ 312,415
5,682 Bunge, Ltd. 530,472
2,672 Colgate-Palmolive Company 228,029
1,350 Costco Wholesale Corporation 766,395
11,341 Hain Celestial Group, Inc.
k
483,240
2,095 John B. Sanfilippo & Son, Inc. 188,885
1,525 Kimberly-Clark Corporation 217,953
12,646 Lamb Weston Holdings, Inc. 801,503
3,737 Monster Beverage Corporation
k
358,901
134 PepsiCo, Inc. 23,277
15,104 Philip Morris International, Inc. 1,434,880
25,621 Primo Water Corporation 451,698
2,515 Procter & Gamble Company 411,404
4,549 Sysco Corporation 357,324
8,074 Turning Point Brands, Inc. 305,036
12,074 Walmart, Inc. 1,746,987
Total 8,618,399
Energy (0.5%)
15,165 APA Corporation 407,787
12,721 BP plc ADR 338,760
5,853 Cheniere Energy, Inc. 593,611
1,030 Chevron Corporation 120,871
7,620 ConocoPhillips 550,012
30,686 Devon Energy Corporation 1,351,718
21 Diamondback Energy, Inc. 2,265
20,731 Enterprise Products Partners, LP 455,253
2,778 EOG Resources, Inc. 246,770
3,787 EQT Corporation
k
82,594
1,028 Exxon Mobil Corporation 62,903
7,981 Halliburton Company 182,525
14,153 Helmerich & Payne, Inc. 335,426
2,650 Kinder Morgan, Inc. 42,029
7,634 Marathon Oil Corporation 125,350
4,472 Marathon Petroleum Corporation 286,163
950 MPLX, LP 28,111
6,871 Pioneer Natural Resources
Company 1,249,697
920 TC Energy Corporation 42,817
4,179 Valero Energy Corporation 313,885
337 Vantage Drilling International
k
1,938
1,200 Williams Companies, Inc. 31,248
Total 6,851,733
Financials (2.4%)
8,139 Air Lease Corporation 359,988
13,117 Ally Financial, Inc. 624,500
3,309 American Express Company 541,352
15,279 Arch Capital Group, Ltd.
k
679,152
11,088 Ares Capital Corporation 234,955
16,351 Assured Guaranty, Ltd. 820,820
38,077 Bank of America Corporation 1,694,046
151 Bank of Marin Bancorp 5,622
6,919 Bank of N.T. Butterfield & Son, Ltd. 263,683
1,764 Berkshire Hathaway, Inc.
k
527,436
8,000 BlackRock TCP Capital
Corporation 108,080
807 BlackRock, Inc. 738,857
8,028 Blackstone Mortgage Trust, Inc. 245,817
16,006 Bridgewater Bancshares, Inc.
k
283,146
13,003 Byline Bancorp, Inc. 355,632
2,834 Capital One Financial Corporation 411,185
548 Cboe Global Markets, Inc. 71,459

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (16.2%) Value
Financials (2.4%) - continued
462 Central Pacific Financial
Corporation $ 13,015
18,495 Charles Schwab Corporation 1,555,429
3,685 Chubb, Ltd. 712,347
10,505 Citigroup, Inc. 634,397
3,530 Citizens Financial Group, Inc. 166,792
2,748 Coinbase Global, Inc.
j,k
693,513
14,550 Columbia Banking System, Inc. 476,076
5,206 Comerica, Inc. 452,922
925 Community Trust Bancorp, Inc. 40,339
813 Customers Bancorp, Inc.
k
53,146
52 Dime Community Bancshares, Inc. 1,828
2,522 Discover Financial Services 291,442
1,643 Ellington Residential Mortgage
REIT 17,071
7,121 Enterprise Financial Services
Corporation 335,328
24,011 Equitable Holdings, Inc. 787,321
81 Essent Group, Ltd. 3,688
267 Financial Institutions, Inc. 8,491
209 First Mid-Illinois Bancshares, Inc. 8,943
2,084 First Republic Bank 430,367
213 Flushing Financial Corporation 5,176
5,652 FS KKR Capital Corporation 118,353
754 Fulton Financial Corporation 12,818
3,938 Glacier Bancorp, Inc. 223,285
5,850 Golub Capital BDC, Inc. 90,324
1,056 Great Southern Bancorp, Inc. 62,568
99 Hancock Whitney Corporation 4,952
1,961 Hanmi Financial Corporation 46,436
590 Hannon Armstrong Sustainable
Infrastructure Capital, Inc. 31,341
12,318 Heartland Financial USA, Inc. 623,414
329 HomeStreet, Inc. 17,108
765 Hometrust Bancshares, Inc. 23,700
12,291 Hope Bancorp, Inc. 180,801
2,401 Houlihan Lokey, Inc. 248,552
404 Independent Bank Corporation 9,643
7,641 J.P. Morgan Chase & Company 1,209,952
2,803 Kinsale Capital Group, Inc. 666,806
16,746 KKR & Company, Inc. 1,247,577
2,824 M&T Bank Corporation 433,710
2,392 Marsh & McLennan Companies,
Inc. 415,777
2,141 MetLife, Inc. 133,791
2,268 MidWestOne Financial Group, Inc. 73,415
1,882 Moody's Corporation 735,072
8,624 Morgan Stanley 846,532
386 OceanFirst Financial Corporation 8,569
148 Peapack-Gladstone Financial
Corporation 5,239
626 Popular, Inc. 51,357
2,591 Primerica, Inc. 397,123
15,427 Radian Group, Inc. 325,973
7,799 Raymond James Financial, Inc. 783,020
3,600 S&P Global, Inc. 1,698,948
9,286 Seacoast Banking Corporation of
Florida 328,632
1,668 Selective Insurance Group, Inc. 136,676
3,401 Sixth Street Specialty Lending, Inc. 79,549
6,633 Starwood Property Trust, Inc. 161,182
6,041 State Street Corporation 561,813
6,859 Synovus Financial Corporation 328,340
3,799 Texas Capital Bancshares, Inc.
k
228,890
5,053 Triumph Bancorp, Inc.
k
601,711
Shares Common Stock (16.2%) Value
Financials (2.4%) - continued
8,919 Truist Financial Corporation $ 522,207
456 TrustCo Bank Corporation NY 15,189
28,570 Wells Fargo & Company 1,370,789
8,282 Western Alliance Bancorp 891,557
13,540 Zions Bancorporation NA 855,186
990 Zurich Insurance Group AG 433,698
Total 31,894,936
Health Care (2.0%)
987 Abbott Laboratories 138,910
4,152 AbbVie, Inc. 562,181
2,553 Agilent Technologies, Inc. 407,587
602 Align Technology, Inc.
k
395,622
3,621 Amgen, Inc. 814,616
4,900 Anthem, Inc. 2,271,346
3,184 Baxter International, Inc. 273,315
1,268 Becton, Dickinson and Company 318,877
1,622 Biogen, Inc.
k
389,150
2,977 Biohaven Pharmaceutical Holding
Company, Ltd.
k
410,260
814 Bio-Techne Corporation 421,115
1,933 Boston Scientific Corporation
k
82,114
271 Bristol-Myers Squibb Company 16,897
4,853 Centene Corporation
k
399,887
2,340 Cigna Holding Company 537,334
3,615 CVS Health Corporation 372,924
8,540 Danaher Corporation 2,809,745
689 DexCom, Inc.
k
369,959
7,320 Edwards Lifesciences Corporation
k
948,306
8,142 Gilead Sciences, Inc. 591,191
6,000 GlaxoSmithKline plc ADR 264,600
8,677 Halozyme Therapeutics, Inc.
k
348,902
2,259 HCA Healthcare, Inc. 580,382
272 Henry Schein, Inc.
k
21,088
742 Illumina, Inc.
k
282,287
1,778 Insulet Corporation
k
473,073
2,036 Intuitive Surgical, Inc.
k
731,535
12,784 Ionis Pharmaceuticals, Inc.
k
389,017
1,237 IQVIA Holding, Inc.
k
349,007
8,906 Johnson & Johnson 1,523,550
18,201 Lantheus Holdings, Inc.
k
525,827
10,482 Medtronic plc 1,084,363
14,669 Merck & Company, Inc. 1,124,232
3,687 Novo Nordisk AS ADR 412,944
9,081 NuVasive, Inc.
k
476,571
5,915 Progyny, Inc.
k
297,820
143 Regeneron Pharmaceuticals, Inc.
k
90,307
2,710 Stryker Corporation 724,708
9,937 Syneos Health, Inc.
k
1,020,331
2,200 Teladoc Health, Inc.
k
202,004
997 Thermo Fisher Scientific, Inc. 665,238
1,424 UnitedHealth Group, Inc. 715,047
30,188 Viemed Healthcare, Inc.
k
157,581
2,749 Zimmer Biomet Holdings, Inc. 349,233
4,825 Zoetis, Inc. 1,177,445
Total 26,518,428
Industrials (2.0%)
4,875 Advanced Drainage Systems, Inc. 663,634
8,660 Aerojet Rocketdyne Holdings, Inc. 404,942
3,636 AMETEK, Inc. 534,637
3,422 ASGN, Inc.
k
422,275
17,437 Badger Infrastructure Solutions,
Ltd. 438,217

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (16.2%) Value
Industrials (2.0%) - continued
1,373 Canadian Pacific Railway, Ltd. $ 98,774
2,276 Carlisle Companies, Inc. 564,721
213 Caterpillar, Inc. 44,036
4,387 Chart Industries, Inc.
k
699,683
8,127 Crane Company 826,760
11,134 CSX Corporation 418,638
3,238 Curtiss-Wright Corporation 449,013
342 Deere & Company 117,268
12,276 Delta Air Lines, Inc.
k
479,746
22,061 Dun & Bradstreet Holdings, Inc.
k
452,030
3,007 Emerson Electric Company 279,561
9,055 Fluor Corporation
k
224,292
4,645 Fortive Corporation 354,367
4,083 Forward Air Corporation 494,411
4,100 General Dynamics Corporation 854,727
117 Gorman-Rupp Company 5,212
3,680 Greenbrier Companies, Inc. 168,875
2,885 Helios Technologies, Inc. 303,415
3,652 Honeywell International, Inc. 761,479
13,720 Howmet Aerospace, Inc. 436,708
1,589 IDEX Corporation 375,513
976 Illinois Tool Works, Inc. 240,877
3,450 JetBlue Airways Corporation
k
49,128
7,153 Johnson Controls International plc 581,610
2,837 Kaman Corporation 122,417
2,255 L3Harris Technologies, Inc. 480,856
2,891 Lincoln Electric Holdings, Inc. 403,208
905 Linde plc 313,519
1,042 Lockheed Martin Corporation 370,337
4,813 ManpowerGroup, Inc. 468,449
13,539 Meritor, Inc.
k
335,496
1,917 Middleby Corporation
k
377,189
8,118 NAPCO Security Technologies,
Inc.
k
405,738
1,848 Norfolk Southern Corporation 550,168
7,345 Nutrien, Ltd. 552,344
2,162 Old Dominion Freight Line, Inc. 774,818
1,793 Parker-Hannifin Corporation 570,389
2,338 Patrick Industries, Inc. 188,653
5,436 Quanta Services, Inc. 623,292
4,582 Raytheon Technologies
Corporation 394,327
3,707 Regal Rexnord Corporation 630,857
10,991 Southwest Airlines Company
k
470,854
9,832 Sun Country Airlines Holdings,
Inc.
k
267,922
503 Teledyne Technologies, Inc.
k
219,756
710 Tennant Company 57,538
6,477 Timken Company 448,791
17,398 Uber Technologies, Inc.
k
729,498
3,761 Union Pacific Corporation 947,509
4,459 United Parcel Service, Inc. 955,742
3,825 United Rentals, Inc.
k
1,271,009
15,933 US Ecology, Inc.
k
508,900
2,637 WESCO International, Inc.
k
347,003
Total 25,531,128
Information Technology (4.0%)
1,405 Accenture plc 582,443
2,193 Adobe, Inc.
k
1,243,563
2,245 Advanced Energy Industries, Inc. 204,430
2,104 Advanced Micro Devices, Inc.
k
302,766
6,696 Agilysys, Inc.
k
297,704
496 Akamai Technologies, Inc.
k
58,052
4,971 Alliance Data Systems Corporation 330,919
Shares Common Stock (16.2%) Value
Information Technology (4.0%) - continued
4,125 Amphenol Corporation $ 360,772
1,490 ANSYS, Inc.
k
597,669
35,645 Apple, Inc. 6,329,483
4,236 AppLovin Corporation
j,k
399,285
603 Autodesk, Inc.
k
169,558
278 Automatic Data Processing, Inc. 68,549
4,561 Axcelis Technologies, Inc.
k
340,068
4,208 BigCommerce Holdings, Inc.
k
148,837
2,492 Bill.com Holdings, Inc.
k
620,882
10,010 Block, Inc.
k
1,616,715
4,206 Broadcom, Inc. 2,798,714
257 Broadridge Financial Solutions,
Inc. 46,985
246 CACI International, Inc.
k
66,226
1,049 Cadence Design Systems, Inc.
k
195,481
9,213 Calix, Inc.
k
736,764
11,427 Ciena Corporation
k
879,536
23,158 Cisco Systems, Inc. 1,467,522
4,680 Computer Services, Inc. 248,976
2,704 Dolby Laboratories, Inc. 257,475
14,773 Dropbox, Inc.
k
362,529
522 Euronet Worldwide, Inc.
k
62,207
1,989 Fidelity National Information
Services, Inc. 217,099
837 FLEETCOR Technologies, Inc.
k
187,354
22,408 Gilat Satellite Networks, Ltd. 158,425
4,110 II-VI, Inc.
k
280,836
2,213 Intel Corporation 113,969
1,052 KLA-Tencor Corporation 452,476
13,194 Knowles Corporation
k
308,080
798 Lam Research Corporation 573,882
1,031 Littelfuse, Inc. 324,435
3,576 Lumentum Holdings, Inc.
k
378,233
5,477 Mastercard, Inc. 1,967,996
10,412 Microchip Technology, Inc. 906,469
25,207 Microsoft Corporation 8,477,618
7,260 National Instruments Corporation 317,044
1,885 NICE, Ltd. ADR
k
572,286
3,508 NortonLifeLock, Inc. 91,138
7,566 NVIDIA Corporation 2,225,236
25,541 ON Semiconductor Corporation
k
1,734,745
5,437 PayPal Holdings, Inc.
k
1,025,309
189 Pinterest, Inc.
k
6,870
8,747 QUALCOMM, Inc. 1,599,564
32,891 Sabre Corporation
k
282,534
5,061 Salesforce.com, Inc.
k
1,286,152
12,760 Samsung Electronics Company,
Ltd. 838,013
1,690 ServiceNow, Inc.
k
1,096,996
21,546 Sonos, Inc.
k
642,071
4,693 SunPower Corporation
k
97,943
561 TE Connectivity, Ltd. 90,512
26,425 Telefonaktiebolaget LM Ericsson
ADR 287,240
1,401 Teradyne, Inc. 229,106
7,659 Texas Instruments, Inc. 1,443,492
5,250 Trimble, Inc.
k
457,747
3,590 TTEC Holdings, Inc. 325,074
45,002 TTM Technologies, Inc.
k
670,530
1,018 VMware, Inc. 117,966
3,211 Western Digital Corporation
k
209,389
3,227 Workiva, Inc.
k
421,091
2,374 Ziff Davis, Inc.
k
263,182

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (16.2%) Value
Information Technology (4.0%) - continued
1,484 Zoom Video Communications, Inc.
k
$ 272,922
Total 51,745,134
Materials (0.5%)
8,439 Ashland Global Holdings, Inc. 908,543
11,169 Axalta Coating Systems, Ltd.
k
369,917
5,249 Ball Corporation 505,321
9,979 Carpenter Technology Corporation 291,287
9,256 CF Industries Holdings, Inc. 655,140
1,736 Crown Holdings, Inc. 192,036
2,841 Eastman Chemical Company 343,505
6,333 Ingevity Corporation
k
454,076
38,495 Ivanhoe Mines, Ltd.
k
314,059
2,735 LyondellBasell Industries NV 252,249
3,874 Nucor Corporation 442,217
1,560 Sherwin-Williams Company 549,370
8,661 Steel Dynamics, Inc. 537,588
5,409 UFP Technologies, Inc.
k
380,036
2,628 United States Lime & Minerals, Inc. 339,065
Total 6,534,409
Real Estate (0.6%)
4,059 Agree Realty Corporation 289,650
2,523 Alexandria Real Estate Equities,
Inc. 562,528
13,561 American Campus Communities,
Inc. 776,910
1,190 AvalonBay Communities, Inc. 300,582
3,678 Camden Property Trust 657,185
3,072 CBRE Group, Inc.
k
333,343
2,057 Colliers International Group, Inc. 305,773
217 CubeSmart 12,349
2,563 Digital Realty Trust, Inc. 453,318
8,342 Duke Realty Corporation 547,569
6,672 Essential Properties Realty Trust,
Inc. 192,354
3,150 Healthcare Realty Trust, Inc. 99,666
20,253 Host Hotels & Resorts, Inc.
k
352,200
13,430 Independence Realty Trust, Inc. 346,897
4,566 iStar, Inc. 117,940
17,968 LXP Industrial Trust 280,660
2,482 MGIC Investment Corporation 35,790
14,272 National Storage Affiliates Trust 987,622
1,633 Public Storage, Inc. 611,657
3,829 Rayonier, Inc. REIT 154,538
Total 7,418,531
Utilities (0.4%)
8,708 Alliant Energy Corporation 535,281
930 American Electric Power
Company, Inc. 82,742
17,811 CenterPoint Energy, Inc. 497,105
4,556 Duke Energy Corporation 477,924
9,170 Entergy Corporation 1,033,001
1,277 Essential Utilities, Inc. 68,562
10,685 Exelon Corporation 617,166
1,520 NextEra Energy Partners, LP 128,288
2,747 NextEra Energy, Inc. 256,460
10,697 NiSource, Inc. 295,344
2,106 NorthWestern Corporation 120,379
3,730 NRG Energy, Inc. 160,688
4,360 Portland General Electric
Company 230,731
6,628 Sempra Energy 876,752
Shares Common Stock (16.2%) Value
Utilities (0.4%) - continued
1,686 Southern Company $ 115,626
2,904 Spire, Inc. 189,399
Total 5,685,448
Total Common Stock
(cost $138,485,307) 210,314,856
Shares
Registered Investment
Companies ( 15.1% ) Value
Unaffiliated  (3.8%)
72,022 Aberdeen Asia-Pacific Income
Fund, Inc. 275,124
34,650 AllianceBernstein Global High
Income Fund, Inc. 420,304
51,059 Allspring Income Opportunities
Fund 467,700
20,404 BlackRock Core Bond Trust 336,870
21,597 BlackRock Corporate High Yield
Fund, Inc. 266,507
28,697 BlackRock Credit Allocation
Income Trust 431,890
24,965 BlackRock Enhanced Global
Dividend Trust 304,074
22,659 BlackRock Multi-Sector Income
Trust 411,034
5,400 Blackstone Strategic Credit Fund
j
72,846
5,400 Brookfield Real Assets Income
Fund, Inc. 113,994
32,423 Eaton Vance Limited Duration
Income Fund 424,741
8,410 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 89,735
9,060 First Trust High Income Long/Short
Fund 141,245
22,777 Invesco Dynamic Credit
Opportunities Fund
c
268,962
23,214 Invesco Senior Loan ETF 513,029
39,000 iShares S&P U.S. Preferred Stock
Index Fund
j
1,537,770
64,350 Nuveen Credit Strategies Income
Fund 417,632
4,750 Nuveen Preferred Income
Opportunities Fund 46,360
4,800 Nuveen Quality Preferred Income
Fund II 46,656
28,337 PGIM Global High Yield Fund, Inc. 427,605
27,034 PGIM High Yield Bond Fund, Inc. 433,896
6,527 Pimco Dynamic Income Fund 169,115
541,040 SPDR Blackstone Senior Loan ETF 24,687,655
35,322 SPDR Bloomberg High Yield Bond
ETF
j
3,834,910
214,165 SPDR Bloomberg Short Term High
Yield Bond ETF 5,814,580
1,924 SPDR S&P Biotech ETF 215,411
4,517 Tri-Continental Corporation 149,919
33,550 Vanguard Intermediate-Term
Corporate Bond ETF 3,112,098
40,325 Vanguard Short-Term Corporate
Bond ETF
j
3,276,810
17,945 Virtus Dividend, Interest &
Premium Strategy Fund 288,197
33,384 Voya Global Equity Dividend &
Premium Opportunity Fund 207,314

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares
Registered Investment
Companies (15.1%) Value
Unaffiliated  (3.8%)- continued
48,863 Western Asset High Income
Opportunity Fund, Inc. $ 254,088
Total 49,458,071
Affiliated  (11.3%)
11,248,581 Thrivent Core Emerging Markets
Debt Fund 107,986,380
3,626,025 Thrivent Core International Equity
Fund 39,523,677
Total 147,510,057
Total Registered Investment
Companies (cost $192,774,442) 196,968,128
Shares Preferred Stock ( 1.5% ) Value
Communications Services (0.1%)
35,275 AT&T, Inc., 4.750%
h
926,321
15,250 Telephone and Data Systems, Inc.,
6.000%
h
405,650
5,017 ViacomCBS, Inc., Convertible,
5.750% 251,954
Total 1,583,925
Consumer Staples (<0.1%)
5,650 CHS, Inc., 6.750%
b,h
156,731
Total 156,731
Energy (0.1%)
38,460 Crestwood Equity Partners, LP,
9.250%
h
378,446
6,975 Energy Transfer, LP, 7.600%
b,h
176,816
6,317 NuStar Logistics, LP, 6.860%
b
159,315
Total 714,577
Financials (0.7%)
10,000 Aegon Funding Corporation II,
5.100% 267,900
20,000 Allstate Corporation, 5.100%
h
542,400
15,000 Bank of America Corporation,
4.250%
h,k
380,550
7,750 Bank of America Corporation,
5.375%
h
207,855
303 Bank of America Corporation,
Convertible, 7.250%
h
437,956
19,925 Capital One Financial Corporation,
5.000%
h
532,994
12,970 Cobank ACB, 6.250%
b,h
1,309,970
21,500 Equitable Holdings, Inc., 5.250%
h
569,750
585 First Horizon Bank, 3.750%
b,f,h
511,412
12,500 First Republic Bank, 4.500%
h,k
325,000
23,000 J.P. Morgan Chase & Company,
4.200%
h
586,960
16,250 J.P. Morgan Chase & Company,
4.750%
h
428,025
12,800 J.P. Morgan Chase & Company,
5.750%
h
344,064
22,400 Morgan Stanley, 5.850%
b,h
651,616
13,084 Morgan Stanley, 7.125%
b,h
361,773
3,500 Synovus Financial Corporation,
5.875%
b,h
94,500
19,200 Truist Financial Corporation,
4.750%
h
510,528
Shares Preferred Stock (1.5%) Value
Financials (0.7%) - continued
21,000 Wells Fargo & Company, 4.250%
h,j
$ 523,320
465 Wells Fargo & Company,
Convertible, 7.50%
h
693,096
Total 9,279,669
Health Care (0.1%)
7,132 Becton, Dickinson and Company,
Convertible, 6.000%
j
376,213
5,652 Boston Scientific Corporation,
Convertible, 5.500% 648,058
207 Danaher Corporation, Convertible,
5.000%
j
359,801
Total 1,384,072
Industrials (0.1%)
457 Fluor Corporation, Convertible,
6.500%
f,h
602,509
3,632 Stanley Black & Decker, Inc.,
Convertible, 5.250%
j
396,578
Total 999,087
Real Estate (0.1%)
23,525 Public Storage, 4.125%
h
594,477
5,025 Public Storage, 4.625%
h,j
134,569
1,275 Public Storage, 4.700%
h
33,686
Total 762,732
Utilities (0.3%)
4,791 AES Corporation, Convertible,
6.875% 459,936
4,069 American Electric Power
Company, Inc., Convertible,
6.125% 203,938
2,648 American Electric Power
Company, Inc., Convertible,
6.125% 139,285
23,000 CMS Energy Corporation, 4.200%
h
575,000
4,219 Essential Utilities, Inc., Convertible,
6.000% 275,037
9,997 NextEra Energy, Inc., Convertible,
4.872% 680,696
2,421 NextEra Energy, Inc., Convertible,
5.279% 139,304
929 NiSource, Inc., Convertible,
7.750% 104,039
25,600 Southern Company, 4.950% 694,016
11,842 Southern Company, Convertible,
6.750% 636,507
Total 3,907,758
Total Preferred Stock
(cost $17,924,468) 18,788,551
Shares
Collateral Held for Securities
Loaned ( 1.3% ) Value
16,955,492 Thrivent Cash Management Trust 16,955,492
Total Collateral Held for
Securities Loaned
(cost $16,955,492) 16,955,492

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares or
Principal
Amount Short-Term Investments ( 26.3% ) Value
Federal Home Loan Bank Discount
Notes
600,000 0.041%, 1/19/2022
l,m
$ 599,997
100,000 0.040%, 1/26/2022
l,m
99,999
100,000 0.049%, 2/9/2022
l,m
99,998
1,700,000 0.030%, 2/15/2022
l,m
1,699,960
400,000 0.050%, 3/3/2022
l,m
399,967
400,000 0.040%, 3/16/2022
l,m
399,960
Thrivent Core Short-Term Reserve
Fund
33,771,025 0.200% 337,710,245
U.S. Treasury Bills
1,000,000 0.047%, 1/11/2022
l,n
999,999
1,000,000 0.037%, 1/20/2022
l
999,994
Total Short-Term Investments
(cost $342,993,321) 343,010,119
Total Investments (cost
$1,529,420,114) 123.9% $1,613,418,406
Other Assets and Liabilities, Net
(23.9%) (310,822,572)
Total Net Assets 100.0% $1,302,595,834
a The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b Denotes variable rate securities. The rate shown is as of
December 31, 2021. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
c Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
d All or a portion of the loan is unfunded.
e Denotes investments purchased on a when-issued or
delayed-delivery basis.
f Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2021, the value of these investments was $208,880,620 or
16.0% of total net assets.
g Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of
December 31, 2021.
h Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
i Denotes interest only security.  Interest only securities
represent the right to receive monthly interest payments on
an underlying pool of mortgages or assets.  The principal
shown is the outstanding par amount of the pool as of the
end of the period. The actual effective yield of the security is different than the stated coupon rate.
j All or a portion of the security is on loan.
k Non-income producing security.
l The interest rate shown reflects the yield.
m All or a portion of the security is held on deposit with the counterparty and pledged as the initial margin deposit for
open futures contracts.
n At December 31, 2021, $231,000 of investments were
segregated to cover exposure to a counterparty for margin
on open mortgage-backed security transactions.
The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Diversified Income Plus
Fund as of December 31, 2021:
Securities Lending Transactions
Long-Term Fixed Income $ 5,785,469
Common Stock 10,717,181
Total lending $16,502,650
Gross amount payable upon return of
collateral for securities loaned $16,955,492
Net amounts due to counterparty $452,842
Definitions:
ADR - American Depositary Receipt, which are certificates
for an underlying foreign security's shares held by an
issuing U.S. depository bank.
CLO - Collateralized Loan Obligation
ETF - Exchange Traded Fund
REMIC - Real Estate Mortgage Investment Conduit
REIT - Real Estate Investment Trust is a company that buys,
develops, manages and/or sells real estate assets.
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
CMT 1Y - Constant Maturity Treasury Yield 1 Year
LIBOR 1M - ICE Libor USD Rate 1 Month
LIBOR 2M - ICE Libor USD Rate 2 Month
LIBOR 3M - ICE Libor USD Rate 3 Month
SOFR30A - Secured Overnight Financing Rate 30 Year
Average
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $93,797,892
Gross unrealized depreciation (12,187,783)
Net unrealized appreciation (depreciation) $81,610,109
Cost for federal income tax purposes $1,532,578,155

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2021, in valuing Diversified Income Plus Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Bank Loans
Basic Materials 7,536,771 – 6,278,633 1,258,138
Capital Goods 18,845,878 – 16,999,429 1,846,449
Communications Services 15,727,951 – 14,872,568 855,383
Consumer Cyclical 16,714,759 – 15,916,769 797,990
Consumer Non-Cyclical 14,849,029 – 13,421,158 1,427,871
Energy 2,368,596 – 2,368,596 –
Financials 4,781,487 – 3,969,462 812,025
Technology 11,495,894 – 11,495,894 –
Transportation 6,203,458 – 6,203,458 –
Utilities 4,602,227 – 4,602,227 –
Long-Term Fixed Income
Asset-Backed Securities 40,069,765 – 40,069,765 –
Basic Materials 13,210,485 – 13,210,485 –
Capital Goods 22,428,048 – 22,428,048 –
Collateralized Mortgage Obligations 53,233,452 – 52,833,452 400,000
Commercial Mortgage-Backed Securities 2,620,468 – 2,620,468 –
Communications Services 29,176,213 – 29,176,213 –
Consumer Cyclical 42,579,034 – 42,579,034 –
Consumer Non-Cyclical 35,029,507 – 35,029,507 –
Energy 34,315,472 – 34,315,472 –
Financials 87,125,171 – 87,125,171 –
Foreign Government 180,697 – 180,697 –
Mortgage-Backed Securities 291,026,748 – 291,026,748 –
Technology 20,728,457 – 20,728,457 –
Transportation 9,530,551 – 9,530,551 –
U.S. Government & Agencies 28,421,459 – 28,421,459 –
Utilities 14,579,683 – 14,579,683 –
Common Stock
Communications Services 16,560,602 16,467,559 – 93,043
Consumer Discretionary 22,956,108 22,804,258 – 151,850
Consumer Staples 8,618,399 8,618,399 – –
Energy 6,851,733 6,851,733 – –
Financials 31,894,936 31,461,238 433,698 –
Health Care 26,518,428 26,518,428 – –
Industrials 25,531,128 25,092,911 438,217 –
Information Technology 51,745,134 50,907,121 838,013 –
Materials 6,534,409 6,220,350 314,059 –
Real Estate 7,418,531 7,418,531 – –
Utilities 5,685,448 5,685,448 – –
Registered Investment Companies
Unaffiliated 49,458,071 49,189,109 – 268,962
Preferred Stock
Communications Services 1,583,925 1,583,925 – –
Consumer Staples 156,731 156,731 – –
Energy 714,577 714,577 – –
Financials 9,279,669 7,458,287 1,821,382 –
Health Care 1,384,072 1,384,072 – –
Industrials 999,087 396,578 602,509 –
Real Estate 762,732 762,732 – –
Utilities 3,907,758 3,907,758 – –
Short-Term Investments 5,299,874 – 5,299,874 –
Subtotal Investments in Securities $1,111,242,612 $273,599,745 $829,731,156 $7,911,711
Other Investments  * Total
Affiliated Registered Investment Companies 147,510,057
Affiliated Short-Term Investments 337,710,245
Collateral Held for Securities Loaned 16,955,492
Subtotal Other Investments $502,175,794
Total Investments at Value $1,613,418,406

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Reference Description:
CBOT
-
Chicago Board of Trade
CME
-
Chicago Mercantile Exchange
EAFE
-
Europe, Australasia and Far East
ICE
-
Intercontinental Exchange
MSCI
-
Morgan Stanley Capital International
S&P
-
Standard & Poor's
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.
Other Financial Instruments Total Level 1 Level 2 Level 3
Asset Derivatives
Futures Contracts 904,369 904,369 – –
Total Asset Derivatives $904,369 $904,369 $– $–
Liability Derivatives
Futures Contracts 134,511 134,511 – –
Total Liability Derivatives $134,511 $134,511 $– $–
The following table presents Diversified Income Plus Fund's futures contracts held as of December 31, 2021. Investments and/or cash totaling
$2,445,902 were pledged as the initial margin deposit for these contracts.
Futures Contracts Description
Number of
Contracts
Long/(Short)
Expiration
Date
Notional Principal
Amount
Value and
Unrealized
CBOT 2-Yr. U.S. Treasury Note 153 March 2022 $ 33,401,011 ( $ 20,713)
CBOT U.S. Long Bond 41 March 2022 6,570,064 7,874
CME E-mini S&P 500 Index 89 March 2022 20,650,959 524,366
CME Ultra Long Term U.S. Treasury Bond 88 March 2022 17,071,122 275,878
ICE mini MSCI EAFE Index 40 March 2022 4,577,922 65,678
Ultra 10-Yr. U.S. Treasury Note 33 March 2022 4,801,864 30,573
Total Futures Long Contracts $ 87,072,942 $ 883,656
CBOT 10-Yr. U.S. Treasury Note (17) March 2022 ( $ 2,196,141) ( $ 21,828)
CBOT 5-Yr. U.S. Treasury Note (253) March 2022 (30,606,280) (789)
CME E-mini Russell 2000 Index (252) March 2022 (28,168,099) (91,181)
Total Futures Short Contracts ( $ 60,970,520) ($113,798)
Total Futures Contracts $ 26,102,422 $769,858

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2021, for Diversified Income
Plus Fund's investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.
Derivatives by risk category Statement of Assets and Liabilities Location Fair Value
Asset Derivatives
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) $ 590,044
Total Equity Contracts 590,044
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 314,325
Total Interest Rate Contracts 314,325
Total Asset Derivatives $904,369
Liability Derivatives
Interest Rate Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 43,330
Total Interest Rate Contracts 43,330
Equity Contracts
Futures* Net Assets - Distributable earnings/(accumulated loss) 91,181
Total Equity Contracts 91,181
Total Liability Derivatives $134,511
* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.  Only current day's variation margin is reported within the Statement of Assets and Liabilities.
The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2021, for
Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Realized Gains/(Losses)
recognized in Income
Interest Rate Contracts
Futures Net realized gains/(losses) on Futures contracts 1,935,886
Total Interest Rate Contracts 1,935,886
Equity Contracts
Futures Net realized gains/(losses) on Futures contracts (2,318,367)
Total Equity Contracts (2,318,367)
Foreign Exchange Contracts
Futures Net realized gains/(losses) on Futures contracts (345,779)
Total Foreign Exchange Contracts (345,779)
Total ($728,260)
The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2021, for Diversified Income Plus Fund's investments in financial derivative instruments by primary risk exposure.
Derivatives by risk category Statement of Operations Location
Change in unrealized
appreciation/(depreciation)
recognized in Income
Equity Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts 1,726,133
Total Equity Contracts 1,726,133
Interest Rate Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts 208,856
Total Interest Rate Contracts 208,856
Foreign Exchange Contracts
Futures Change in net unrealized appreciation/(depreciation) on Futures contracts (71,998)
Total Foreign Exchange Contracts (71,998)
Total $1,862,991

Diversified Income Plus Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents Diversified Income Plus Fund's average volume of derivative activity during the period ended December 31, 2021.
Derivative Risk Category Average Notional Value
Equity Contracts
Futures - Long $16,121,527
Futures - Short (28,455,787)
Interest Rate Contracts
Futures - Long 52,923,641
Futures - Short (24,455,579)
Foreign Exchange Contracts
Futures - Long 2,429,239
Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Diversified Income Plus
Fund, is as follows:
Fund
Value
12/31/2020
Gross
Purchases
Gross
Sales
Value
12/31/2021
Shares Held at
12/31/2021
% of Net
Assets
12/31/2021
Affiliated Registered Investment Companies
Core Emerging Markets Debt $55,778 $57,769 $– $107,986 11,249 8.3%
Core International Equity 66,111 1,822 32,600 39,524 3,626 3.0
Total Affiliated Registered Investment
Companies 121,889 147,510 11.3
Affiliated Short-Term Investments
Core Short-Term Reserve, 0.200% 147,425 838,059 647,773 337,710 33,771 25.9
Total Affiliated Short-Term Investments 147,425 337,710 25.9
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   8,867 202,401 194,313 16,955 16,955 1.3
Total Collateral Held for Securities Loaned 8,867 16,955 1.3
Total Value $278,181 $502,175
Fund
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions
of Realized
Capital Gains
Income Earned
1/1/2021
- 12/31/2021
Affiliated Registered Investment Companies
Core Emerging Markets Debt $– $(5,561) $– $4,189
Core International Equity 1,912 2,279 – 1,822
Affiliated Short-Term Investments
Core Short-Term Reserve, 0.200% 0 (1) – 405
Total Income/Non Income Cash from Affiliated Investments $6,416
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   – – 4 68
Total Affiliated Income from Securities Loaned, Net $68
Total $1,912 $(3,283) $4

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income ( 56.5% ) Value
Basic Materials (2.0%)
Alcoa Nederland Holding BV
$ 65,000 5.500%,  12/15/2027
a
$ 69,550
BWAY Holding Company
30,000 5.500%,  4/15/2024
a
30,275
Chemours Company
60,000 5.750%,  11/15/2028
a
62,782
Cleveland-Cliffs, Inc.
50,000 5.875%,  6/1/2027 52,062
40,000 4.625%,  3/1/2029
a
40,800
20,000 4.875%,  3/1/2031
a
20,777
Consolidated Energy Finance SA
83,000 5.625%,  10/15/2028
a
81,132
First Quantum Minerals, Ltd.
40,000 7.250%,  4/1/2023
a
40,460
25,000 7.500%,  4/1/2025
a
25,717
35,000 6.875%,  10/15/2027
a
37,669
Freeport-McMoRan, Inc.
60,000 4.125%,  3/1/2028 62,250
45,000 4.250%,  3/1/2030 47,475
35,000 4.625%,  8/1/2030 37,538
Hecla Mining Company
25,000 7.250%,  2/15/2028 26,781
Hudbay Minerals, Inc.
45,000 4.500%,  4/1/2026
a
45,000
Ingevity Corporation
85,000 3.875%,  11/1/2028
a
82,769
Mercer International, Inc.
45,000 5.125%,  2/1/2029 45,962
Novelis Corporation
35,000 3.250%,  11/15/2026
a
35,306
20,000 4.750%,  1/30/2030
a
21,025
15,000 3.875%,  8/15/2031
a
14,906
OCI NV
35,000 4.625%,  10/15/2025
a
36,313
Olin Corporation
55,000 5.125%,  9/15/2027 56,444
25,000 5.625%,  8/1/2029 27,074
SCIH Salt Holdings, Inc.
40,000 4.875%,  5/1/2028
a
38,400
SCIL USA Holdings, LLC
63,000 5.375%,  11/1/2026
a
64,654
SPCM SA
50,000 3.375%,  3/15/2030
a
48,125
SunCoke Energy, Inc.
56,000 4.875%,  6/30/2029
a
55,720
Unifrax Escrow Issuer Corporation
44,000 5.250%,  9/30/2028
a
44,473
United States Steel Corporation
80,000 6.875%,  3/1/2029 86,100
Venator Finance SARL
50,000 5.750%,  7/15/2025
a
48,000
Total 1,385,539
Capital Goods (3.4%)
AECOM
85,000 5.125%,  3/15/2027 92,594
Amsted Industries, Inc.
40,000 5.625%,  7/1/2027
a
41,600
15,000 4.625%,  5/15/2030
a
15,375
Principal
Amount Long-Term Fixed Income (56.5%) Value
Capital Goods (3.4%) - continued
Ardagh Packaging Finance plc
$ 50,000 5.250%,  8/15/2027
a
$ 50,313
Bombardier, Inc.
30,000 7.125%,  6/15/2026
a
31,122
40,000 7.875%,  4/15/2027
a
41,484
40,000 6.000%,  2/15/2028
a
40,121
Brand Industrial Services, Inc.
35,000 8.500%,  7/15/2025
a
34,968
Builders FirstSource , Inc.
25,000 5.000%,  3/1/2030
a
26,822
BWAY Holding Company
70,000 7.250%,  4/15/2025
a
70,177
Chart Industries, Inc., Convertible
8,000 1.000%,  11/15/2024
a
21,955
Coinbase Global, Inc.
26,000 3.375%,  10/1/2028
a
24,278
Cornerstone Building Brands, Inc.
60,000 6.125%,  1/15/2029
a
64,131
Covanta Holding Corporation
31,000 5.000%,  9/1/2030 31,620
Covert Mergeco , Inc.
21,000 4.875%,  12/1/2029
a
21,315
CP Atlas Buyer, Inc.
40,000 7.000%,  12/1/2028
a
39,800
Crown Cork & Seal Company, Inc.
100,000 7.375%,  12/15/2026 120,625
General Electric Company
220,000
3.533%,  (LIBOR 3M +
3.330%), 3/15/2022
b,c
217,800
GFL Environmental, Inc.
32,000 4.000%,  8/1/2028
a
31,360
60,000 3.500%,  9/1/2028
a
59,100
H&E Equipment Services, Inc.
84,000 3.875%,  12/15/2028
a
83,370
Howard Midstream Energy
Partners, LLC
54,000 6.750%,  1/15/2027
a
55,334
Howmet Aerospace, Inc.
2,000 6.875%,  5/1/2025 2,299
44,000 3.000%,  1/15/2029 44,059
JELD-WEN, Inc.
30,000 4.625%,  12/15/2025
a
30,225
35,000 4.875%,  12/15/2027
a
35,915
KBR, Inc., Convertible
31,000 2.500%,  11/1/2023 58,949
Meritor, Inc.
35,000 4.500%,  12/15/2028
a
35,088
Nesco Holdings II, Inc.
30,000 5.500%,  4/15/2029
a
30,975
New Enterprise Stone and Lime
Company, Inc.
64,000 5.250%,  7/15/2028
a
64,896
OI European Group BV
56,000 4.750%,  2/15/2030
a
56,755
Owens-Brockway Glass Container,
Inc.
45,000 5.875%,  8/15/2023
a
47,138
Pactiv Evergreen Group
40,000 4.375%,  10/15/2028
a
39,700

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Capital Goods (3.4%) - continued
Patrick Industries, Inc., Convertible
$ 13,000 1.000%,  2/1/2023 $ 14,414
PGT Innovations, Inc.
50,000 4.375%,  10/1/2029
a
50,250
SRM Escrow Issuer, LLC
80,000 6.000%,  11/1/2028
a
85,404
Standard Industries, Inc.
70,000 4.375%,  7/15/2030
a
71,435
Sunpower Corporation,
Convertible
9,000 4.000%,  1/15/2023 10,409
Titan Acquisition, Ltd.
30,000 7.750%,  4/15/2026
a
30,450
TransDigm , Inc.
25,000 6.250%,  3/15/2026
a
25,984
175,000 5.500%,  11/15/2027 180,250
United Rentals North America, Inc.
70,000 4.875%,  1/15/2028 73,561
30,000 4.000%,  7/15/2030 30,825
Vertiv Group Corporation
19,000 4.125%,  11/15/2028
a
19,190
Victors Merger Corporation
30,000 6.375%,  5/15/2029
a
28,200
Waste Pro USA, Inc.
15,000 5.500%,  2/15/2026
a
14,925
WESCO Distribution, Inc.
65,000 7.250%,  6/15/2028
a
71,256
Total 2,367,816
Collateralized Mortgage Obligations (0.1%)
GMACM Mortgage Loan Trust
16,072
3.734%,  11/19/2035, Ser.
2005-AR6, Class 1A1
b
16,380
Residential Accredit Loans, Inc.
Trust
50,609
6.000%,  1/25/2037, Ser.
2007-QS1, Class 1A1 49,234
Total 65,614
Communications Services (4.0%)
Altice France SA
60,000 5.125%,  7/15/2029
a
58,527
120,000 5.500%,  10/15/2029
a
118,200
Cable One, Inc., Convertible
63,000 1.125%,  3/15/2028
a
62,359
CCO Holdings, LLC
32,000 5.500%,  5/1/2026
a
32,967
10,000 5.125%,  5/1/2027
a
10,300
30,000 4.750%,  3/1/2030
a
31,200
115,000 4.500%,  8/15/2030
a
117,667
55,000 4.250%,  1/15/2034
a
54,111
Cengage Learning, Inc.
39,000 9.500%,  6/15/2024
a
39,244
Clear Channel Worldwide
Holdings, Inc.
65,000 7.750%,  4/15/2028
a
69,550
Consolidated Communications,
Inc.
30,000 5.000%,  10/1/2028
a
30,300
Principal
Amount Long-Term Fixed Income (56.5%) Value
Communications Services (4.0%) - continued
CSC Holdings, LLC
$ 80,000 5.375%,  2/1/2028
a
$ 82,830
61,000 4.125%,  12/1/2030
a
59,551
Cumulus Media New Holdings,
Inc.
45,000 6.750%,  7/1/2026
a
46,687
DIRECTV Holdings, LLC
65,000 5.875%,  8/15/2027
a
66,541
DISH DBS Corporation
44,000 5.250%,  12/1/2026
a
44,695
45,000 7.375%,  7/1/2028 45,562
33,000 5.750%,  12/1/2028
a
33,330
Entercom Media Corporation
74,000 6.500%,  5/1/2027
a
73,201
Front Range BidCo , Inc.
31,000 4.000%,  3/1/2027
a
30,559
Frontier Communications
Holdings, LLC
57,000 5.875%,  10/15/2027
a
60,277
GCI, LLC
45,000 4.750%,  10/15/2028
a
46,181
Gray Escrow II, Inc.
100,000 5.375%,  11/15/2031
a
102,875
Gray Television, Inc.
50,000 4.750%,  10/15/2030
a
49,687
Hughes Satellite Systems
Corporation
20,000 6.625%,  8/1/2026 22,385
iHeartCommunications , Inc.
45,000 4.750%,  1/15/2028
a
45,635
LCPR Senior Secured Financing
DAC
40,000 6.750%,  10/15/2027
a
42,000
Level 3 Financing, Inc.
65,000 4.625%,  9/15/2027
a
66,300
70,000 4.250%,  7/1/2028
a
69,300
Netflix, Inc.
70,000 4.875%,  4/15/2028 79,800
Nexstar Escrow Corporation
85,000 5.625%,  7/15/2027
a
89,600
Radiate Holdco, LLC
35,000 6.500%,  9/15/2028
a
35,159
Scripps Escrow II, Inc.
20,000 5.375%,  1/15/2031
a
20,325
Scripps Escrow, Inc.
35,000 5.875%,  7/15/2027
a
36,770
Sinclair Television Group, Inc.
70,000 5.500%,  3/1/2030
a
67,900
Sirius XM Radio, Inc.
45,000 5.000%,  8/1/2027
a
46,770
25,000 4.000%,  7/15/2028
a
25,140
30,000 4.125%,  7/1/2030
a
30,000
Sprint Capital Corporation
63,000 6.875%,  11/15/2028 79,695
10,000 8.750%,  3/15/2032 15,000
Sprint Corporation
155,000 7.625%,  2/15/2025 178,250
Telesat Canada
20,000 4.875%,  6/1/2027
a
17,660
10,000 6.500%,  10/15/2027
a
7,760

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Communications Services (4.0%) - continued
Terrier Media Buyer, Inc.
$ 35,000 8.875%,  12/15/2027
a
$ 37,827
T-Mobile USA, Inc.
70,000 2.875%,  2/15/2031 69,132
United States Cellular Corporation
35,000 6.700%,  12/15/2033 42,299
Uniti Fiber Holdings, Inc.,
Convertible
9,000 4.000%,  6/15/2024
a
12,212
Uniti Group, LP
15,000 4.750%,  4/15/2028
a
14,876
ViacomCBS , Inc.
44,000 5.875%,  2/28/2057
b
43,876
Viasat , Inc.
25,000 6.500%,  7/15/2028
a
25,063
Vodafone Group plc
88,000 7.000%,  4/4/2079
b
106,434
VTR Finance NV
40,000 6.375%,  7/15/2028
a
41,600
Ziggo BV
75,000 5.500%,  1/15/2027
a
77,063
20,000 4.875%,  1/15/2030
a
20,512
Total 2,832,744
Consumer Cyclical (5.9%)
1011778 B.C., ULC
70,000 4.375%,  1/15/2028
a
71,400
Allen Media, LLC
45,000 10.500%,  2/15/2028
a
46,949
Allied Universal Holdco, LLC
25,000 6.625%,  7/15/2026
a
26,230
85,000 4.625%,  6/1/2028
a
84,947
35,000 6.000%,  6/1/2029
a
34,037
Allison Transmission, Inc.
60,000 4.750%,  10/1/2027
a
62,490
20,000 3.750%,  1/30/2031
a
19,500
American Axle & Manufacturing,
Inc.
70,000 6.500%,  4/1/2027 72,712
Arko Corporation
32,000 5.125%,  11/15/2029
a
30,920
Ashton Woods USA, LLC
30,000 4.625%,  8/1/2029
a
29,625
Bloomin ' Brands, Inc., Convertible
9,000 5.000%,  5/1/2025 17,454
Boyd Gaming Corporation
50,000 4.750%,  6/15/2031
a
51,000
Boyne USA, Inc.
40,000 4.750%,  5/15/2029
a
41,200
Brookfield Residential Properties,
Inc.
40,000 6.250%,  9/15/2027
a
41,752
65,000 5.000%,  6/15/2029
a
65,045
Burlington Stores, Inc., Convertible
29,000 2.250%,  4/15/2025 43,083
Caesars Entertainment, Inc.
71,000 6.250%,  7/1/2025
a
74,523
45,000 8.125%,  7/1/2027
a
49,835
50,000 4.625%,  10/15/2029
a
50,000
Principal
Amount Long-Term Fixed Income (56.5%) Value
Consumer Cyclical (5.9%) - continued
Carnival Corporation
$ 58,000 7.625%,  3/1/2026
a
$ 60,798
75,000 5.750%,  3/1/2027
a
75,000
45,000 4.000%,  8/1/2028
a
44,662
60,000 6.000%,  5/1/2029
a
59,700
Cedar Fair, LP
24,000 5.375%,  4/15/2027 24,600
70,000 5.250%,  7/15/2029 71,750
Churchill Downs, Inc.
25,000 4.750%,  1/15/2028
a
25,875
Cinemark USA, Inc.
20,000 5.875%,  3/15/2026
a
20,250
Clarios Global, LP
15,000 8.500%,  5/15/2027
a
15,900
Dana, Inc.
55,000 5.625%,  6/15/2028 58,437
Dick's Sporting Goods, Inc.,
Convertible
11,000 3.250%,  4/15/2025 38,871
Empire Communities Corporation
50,000 7.000%,  12/15/2025
a
51,750
Expedia Group, Inc., Convertible
21,000 Zero Coupon,  2/15/2026
a
24,160
Ford Motor Company
30,000 3.250%,  2/12/2032 30,720
Ford Motor Company, Convertible
71,000 Zero Coupon,  3/15/2026
a
97,669
Ford Motor Credit Company, LLC
105,000 4.063%,  11/1/2024 110,478
75,000 4.134%,  8/4/2025 79,594
75,000 2.700%,  8/10/2026 75,656
Forestar Group, Inc.
40,000 3.850%,  5/15/2026
a
40,100
Gap, Inc.
15,000 3.625%,  10/1/2029
a
14,836
General Motors Financial
Company, Inc.
50,000 5.700%,  9/30/2030
b,c
57,000
Golden Nugget, Inc.
30,000 6.750%,  10/15/2024
a
30,000
Goodyear Tire & Rubber Company
40,000 5.000%,  7/15/2029
a
42,968
20,000 5.250%,  7/15/2031
a
21,714
Guitar Center Escrow Issuer II, Inc.
15,000 8.500%,  1/15/2026
a
16,095
Hanesbrands, Inc.
43,000 4.875%,  5/15/2026
a
45,956
Herc Holdings, Inc.
45,000 5.500%,  7/15/2027
a
46,800
Hilton Domestic Operating
Company, Inc.
30,000 4.875%,  1/15/2030 32,062
Hilton Grand Vacations Borrower
Escrow, LLC
60,000 5.000%,  6/1/2029
a
61,500
Hilton Worldwide Finance, LLC
70,000 4.875%,  4/1/2027 72,100
International Game Technology plc
55,000 5.250%,  1/15/2029
a
58,275
KB Home
45,000 4.800%,  11/15/2029 49,118

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Consumer Cyclical (5.9%) - continued
L Brands, Inc.
$ 95,000 6.625%,  10/1/2030
a
$ 107,588
10,000 6.875%,  11/1/2035 12,425
Macy's Retail Holdings, LLC
40,000 5.875%,  4/1/2029
a
42,650
Magic MergerCo , Inc.
75,000 5.250%,  5/1/2028
a
75,033
Mattamy Group Corporation
70,000 5.250%,  12/15/2027
a
73,623
MGM Resorts International
15,000 6.000%,  3/15/2023 15,675
65,000 5.500%,  4/15/2027 69,225
Penn National Gaming, Inc.
55,000 4.125%,  7/1/2029
a
53,350
PetSmart, Inc.
65,000 4.750%,  2/15/2028
a
66,706
50,000 7.750%,  2/15/2029
a
54,313
Prime Security Services Borrower,
LLC
140,000 5.750%,  4/15/2026
a
150,314
Real Hero Merger Sub 2, Inc.
35,000 6.250%,  2/1/2029
a
34,945
Realogy Group, LLC
55,000 5.750%,  1/15/2029
a
56,375
Rite Aid Corporation
50,000 7.500%,  7/1/2025
a
51,400
Royal Caribbean Cruises, Ltd.
75,000 9.125%,  6/15/2023
a
79,313
70,000 4.250%,  7/1/2026
a
67,802
30,000 5.500%,  4/1/2028
a
30,347
Scientific Games International, Inc.
65,000 7.250%,  11/15/2029
a
72,475
SeaWorld Parks and
Entertainment, Inc.
53,000 5.250%,  8/15/2029
a
53,968
Service Properties Trust
16,000 7.500%,  9/15/2025 17,335
Six Flags Theme Parks, Inc.
35,000 7.000%,  7/1/2025
a
37,378
Staples, Inc.
75,000 7.500%,  4/15/2026
a
77,063
Station Casinos, LLC
39,000 4.625%,  12/1/2031
a
39,320
Tenneco, Inc.
55,000 5.000%,  7/15/2026
d
52,869
TripAdvisor, Inc., Convertible
8,000 0.250%,  4/1/2026
a
7,020
Uber Technologies, Inc.
35,000 6.250%,  1/15/2028
a,d
37,573
Vail Resorts, Inc., Convertible
11,000 Zero Coupon,  1/1/2026 11,724
Wabash National Corporation
51,000 4.500%,  10/15/2028
a
51,510
Wyndham Destinations, Inc.
45,000 6.625%,  7/31/2026
a
49,898
Wyndham Hotels & Resorts, Inc.
30,000 4.375%,  8/15/2028
a
30,900
Yum! Brands, Inc.
75,000 4.750%,  1/15/2030
a
81,188
Principal
Amount Long-Term Fixed Income (56.5%) Value
Consumer Cyclical (5.9%) - continued
ZF North America Capital, Inc.
$ 35,000 4.750%,  4/29/2025
a
$ 37,538
Total 4,165,939
Consumer Non-Cyclical (4.0%)
Albertson's Companies, Inc.
69,000 3.500%,  3/15/2029
a
69,135
25,000 4.875%,  2/15/2030
a
26,993
Bausch Health Companies, Inc.
60,000 5.000%,  1/30/2028
a
55,200
105,000 5.000%,  2/15/2029
a
92,662
Centene Corporation
85,000 4.250%,  12/15/2027 88,612
85,000 4.625%,  12/15/2029 91,669
10,000 3.000%,  10/15/2030 10,165
Central Garden & Pet Company
65,000 4.125%,  10/15/2030 65,569
Community Health Systems, Inc.
30,000 5.625%,  3/15/2027
a
31,750
20,000 6.000%,  1/15/2029
a
21,325
75,000 6.875%,  4/15/2029
a
76,406
Coty, Inc.
40,000 5.000%,  4/15/2026
a
41,201
DaVita, Inc.
75,000 4.625%,  6/1/2030
a
76,781
Edgewell Personal Care Company
45,000 5.500%,  6/1/2028
a
47,765
Encompass Health Corporation
75,000 4.500%,  2/1/2028 77,156
Endo Finance, LLC
20,000 9.500%,  7/31/2027
a
20,358
Energizer Holdings, Inc.
15,000 4.750%,  6/15/2028
a
15,319
40,000 4.375%,  3/31/2029
a
39,038
H. J. Heinz Company
10,000 5.200%,  7/15/2045 12,715
HCA, Inc.
150,000 5.375%,  2/1/2025 164,850
40,000 5.875%,  2/1/2029 47,662
HFC Prestige Products, Inc.
64,000 4.750%,  1/15/2029
a
65,040
HLF Financing SARL, LLC
82,000 4.875%,  6/1/2029
a
80,458
Ionis Pharmaceuticals, Inc.,
Convertible
4,000 0.125%,  12/15/2024 3,575
Jazz Investments I, Ltd.,
Convertible
35,000 2.000%,  6/15/2026 39,506
JBS USA Food Company
20,000 5.750%,  1/15/2028
a
20,850
JBS USA, LLC
95,000 6.500%,  4/15/2029
a
104,501
Kraft Foods Group, Inc.
19,000 5.000%,  6/4/2042 23,635
Kraft Heinz Foods Company
65,000 3.750%,  4/1/2030 70,163
Mattel, Inc.
55,000 3.375%,  4/1/2026
a
56,404

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Consumer Non-Cyclical (4.0%) - continued
Molina Healthcare, Inc.
$ 65,000 4.375%,  6/15/2028
a
$ 66,950
Mozart Debt Merger Sub, Inc.
66,000 3.875%,  4/1/2029
a
65,767
64,000 5.250%,  10/1/2029
a
64,873
MPH Acquisition Holdings, LLC
32,000 5.750%,  11/1/2028
a,d
30,432
Ortho-Clinical Diagnostics, Inc.
35,000 7.250%,  2/1/2028
a
37,625
Par Pharmaceutical, Inc.
50,000 7.500%,  4/1/2027
a
51,097
Pilgrim's Pride Corporation
41,000 3.500%,  3/1/2032
a
41,410
Post Holdings, Inc.
20,000 5.500%,  12/15/2029
a
21,013
QBE Insurance Group, Ltd.
44,000 5.875%,  5/12/2025
a,b,c
47,520
Scotts Miracle- Gro Company
60,000 4.500%,  10/15/2029 62,550
SEG Holding, LLC
70,000 5.625%,  10/15/2028
a
73,325
Simmons Foods, Inc.
55,000 4.625%,  3/1/2029
a
54,175
Spectrum Brands, Inc.
45,000 5.000%,  10/1/2029
a
47,194
10,000 5.500%,  7/15/2030
a
10,725
Syneos Health, Inc.
50,000 3.625%,  1/15/2029
a
49,375
Teleflex, Inc.
50,000 4.250%,  6/1/2028
a
51,510
Tenet Healthcare Corporation
12,000 4.625%,  7/15/2024 12,150
155,000 5.125%,  11/1/2027
a
161,394
15,000 6.125%,  10/1/2028
a
15,843
Teva Pharmaceutical Finance
Netherlands III BV
55,000 3.150%,  10/1/2026 51,700
TreeHouse Foods, Inc.
26,000 4.000%,  9/1/2028 24,960
United Natural Foods, Inc.
45,000 6.750%,  10/15/2028
a
48,186
VRX Escrow Corporation
62,000 6.125%,  4/15/2025
a
63,151
Winnebago Industries, Inc.,
Convertible
26,000 1.500%,  4/1/2025 34,682
Total 2,824,070
Energy (5.3%)
Antero Resources Corporation
65,000 5.375%,  3/1/2030
a
69,485
Apache Corporation
30,000 4.875%,  11/15/2027 32,700
55,000 4.375%,  10/15/2028 59,839
10,000 5.100%,  9/1/2040 11,300
Archrock Partners, LP
65,000 6.250%,  4/1/2028
a
67,777
BP Capital Markets plc
104,000 4.875%,  3/22/2030
b,c
112,320
Principal
Amount Long-Term Fixed Income (56.5%) Value
Energy (5.3%) - continued
Buckeye Partners, LP
$ 65,000 3.950%,  12/1/2026 $ 66,249
Cheniere Energy Partners, LP
30,000 4.500%,  10/1/2029 31,800
18,000 3.250%,  1/31/2032
a
18,180
Cheniere Energy, Inc.
20,000 4.625%,  10/15/2028 21,274
Cheniere Energy, Inc., Convertible
5,000 4.250%,  3/15/2045 4,208
CNX Resources Corporation
40,000 6.000%,  1/15/2029
a
41,600
CNX Resources Corporation,
Convertible
25,000 2.250%,  5/1/2026 32,675
Comstock Resources, Inc.
20,000 6.750%,  3/1/2029
a
21,692
30,000 5.875%,  1/15/2030
a
30,750
Continental Resources, Inc.
20,000 4.375%,  1/15/2028 21,621
35,000 5.750%,  1/15/2031
a
41,217
CQP Holdco, LP
41,000 5.500%,  6/15/2031
a
42,794
DT Midstream, Inc.
60,000 4.125%,  6/15/2029
a
61,425
10,000 4.375%,  6/15/2031
a
10,400
Enbridge, Inc.
187,000 6.250%,  3/1/2078
b
202,967
52,000 5.750%,  7/15/2080
b
57,720
Endeavor Energy Resources, LP
45,000 5.750%,  1/30/2028
a
47,965
Energean Israel Finance, Ltd.
45,000 4.500%,  3/30/2024
a
45,225
EnLink Midstream Partners, LP
65,000 4.850%,  7/15/2026 68,412
Enterprise Products Operating,
LLC
75,000 4.875%,  8/16/2077
b
70,308
EQM Midstream Partners, LP
80,000 6.500%,  7/1/2027
a
89,600
EQT Corporation
10,000 3.125%,  5/15/2026
a
10,265
48,000 3.900%,  10/1/2027 51,481
EQT Corporation, Convertible
28,000 1.750%,  5/1/2026 46,662
Genesis Energy, LP
10,000 6.500%,  10/1/2025 9,875
35,000 8.000%,  1/15/2027 36,070
Harvest Midstream, LP
65,000 7.500%,  9/1/2028
a
69,550
Hess Midstream Operations, LP
40,000 5.625%,  2/15/2026
a
41,200
Hilcorp Energy I, LP
55,000 5.750%,  2/1/2029
a
56,690
ITT Holdings, LLC
55,000 6.500%,  8/1/2029
a
54,450
Laredo Petroleum, Inc.
85,000 7.750%,  7/31/2029
a
82,875
MPLX, LP
140,000 6.875%,  2/15/2023
b,c
140,350

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Energy (5.3%) - continued
Murphy Oil Corporation
$ 40,000 5.875%,  12/1/2027 $ 41,299
Nabors Industries, Ltd.
55,000 7.250%,  1/15/2026
a
50,875
Newfield Exploration Company
20,000 5.625%,  7/1/2024 22,016
NGL Energy Operating, LLC
45,000 7.500%,  2/1/2026
a
46,408
NGL Energy Partners, LP
20,000 7.500%,  11/1/2023 19,700
NuStar Logistics, LP
50,000 5.750%,  10/1/2025 53,806
Oasis Petroleum, Inc.
45,000 6.375%,  6/1/2026
a
47,137
Occidental Petroleum Corporation
105,000 3.400%,  4/15/2026 107,696
25,000 8.500%,  7/15/2027 31,187
110,000 3.500%,  8/15/2029 113,003
20,000 6.450%,  9/15/2036 25,500
35,000 4.400%,  4/15/2046 35,875
Ovintiv , Inc.
50,000 7.375%,  11/1/2031 65,176
10,000 6.625%,  8/15/2037 13,091
PBF Holding Company, LLC
25,000 9.250%,  5/15/2025
a
23,781
Pioneer Natural Resources
Company, Convertible
7,000 0.250%,  5/15/2025 12,473
Plains All American Pipeline, LP
60,000 6.125%,  11/15/2022
b,c
50,925
Precision Drilling Corporation
50,000 6.875%,  1/15/2029
a
50,961
SM Energy Company
20,000 6.500%,  7/15/2028 20,700
Southwestern Energy Company
25,000 5.375%,  2/1/2029 26,437
25,000 4.750%,  2/1/2032 26,328
Summit Midstream Holdings, LLC
46,000 8.500%,  10/15/2026
a
47,929
Sunoco, LP
40,000 6.000%,  4/15/2027 41,716
10,000 5.875%,  3/15/2028 10,575
35,000 4.500%,  4/30/2030
a
35,872
Tallgrass Energy Finance
Corporation
85,000 5.500%,  1/15/2028
a
84,256
Targa Resources Partners, LP
10,000 5.375%,  2/1/2027 10,306
50,000 5.000%,  1/15/2028 52,685
20,000 4.875%,  2/1/2031 21,719
Teine Energy, Ltd.
30,000 6.875%,  4/15/2029
a
30,450
TransCanada Trust
165,000 5.300%,  3/15/2077
b
170,569
Transocean Proteus, Ltd.
10,000 6.250%,  12/1/2024
a
9,850
Transocean, Inc.
45,000 11.500%,  1/30/2027
a
44,100
USA Compression Partners, LP
20,000 6.875%,  4/1/2026 20,800
Principal
Amount Long-Term Fixed Income (56.5%) Value
Energy (5.3%) - continued
Venture Global Calcasieu Pass,
LLC
$ 45,000 3.875%,  8/15/2029
a
$ 46,688
25,000 4.125%,  8/15/2031
a
26,500
Vine Energy Holdings, LLC
40,000 6.750%,  4/15/2029
a
43,400
W&T Offshore, Inc.
19,000 9.750%,  11/1/2023
a
18,145
Weatherford International, Ltd.
51,000 8.625%,  4/30/2030
a
52,946
Western Midstream Operating, LP
85,000 3.950%,  6/1/2025 89,075
10,000 5.500%,  8/15/2048 11,945
Total 3,734,871
Financials (17.8%)
Air Lease Corporation
218,000 4.650%,  6/15/2026
b,c
225,902
Aircastle , Ltd.
135,000 5.250%,  6/15/2026
a,b,c
137,700
Alliant Holdings Intermediate, LLC
26,000 6.750%,  10/15/2027
a
26,975
Ally Financial, Inc.
55,000 5.750%,  11/20/2025 62,031
176,000 4.700%,  5/15/2026
b,c
182,600
85,000 4.700%,  5/15/2028
b,c
87,618
Altice Financing SA
15,000 5.750%,  8/15/2029
a
14,850
American Express Company
110,000 3.550%,  9/15/2026
b,c
110,192
American Finance Trust, Inc.
38,000 4.500%,  9/30/2028
a
38,280
AmWINS Group, Inc.
30,000 4.875%,  6/30/2029
a
30,300
Ares Capital Corporation,
Convertible
15,000 4.625%,  3/1/2024 17,157
BAC Capital Trust XIV
90,000
4.000%,  (LIBOR 3M +
0.400%), 1/19/2022
b,c
89,592
Banco Santander SA
120,000 4.750%,  11/12/2026
b,c
119,915
Bank of America Corporation
284,000 6.250%,  9/5/2024
b,c
305,655
110,000 6.100%,  3/17/2025
b,c
119,212
60,000 6.300%,  3/10/2026
b,c
67,500
142,000 5.875%,  3/15/2028
b,c
157,975
Bank of New York Mellon
Corporation
22,000 4.700%,  9/20/2025
b,c
23,468
Bank of Nova Scotia
254,000 4.900%,  6/4/2025
b,c
272,177
Barclays plc
105,000 8.000%,  6/15/2024
b,c
116,054
75,000 4.375%,  3/15/2028
b,c
73,462
BNP Paribas SA
115,000 6.625%,  3/25/2024
a,b,c
123,774
CANPACK SA
60,000 3.125%,  11/1/2025
a
60,000

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Financials (17.8%) - continued
Capital One Financial Corporation
$ 50,000 3.950%,  9/1/2026
b,c
$ 50,250
Cascades USA, Inc.
40,000 5.125%,  1/15/2026
a
41,600
Charles Schwab Corporation
191,000 5.375%,  6/1/2025
b,c
208,190
176,000 4.000%,  6/1/2026
b,c
179,520
160,000 4.000%,  12/1/2030
b,c
161,600
Chobani , LLC
88,000 4.625%,  11/15/2028
a
90,416
Citigroup, Inc.
100,000 5.950%,  1/30/2023
b,c
103,000
60,000 5.000%,  9/12/2024
b,c
61,800
200,000 5.950%,  5/15/2025
b,c
214,000
60,000 4.000%,  12/10/2025
b,c
60,450
255,000 3.875%,  2/18/2026
b,c
255,000
140,000 4.150%,  11/15/2026
b,c
142,275
Citizens Financial Group, Inc.
110,000 4.000%,  10/6/2026
b,c
110,000
Coinbase Global, Inc.
26,000 3.625%,  10/1/2031
a
23,920
Coinbase Global, Inc., Convertible
16,000 0.500%,  6/1/2026
a
17,128
Comerica, Inc.
22,000 5.625%,  7/1/2025
b,c
23,980
Credit Acceptance Corporation
65,000 5.125%,  12/31/2024
a
66,625
Credit Agricole SA
52,000 6.875%,  9/23/2024
a,b,c
56,745
44,000 8.125%,  12/23/2025
a,b,c
52,107
Credit Suisse Group AG
55,000 7.500%,  12/11/2023
a,b,c
59,400
55,000 7.250%,  9/12/2025
a,b,c
60,438
Dai-ichi Life Insurance Company,
Ltd.
275,000 5.100%,  10/28/2024
a,b,c,d
295,969
Deutsche Bank AG
275,000 6.000%,  10/30/2025
b,c
285,656
Diversified Healthcare Trust
30,000 4.375%,  3/1/2031 28,812
Drawbridge Special Opportunities
Fund, LP
75,000 3.875%,  2/15/2026
a
76,393
Euronet Worldwide, Inc.,
Convertible
8,000 0.750%,  3/15/2049 8,640
Fifth Third Bancorp
105,000 4.500%,  9/30/2025
b,c
111,169
Fortress Transportation and
Infrastructure Investors, LLC
20,000 6.500%,  10/1/2025
a
20,675
25,000 5.500%,  5/1/2028
a
25,477
FTI Consulting, Inc., Convertible
21,000 2.000%,  8/15/2023 32,508
Global Net Lease, Inc.
60,000 3.750%,  12/15/2027
a
58,597
Goldman Sachs Group, Inc.
260,000 5.500%,  8/10/2024
b,c
274,300
140,000 4.400%,  2/10/2025
b,c
140,910
145,000 3.650%,  8/10/2026
b,c
143,550
130,000 4.125%,  11/10/2026
b,c
132,137
Principal
Amount Long-Term Fixed Income (56.5%) Value
Financials (17.8%) - continued
Hartford Financial Services Group,
Inc.
$ 120,000
2.281%,  (LIBOR 3M +
2.125%), 2/12/2047
a,b
$ 114,327
HSBC Holdings plc
46,000 6.375%,  3/30/2025
b,c
49,647
101,000 6.500%,  3/23/2028
b,c
111,249
110,000 4.600%,  12/17/2030
b,c
109,910
140,000 6.500%,  9/15/2037 193,697
HUB International, Ltd.
34,000 5.625%,  12/1/2029
a
35,027
Huntington Bancshares, Inc.
130,000 4.450%,  10/15/2027
b,c
137,312
Icahn Enterprises, LP
40,000 6.375%,  12/15/2025 40,700
25,000 6.250%,  5/15/2026 26,031
50,000 5.250%,  5/15/2027 51,421
Iron Mountain, Inc.
50,000 4.875%,  9/15/2027
a
51,849
iStar , Inc.
60,000 4.250%,  8/1/2025 61,350
iStar , Inc., Convertible
18,000 3.125%,  9/15/2022 33,806
J.P. Morgan Chase & Company
145,000
3.451%,  (LIBOR 3M +
3.320%), 4/1/2022
b,c
145,538
115,000 5.150%,  5/1/2023
b,c
117,814
50,000 6.000%,  8/1/2023
b,c
52,125
44,000 6.750%,  2/1/2024
b,c
47,691
320,000 5.000%,  8/1/2024
b,c
328,800
100,000 3.650%,  6/1/2026
b,c
99,750
J.P. Morgan Chase Capital XXIII
100,000
1.156%,  (LIBOR 3M +
1.000%), 5/15/2047
b
84,060
Jefferies Finance, LLC
65,000 5.000%,  8/15/2028
a
66,625
KKR Real Estate Finance Trust,
Inc., Convertible
6,000 6.125%,  5/15/2023 6,331
Lincoln National Corporation
100,000
2.515%,  (LIBOR 3M +
2.358%), 2/17/2022
b
88,750
Lloyds Banking Group plc
42,000 7.500%,  6/27/2024
b,c
46,436
LPL Holdings, Inc.
45,000 4.000%,  3/15/2029
a
46,069
M&T Bank Corporation
117,000 3.500%,  9/1/2026
b,c
114,637
MetLife, Inc.
140,000 3.850%,  9/15/2025
b,c
142,800
200,000 5.875%,  3/15/2028
b,c
224,606
MGM Growth Properties Operating
Partnership, LP
40,000 4.625%,  6/15/2025
a
42,644
50,000 4.500%,  9/1/2026 53,750
MPT Operating Partnership, LP
47,000 4.625%,  8/1/2029 49,585
NatWest Group plc
110,000 4.600%,  6/28/2031
b,c
107,800
Navient Corporation
45,000 5.500%,  1/25/2023 46,868

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Financials (17.8%) - continued
$ 15,000 5.000%,  3/15/2027 $ 15,298
NFP Corporation
30,000 6.875%,  8/15/2028
a
30,077
Nippon Life Insurance Company
205,000 2.900%,  9/16/2051
a,b
202,722
260,000 5.100%,  10/16/2044
a,b
279,825
129,000 3.400%,  1/23/2050
a,b
133,193
OneMain Finance Corporation
40,000 6.875%,  3/15/2025 44,500
40,000 7.125%,  3/15/2026 45,600
20,000 3.500%,  1/15/2027 19,775
35,000 6.625%,  1/15/2028 39,200
Park Intermediate Holdings, LLC
15,000 4.875%,  5/15/2029
a
15,338
Pebblebrook Hotel Trust,
Convertible
8,000 1.750%,  12/15/2026 8,809
PennyMac Financial Services, Inc.
45,000 4.250%,  2/15/2029
a
43,263
Playtika Holding Corporation
25,000 4.250%,  3/15/2029
a
24,500
PNC Financial Services Group,
Inc.
110,000 3.400%,  9/15/2026
b,c
108,266
Provident Financing Trust I
30,000 7.405%,  3/15/2038 36,600
Prudential Financial, Inc.
150,000 5.625%,  6/15/2043
b
156,076
190,000 5.200%,  3/15/2044
b
197,861
25,000 3.700%,  10/1/2050
b
25,290
Radian Group, Inc.
45,000 4.875%,  3/15/2027 48,288
Regions Financial Corporation
104,000 5.750%,  6/15/2025
b,c
113,880
Rocket Mortgage Co-Issuer, Inc.
45,000 3.625%,  3/1/2029
a
45,169
Service Properties Trust
40,000 4.750%,  10/1/2026 38,900
10,000 4.950%,  2/15/2027 9,700
20,000 5.500%,  12/15/2027 20,526
Societe Generale SA
44,000 8.000%,  9/29/2025
a,b,c
50,860
Standard Chartered plc
125,000 6.000%,  7/26/2025
a,b,c
133,281
Starwood Property Trust, Inc.,
Convertible
14,000 4.375%,  4/1/2023 14,657
Sumitomo Life Insurance Company
225,000 3.375%,  4/15/2081
a,b
235,125
Summit Hotel Properties, Inc.,
Convertible
12,000 1.500%,  2/15/2026 12,516
SVB Financial Group
150,000 4.000%,  5/15/2026
b,c
150,750
100,000 4.250%,  11/15/2026
b,c
101,400
Truist Financial Corporation
169,000 4.950%,  9/1/2025
b,c
181,319
110,000 5.100%,  3/1/2030
b,c
122,925
U.S. Bancorp
130,000 3.700%,  1/15/2027
b,c
129,974
Principal
Amount Long-Term Fixed Income (56.5%) Value
Financials (17.8%) - continued
United Wholesale Mortgage, LLC
$ 45,000 5.500%,  4/15/2029
a
$ 44,156
USB Realty Corporation
170,000
1.271%,  (LIBOR 3M +
1.147%), 1/15/2027
a,b,c
145,022
VICI Properties, LP
25,000 4.250%,  12/1/2026
a
26,037
10,000 3.750%,  2/15/2027
a
10,328
45,000 4.625%,  12/1/2029
a
47,890
Wells Fargo & Company
215,000 3.900%,  3/15/2026
b,c
220,913
100,000
0.624%,  (LIBOR 3M +
0.500%), 1/15/2027
b
96,950
Total 12,491,390
Technology (2.1%)
Akamai Technologies, Inc.,
Convertible
21,000 0.125%,  5/1/2025 27,485
21,000 0.375%,  9/1/2027 24,557
Black Knight InfoServ , LLC
54,000 3.625%,  9/1/2028
a
53,929
CommScope Technologies
Finance, LLC
40,000 6.000%,  6/15/2025
a
40,000
CommScope , Inc.
40,000 7.125%,  7/1/2028
a
39,300
Gartner, Inc.
45,000 3.625%,  6/15/2029
a
45,497
45,000 3.750%,  10/1/2030
a
46,008
InterDigital , Inc., Convertible
7,000 2.000%,  6/1/2024 7,674
Iron Mountain, Inc.
50,000 5.000%,  7/15/2028
a
51,375
45,000 4.875%,  9/15/2029
a
46,574
50,000 4.500%,  2/15/2031
a
50,534
Lumentum Holdings, Inc.,
Convertible
17,000 0.250%,  3/15/2024 30,196
Microchip Technology, Inc.,
Convertible
14,000 1.625%,  2/15/2027 35,612
MSCI, Inc.
45,000 4.000%,  11/15/2029
a
47,025
NCR Corporation
110,000 6.125%,  9/1/2029
a
117,551
NortonLifeLock , Inc., Convertible
26,000 2.000%,  8/15/2022
a
33,527
Nuance Communications, Inc.,
Convertible
15,000 1.250%,  4/1/2025 42,282
Open Text Corporation
60,000 4.125%,  2/15/2030
a
61,800
Progress Software Corporation,
Convertible
3,000 1.000%,  4/15/2026
a
3,111
PTC, Inc.
10,000 3.625%,  2/15/2025
a
10,138
40,000 4.000%,  2/15/2028
a
40,700
Qorvo , Inc.
40,000 3.375%,  4/1/2031
a
40,718

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Technology (2.1%) - continued
Rackspace Technology Global,
Inc.
$ 45,000 5.375%,  12/1/2028
a,d
$ 43,875
Seagate HDD Cayman
80,000 3.125%,  7/15/2029 78,120
75,000 3.375%,  7/15/2031 72,984
Sensata Technologies, Inc.
80,000 3.750%,  2/15/2031
a
79,716
Shift4 Payments, LLC
10,000 4.625%,  11/1/2026
a
10,360
SS&C Technologies, Inc.
120,000 5.500%,  9/30/2027
a
125,400
Switch, Ltd.
50,000 3.750%,  9/15/2028
a
50,375
Teradyne, Inc., Convertible
1,000 1.250%,  12/15/2023 5,173
Verint Systems, Inc., Convertible
9,000 0.250%,  4/15/2026
a
9,580
Viavi Solutions, Inc.
38,000 3.750%,  10/1/2029
a
37,998
Vishay Intertechnology , Inc.,
Convertible
15,000 2.250%,  6/15/2025 15,507
Ziff Davis, Inc., Convertible
49,000 1.750%,  11/1/2026
a
60,552
Total 1,485,233
Transportation (1.0%)
AerCap Holdings NV
90,000 5.875%,  10/10/2079
b
93,150
Air Canada
10,000 3.875%,  8/15/2026
a
10,200
Air Transport Services Group, Inc.,
Convertible
12,000 1.125%,  10/15/2024 13,350
American Airlines, Inc.
75,000 11.750%,  7/15/2025
a
92,531
96,000 5.500%,  4/20/2026
a
99,828
10,000 5.750%,  4/20/2029
a
10,687
Avis Budget Car Rental, LLC
45,000 5.375%,  3/1/2029
a,d
47,467
Delta Air Lines, Inc.
41,000 7.000%,  5/1/2025
a
46,880
Greenbrier Companies, Inc.,
Convertible
13,000 2.875%,  4/15/2028
a
14,170
Hertz Corporation
34,000 4.625%,  12/1/2026
a
34,212
40,000 5.000%,  12/1/2029
a
40,034
JetBlue Airways Corporation,
Convertible
24,000 0.500%,  4/1/2026
a
22,373
Meritor, Inc., Convertible
27,000 3.250%,  10/15/2037 29,398
Southwest Airlines Company,
Convertible
31,000 1.250%,  5/1/2025 41,323
United Airlines, Inc.
60,000 4.375%,  4/15/2026
a
62,564
55,000 4.625%,  4/15/2029
a
56,719
Principal
Amount Long-Term Fixed Income (56.5%) Value
Transportation (1.0%) - continued
XPO Logistics, Inc.
$ 15,000 6.250%,  5/1/2025
a
$ 15,694
Total 730,580
U.S. Government & Agencies (7.7%)
U.S. Treasury Bonds
2,295,000 1.125%,  2/15/2031 2,227,315
U.S. Treasury Notes
3,245,000 0.375%,  1/31/2026 3,139,284
Total 5,366,599
Utilities (3.2%)
American Electric Power
Company, Inc.
250,000 3.875%,  2/15/2062
b
253,796
Calpine Corporation
70,000 4.500%,  2/15/2028
a
72,625
Dominion Energy, Inc.
146,000 4.650%,  12/15/2024
b,c
152,205
150,000 4.350%,  1/15/2027
b,c
154,875
Duke Energy Corporation
123,000 3.250%,  1/15/2082
b
119,888
45,000 4.875%,  9/16/2024
b,c
46,688
Edison International
210,000 5.000%,  12/15/2026
b,c
214,578
Energy Transfer, LP
108,000 6.500%,  11/15/2026
b,c
109,890
NextEra Energy Capital Holdings,
Inc.
185,000 3.800%,  3/15/2082
b
188,207
NextEra Energy Operating
Partners, LP
75,000 3.875%,  10/15/2026
a
79,425
NextEra Energy Partners, LP,
Convertible
38,000 Zero Coupon,  11/15/2025
a
43,301
NiSource, Inc.
70,000 5.650%,  6/15/2023
b,c
71,925
NRG Energy, Inc.
80,000 3.375%,  2/15/2029
a
78,392
20,000 5.250%,  6/15/2029
a
21,428
NRG Energy, Inc., Convertible
18,000 2.750%,  6/1/2048 21,353
PG&E Corporation
47,000 5.000%,  7/1/2028 49,436
Sempra Energy
115,000 4.125%,  4/1/2052
b
116,459
44,000 4.875%,  10/15/2025
b,c
47,114
Southern Company
110,000 4.000%,  1/15/2051
b
112,475
90,000 3.750%,  9/15/2051
b
90,000
Suburban Propane Partners, LP
50,000 5.875%,  3/1/2027 51,625
25,000 5.000%,  6/1/2031
a
25,281
TerraForm Power Operating, LLC
70,000 5.000%,  1/31/2028
a
74,144

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Principal
Amount Long-Term Fixed Income (56.5%) Value
Utilities (3.2%) - continued
Vistra Operations Company, LLC
$ 50,000 5.000%,  7/31/2027
a
$ 51,891
Total 2,247,001
Total Long-Term Fixed Income
(cost $39,190,664) 39,697,396
Shares
Registered Investment
Companies ( 29.9% ) Value
Unaffiliated  (20.9%)
64,200 Aberdeen Asia-Pacific Income
Fund, Inc. 245,244
31,125 AllianceBernstein Global High
Income Fund, Inc. 377,546
4,796 Allspring Global Dividend
Opportunities Fund 28,248
38,967 Allspring Income Opportunities
Fund 356,938
19,365 Barings Global Short Duration
High Yield Fund 335,789
19,198 BlackRock Core Bond Trust 316,959
11,211 BlackRock Corporate High Yield
Fund, Inc. 138,344
23,689 BlackRock Credit Allocation
Income Trust 356,520
19,872 BlackRock Enhanced Global
Dividend Trust 242,041
19,134 BlackRock Multi-Sector Income
Trust 347,091
5,300 Blackstone Strategic Credit Fund
d
71,497
75,063 BNY Mellon High Yield Strategies
Fund 229,693
3,700 Brookfield Real Assets Income
Fund, Inc. 78,107
18,254 Delaware Ivy High Income
Opportunities Fund 254,278
29,820 Eaton Vance Limited Duration
Income Fund 390,642
3,883 Eaton Vance Tax-Managed Global
Diversified Equity Income Fund 41,432
20,999 First Trust High Income Long/Short
Fund 327,374
24,021 First Trust Senior Floating Rate
Income Fund II 289,693
17,245 Invesco Dynamic Credit
Opportunities Fund
e
203,638
30,900 Invesco Senior Loan ETF 682,890
51,475 iShares S&P U.S. Preferred Stock
Index Fund
d
2,029,659
18,725 New America High Income Fund,
Inc. 174,704
46,800 Nuveen Credit Strategies Income
Fund 303,732
17,564 Nuveen Global High Income Fund 278,916
4,600 Nuveen Preferred Income
Opportunities Fund 44,896
4,600 Nuveen Quality Preferred Income
Fund II 44,712
11,950 Nuveen Senior Income Fund 70,505
21,279 Nuveen Short Duration Credit
Opportunities Fund 315,325
26,304 PGIM Global High Yield Fund, Inc. 396,927
24,278 PGIM High Yield Bond Fund, Inc. 389,662
6,343 Pimco Dynamic Income Fund 164,347
Shares
Registered Investment
Companies (29.9%) Value
Unaffiliated  (20.9%)- continued
4,438 Pioneer High Income Fund, Inc. $ 43,049
22,771 SPDR Bloomberg High Yield Bond
ETF
d
2,472,248
51,880 SPDR Bloomberg Short Term High
Yield Bond ETF 1,408,542
24,622 Templeton Emerging Markets
Income Fund 179,494
4,380 Tri-Continental Corporation 145,372
4,000 Vanguard Short-Term Corporate
Bond ETF
d
325,040
8,070 Virtus Dividend, Interest &
Premium Strategy Fund 129,604
6,633 Voya Asia Pacific High Dividend
Equity Income Fund 53,794
22,956 Voya Global Equity Dividend &
Premium Opportunity Fund 142,557
48,205 Western Asset High Income
Opportunity Fund, Inc. 250,666
Total 14,677,715
Affiliated  (9.0%)
658,362 Thrivent Core Emerging Markets
Debt Fund 6,320,279
Total 6,320,279
Total Registered Investment
Companies (cost $20,521,291) 20,997,994
Shares
Collateral Held for Securities
Loaned ( 7.2% ) Value
5,020,301 Thrivent Cash Management Trust 5,020,301
Total Collateral Held for
Securities Loaned
(cost $5,020,301) 5,020,301
Shares Preferred Stock ( 7.0% ) Value
Communications Services (0.7%)
13,375 AT&T, Inc., 4.750%
c
351,228
6,000 Telephone and Data Systems, Inc.,
6.000%
c
159,600
255 ViacomCBS , Inc., Convertible,
5.750% 12,806
Total 523,634
Consumer Staples (0.1%)
3,200 CHS, Inc., 6.750%
b,c
88,768
Total 88,768
Energy (0.2%)
10,535 Crestwood Equity Partners, LP,
9.250%
c
103,664
525 Energy Transfer, LP, 7.600%
b,c
13,309
1,415 NuStar Logistics, LP, 6.860%
b
35,686
Total 152,659
Financials (4.4%)
3,925 Aegon Funding Corporation II,
5.100% 105,151
8,500 Allstate Corporation, 5.100%
c
230,520
4,000 American International Group, Inc.
5.850%
c
108,360

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Preferred Stock (7.0%) Value
Financials (4.4%) - continued
8,500 Bank of America Corporation,
4.250%
c,f
$ 215,645
5,000 Bank of America Corporation,
5.000%
c
132,900
1,250 Bank of America Corporation,
5.375%
c
33,525
9 Bank of America Corporation,
Convertible, 7.250%
c
13,009
5,300 Capital One Financial Corporation,
5.000%
c
141,775
2,000 Citigroup Capital XIII, 6.499%
b
55,800
8,200 Equitable Holdings, Inc., 5.250%
c
217,300
60 First Horizon Bank, 3.750%
a,b,c
52,452
3,000 First Horizon Corporation, 6.500%
c
82,770
8,500 First Republic Bank, 4.500%
c,f
221,000
7,200 J.P. Morgan Chase & Company,
4.200%
c
183,744
6,825 J.P. Morgan Chase & Company,
4.750%
c
179,770
1,900 J.P. Morgan Chase & Company,
5.750%
c
51,072
5,500 Morgan Stanley, 5.850%
b,c
159,995
5,800 Morgan Stanley, 7.125%
b,c
160,370
250 Synovus Financial Corporation,
5.875%
b,c
6,750
5,150 Truist Financial Corporation,
4.750%
c
136,938
8,000 Wells Fargo & Company, 4.250%
c,d
199,360
4,500 Wells Fargo & Company, 4.750%
c
116,370
190 Wells Fargo & Company,
Convertible, 7.50%
c
283,201
Total 3,087,777
Health Care (0.1%)
358 Becton, Dickinson and Company,
Convertible, 6.000% 18,884
291 Boston Scientific Corporation,
Convertible, 5.500% 33,366
4 Danaher Corporation, Convertible,
5.000% 6,953
Total 59,203
Industrials (0.1%)
23 Fluor Corporation, Convertible,
6.500%
a,c
30,323
214 Stanley Black & Decker, Inc.,
Convertible, 5.250%
d
23,367
Total 53,690
Real Estate (0.5%)
5,500 Public Storage, 3.950%
c
136,785
5,950 Public Storage, 4.125%
c,d
150,356
850 Public Storage, 4.625%
c
22,763
225 Public Storage, 4.700%
c
5,945
Total 315,849
Utilities (0.9%)
244 AES Corporation, Convertible,
6.875% 23,424
189 American Electric Power
Company, Inc., Convertible,
6.125% 9,473
Shares Preferred Stock (7.0%) Value
Utilities (0.9%) - continued
136 American Electric Power
Company, Inc., Convertible,
6.125% $ 7,153
11,500 CMS Energy Corporation, 4.200%
c
287,500
215 Essential Utilities, Inc., Convertible,
6.000% 14,016
540 NextEra Energy, Inc., Convertible,
4.872% 36,769
181 NextEra Energy, Inc., Convertible,
5.279% 10,415
46 NiSource, Inc., Convertible,
7.750% 5,151
8,800 Southern Company, 4.950% 238,568
608 Southern Company, Convertible,
6.750% 32,680
Total 665,149
Total Preferred Stock
(cost $4,854,097) 4,946,729
Shares Common Stock ( 2.6% ) Value
Communications Services (0.1%)
70 Charter Communications, Inc.
f
45,638
508 Twitter, Inc.
f
21,956
87 ViacomCBS , Inc. 2,625
21 Windstream Services, LLC,
Warrants (Expires 12/31/2049)
e,f
399
Total 70,618
Consumer Discretionary (0.1%)
302 Bloomin ' Brands, Inc.
f
6,336
14 Booking Holdings, Inc.
f
33,589
86 Dick's Sporting Goods, Inc. 9,889
20 Expedia Group, Inc.
f
3,614
616 Ford Motor Company 12,794
692 Under Armour , Inc., Class C
f
12,484
23 Vail Resorts, Inc. 7,542
Total 86,248
Consumer Staples (<0.1%)
307 Bunge, Ltd. 28,662
Total 28,662
Energy (0.2%)
301 Cheniere Energy, Inc. 30,528
550 Enterprise Products Partners, LP 12,078
1,200 Kinder Morgan, Inc. 19,032
500 MPLX, LP 14,795
273 Pioneer Natural Resources
Company 49,653
400 TC Energy Corporation 18,616
825 Williams Companies, Inc. 21,483
Total 166,185
Financials (0.8%)
1,466 AG Mortgage Investment Trust,
Inc. 15,027
8,350 Annaly Capital Management, Inc. 65,297
2,200 Apollo Commercial Real Estate
Finance, Inc. 28,952
499 Ares Capital Corporation 10,574
600 Bank of America Corporation 26,694

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Shares Common Stock (2.6%) Value
Financials (0.8%) - continued
3,500 BlackRock TCP Capital
Corporation $ 47,285
328 Blackstone Mortgage Trust, Inc. 10,043
2,500 Chimera Investment Corporation 37,700
101 Coinbase Global, Inc.
f
25,489
2,109 FS KKR Capital Corporation 44,162
3,482 Golub Capital BDC, Inc. 53,762
2,800 Granite Point Mortgage Trust, Inc. 32,788
39 Hannon Armstrong Sustainable
Infrastructure Capital, Inc. 2,072
858 KKR & Company, Inc. 63,921
2,073 Sixth Street Specialty Lending, Inc. 48,488
347 Starwood Property Trust, Inc. 8,432
4,800 Two Harbors Investment
Corporation 27,696
632 Wells Fargo & Company 30,323
Total 578,705
Health Care (0.3%)
130 Anthem, Inc. 60,260
20 Becton, Dickinson and Company 5,030
88 Boston Scientific Corporation
f
3,738
356 Danaher Corporation 117,128
26 Illumina, Inc.
f
9,891
Total 196,047
Industrials (0.2%)
448 Aerojet Rocketdyne Holdings, Inc. 20,949
352 Chart Industries, Inc.
f
56,140
470 Fluor Corporation
f
11,642
236 Fortive Corporation 18,004
194 Greenbrier Companies, Inc. 8,903
176 JetBlue Airways Corporation
f
2,506
25 Kaman Corporation 1,079
91 Patrick Industries, Inc. 7,343
150 Southwest Airlines Company
f
6,426
Total 132,992
Information Technology (0.6%)
43 Akamai Technologies, Inc.
f
5,033
226 Block, Inc.
f
36,501
172 Broadcom, Inc. 114,451
210 II-VI, Inc.
f
14,349
263 Lumentum Holdings, Inc.
f
27,818
417 Microchip Technology, Inc. 36,304
176 NortonLifeLock , Inc. 4,572
1,317 ON Semiconductor Corporation
f
89,451
1,777 Sabre Corporation
f
15,264
19 ServiceNow , Inc.
f
12,333
235 SunPower Corporation
f
4,904
186 Teradyne, Inc. 30,417
161 Western Digital Corporation
f
10,499
Total 401,896
Real Estate (0.2%)
3,200 AGNC Investment Corporation 48,128
160 iStar , Inc. 4,133
907 LXP Industrial Trust 14,167
123 MGIC Investment Corporation 1,774
6,000 New Residential Investment
Corporation 64,260
Total 132,462
Shares Common Stock (2.6%) Value
Utilities (0.1%)
46 American Electric Power
Company, Inc. $ 4,093
60 Essential Utilities, Inc. 3,221
67 NextEra Energy Partners, LP 5,655
119 NextEra Energy, Inc. 11,110
189 NRG Energy, Inc. 8,142
87 Southern Company 5,966
Total 38,187
Total Common Stock
(cost $1,544,553) 1,832,002
Shares Short-Term Investments ( 3.6% ) Value
Thrivent Core Short-Term Reserve
Fund
253,397 0.200% 2,533,975
Total Short-Term Investments
(cost $2,533,911) 2,533,975
Total Investments (cost
$73,664,817) 106.8% $75,028,397
Other Assets and Liabilities, Net
(6.8%) (4,796,234)
Total Net Assets 100.0% $70,232,163
a Denotes securities sold under Rule 144A of the Securities
Act of 1933, which exempts them from registration. These
securities may be resold to other dealers in the program or
to other qualified institutional buyers. As of December 31,
2021, the value of these investments was $16,671,775 or
23.7% of total net assets.
b Denotes variable rate securities. The rate shown is as of
December 31, 2021. The rates of certain variable rate
securities are based on a published reference rate and
spread; these may vary by security and the reference rate
and spread are indicated in their description.  The rates of other variable rate securities are determined by the issuer or agent and are based on current market conditions.  These
securities do not indicate a reference rate and spread in
their description.
c Denotes perpetual securities. Perpetual securities pay an
indefinite stream of income and have no contractual maturity date. Date shown, if applicable, is next call date.
d All or a portion of the security is on loan.
e Security is valued using significant unobservable inputs.
Further information on valuation can be found in the Notes
to Financial Statements.
f Non-income producing security.

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

The following table presents the total amount of securities loaned with continuous maturity, by type, offset by the gross payable upon return of collateral for securities loaned by Thrivent Multidimensional Income
Fund as of December 31, 2021:
Securities Lending Transactions
Long-Term Fixed Income $ 384,198
Common Stock 4,528,332
Total lending $4,912,530
Gross amount payable upon return of
collateral for securities loaned $5,020,301
Net amounts due to counterparty $107,771
Definitions:
ETF - Exchange Traded Fund
Ser. - Series
SPDR - S&P Depository Receipts, which are exchange-traded
funds traded in the U.S., Europe, and Asia-Pacific and
managed by State Street Global Advisors.
Reference Rate Index:
LIBOR 3M - ICE Libor USD Rate 3 Month
Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:
Gross unrealized appreciation $2,005,542
Gross unrealized depreciation (754,227)
Net unrealized appreciation (depreciation) $1,251,315
Cost for federal income tax purposes $73,777,082

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

i
Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2021, in valuing Multidimensional Income Fund's assets carried at fair value.
Investments in Securities Total Level 1 Level 2 Level 3
Long-Term Fixed Income
Basic Materials 1,385,539 – 1,385,539 –
Capital Goods 2,367,816 – 2,367,816 –
Collateralized Mortgage Obligations 65,614 – 65,614 –
Communications Services 2,832,744 – 2,832,744 –
Consumer Cyclical 4,165,939 – 4,165,939 –
Consumer Non-Cyclical 2,824,070 – 2,824,070 –
Energy 3,734,871 – 3,734,871 –
Financials 12,491,390 – 12,491,390 –
Technology 1,485,233 – 1,485,233 –
Transportation 730,580 – 730,580 –
U.S. Government & Agencies 5,366,599 – 5,366,599 –
Utilities 2,247,001 – 2,247,001 –
Registered Investment Companies
Unaffiliated 14,677,715 14,474,077 – 203,638
Preferred Stock
Communications Services 523,634 523,634 – –
Consumer Staples 88,768 88,768 – –
Energy 152,659 152,659 – –
Financials 3,087,777 3,035,325 52,452 –
Health Care 59,203 59,203 – –
Industrials 53,690 23,367 30,323 –
Real Estate 315,849 315,849 – –
Utilities 665,149 665,149 – –
Common Stock
Communications Services 70,618 70,219 – 399
Consumer Discretionary 86,248 86,248 – –
Consumer Staples 28,662 28,662 – –
Energy 166,185 166,185 – –
Financials 578,705 578,705 – –
Health Care 196,047 196,047 – –
Industrials 132,992 132,992 – –
Information Technology 401,896 401,896 – –
Real Estate 132,462 132,462 – –
Utilities 38,187 38,187 – –
Subtotal Investments in Securities $61,153,842 $21,169,634 $39,780,171 $204,037
Other Investments  * Total
Affiliated Registered Investment Companies 6,320,279
Affiliated Short-Term Investments 2,533,975
Collateral Held for Securities Loaned 5,020,301
Subtotal Other Investments $13,874,555
Total Investments at Value $75,028,397
* Certain investments are measured at fair value using a net asset value per share that is not publicly available (practical expedient).  According to disclosure requirements of Accounting Standards Codification (ASC) 820, Fair Value Measurement, securities valued using the practical expedient are not classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Multidimensional Income Fund
Schedule of Investments as of December 31, 2021
The accompanying Notes to Financial Statements are an integral part of this schedule.

Investment in Affiliates
Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent
5% or more of the outstanding voting securities of an issuer, any affiliated mutual fund, or a company which is under common ownership or control with the Fund. The Fund owns shares of Thrivent Cash Management Trust for the purpose of securities lending and Thrivent
Core Short-Term Reserve Fund, a series of Thrivent Core Funds, primarily to serve as a cash sweep vehicle for the Fund. Thrivent Cash
Management Trust and Thrivent Core Funds are established solely for investment by Thrivent entities.
A summary of transactions (in thousands; values shown as zero are less than $500) for the fiscal year to date, in Multidimensional Income
Fund, is as follows:
Fund
Value
12/31/2020
Gross
Purchases
Gross
Sales
Value
12/31/2021
Shares Held at
12/31/2021
% of Net
Assets
12/31/2021
Affiliated Registered Investment Companies
Core Emerging Markets Debt $3,673 $3,009 $– $6,320 658 9.0%
Total Affiliated Registered Investment
Companies 3,673 6,320 9.0
Affiliated Short-Term Investments
Core Short-Term Reserve, 0.200% 1,116 56,087 54,669 2,534 253 3.6
Total Affiliated Short-Term Investments 1,116 2,534 3.6
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   253 65,831 61,064 5,020 5,020 7.2
Total Collateral Held for Securities Loaned 253 5,020 7.2
Total Value $5,042 $13,874
Fund
Net Realized
Gain/(Loss)
Change in
Unrealized
Appreciation/
(Depreciation)
Distributions
of Realized
Capital Gains
Income Earned
1/1/2021
- 12/31/2021
Affiliated Registered Investment Companies
Core Emerging Markets Debt $– $(362) $– $223
Affiliated Short-Term Investments
Core Short-Term Reserve, 0.200% 0 0 – 3
Total Income/Non Income Cash from Affiliated Investments $226
Collateral Held for Securities Loaned
Cash Management Trust- Collateral Investment   – – 1 21
Total Affiliated Income from Securities Loaned, Net $21
Total $0 $(362) $1

Thrivent Mutual Funds
Statement of Assets and Liabilities
The accompanying Notes to Financial Statements are an integral part of this statement.

As of December 31, 2021
Diversified
Income Plus Fund
Multidimensional
Income Fund
Assets
Investments in unaffiliated securities at cost $1,030,745,315 $59,606,879
Investments in affiliated securities at cost $498,674,799 $14,057,938
Investments in unaffiliated securities at value
(#)
$1,111,242,612 $61,153,842
Investments in affiliated securities at value 502,175,794 13,874,555
Cash — 15,987
Foreign currency 4,940
(a)
—
Initial margin deposit on open future contracts 46,000 —
Dividends and interest receivable 4,664,696 491,659
Prepaid expenses 25,146 1,745
Receivable for:
Investments sold 444,506 —
Investments sold on a delayed-delivery basis 205,000 —
Fund shares sold 978,389 110,787
Expense reimbursements — 8,094
Variation margin on open future contracts 228,161 —
Total Assets 1,620,015,244 75,656,669
Liabilities
Distributions payable 1,593,669 42,627
Accrued expenses 118,380 23,900
Cash overdraft 380,268 —
Payable for:
Investments purchased 17,268 137,558
Investments purchased on a delayed-delivery basis 294,832,412 —
Return of collateral for securities loaned 16,955,492 5,020,301
Fund shares redeemed 2,395,766 162,886
Variation margin on open future contracts 82,638 —
Investment advisory fees 589,136 31,803
Administrative fees 18,587 983
Distribution fees 131,796 —
Transfer agent fees 63,684 2,808
Trustee fees 1,170 278
Trustee deferred compensation 54,580 1,362
Contingent liabilities^ — —
Mortgage dollar roll deferred revenue 184,564 —
Total Liabilities 317,419,410 5,424,506
Net Assets
Capital stock (beneficial interest) 1,216,506,473 69,027,424
Distributable earnings/(accumulated loss) 86,089,361 1,204,739
Total Net Assets $1,302,595,834 $70,232,163
Class A Share Capital $623,478,083 $—
Shares of beneficial interest outstanding (Class A) 80,936,408 —
Net asset value per share $7.70 $—
Maximum public offering price $8.06 $—
Class S Share Capital $679,117,751 $70,232,163
Shares of beneficial interest outstanding (Class S) 89,151,869 6,855,318
Net asset value per share $7.62 $10.24
(#)
Includes securities on loan of 16,502,650 4,912,530
(a) Foreign currency holdings, cost $4,877 .
^ Contingent liabilities accrual.  Additional information can be found in the accompanying Notes to Financial Statements.

Thrivent Mutual Funds
Statement of Operations
The accompanying Notes to Financial Statements are an integral part of this statement.

For the year ended December 31, 2021
Diversified
Income Plus Fund
Multidimensional
Income Fund
Investment Income
Dividends $4,354,520 $418,752
Taxable interest 20,328,306 1,084,394
Income from mortgage dollar rolls 3,685,580 18
Affiliated income from securities loaned, net 68,250 21,395
Income from affiliated investments 404,356 2,871
Non cash income 419,453 383,718
Non cash income from affiliated investments 6,011,211 223,318
Foreign tax withholding (16,758) (531)
Total Investment Income 35,254,918 2,133,935
Expenses
Adviser fees 6,474,260 277,405
Administrative service fees 273,125 78,574
Audit and legal fees 38,658 32,406
Custody fees 63,543 18,127
Distribution expenses Class A 1,545,349 —
Insurance expenses 7,342 4,039
Printing and postage expenses Class A 84,623 —
Printing and postage expenses Class S 79,503 17,973
SEC and state registration expenses 99,256 26,052
Transfer agent fees Class A 434,038 —
Transfer agent fees Class S 451,412 52,954
Trustees' fees 35,552 7,430
Other expenses 91,190 37,307
Total Expenses Before Reimbursement 9,677,851 552,267
Less:
Reimbursement from adviser — (123,550)
Total Net Expenses 9,677,851 428,717
Net Investment Income/(Loss) 25,577,067 1,705,218
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments 53,232,501 1,291,987
Affiliated investments 1,912,466 114
Distributions of realized capital gains from
affiliated investments 3,692 1,329
Futures contracts (728,260) —
Foreign currency transactions 7,380 —
Change in net unrealized appreciation/(depreciation)
on:
Investments (6,000,262) (126,016)
Affiliated investments (3,283,129) (361,524)
Futures contracts 1,862,991 —
Foreign currency transactions (11,812) —
Net Realized and Unrealized Gains/(Losses) 46,995,567 805,890
Net Increase/(Decrease) in Net Assets Resulting
From Operations $72,572,634 $2,511,108

Thrivent Mutual Funds
Statement of Changes in Net Assets
The accompanying Notes to Financial Statements are an integral part of this statement.

Diversified Income Plus Fund Multidimensional Income Fund
For the periods ended
12/31/2021 12/31/2020 12/31/2021 12/31/2020
Operations
Net investment income/(loss) $25,577,067 $28,374,937 $1,705,218 $1,116,464
Net realized gains/(losses) 54,427,779 (1,100,000) 1,293,430 (153,080)
Change in net unrealized appreciation/(depreciation) (7,432,212) 42,351,039 (487,540) 1,347,131
Net Change in Net Assets Resulting From Operations 72,572,634 69,625,976 2,511,108 2,310,515
Distributions to Shareholders
From income/realized gains Class A (37,740,548) (15,324,272) – –
From income/realized gains Class S (41,328,473) (13,506,328) (2,690,770) (1,180,936)
Total from income/realized gains (79,069,021) (28,830,600) (2,690,770) (1,180,936)
From return of capital Class S – – (29,610) (67,336)
Total From Return of Capital – – (29,610) (67,336)
Total Distributions to Shareholders (79,069,021) (28,830,600) (2,720,380) (1,248,272)
Capital Stock Transactions
Class A
Sold 62,138,270 42,408,148 – –
Distributions reinvested 35,756,720 13,967,641 – –
Redeemed (83,562,399) (89,533,909) – –
Total Class A Capital Stock Transactions 14,332,591 (33,158,120) – –
Class S
Sold 270,772,061 131,811,371 39,790,267 24,099,274
Distributions reinvested 40,386,946 12,935,102 2,517,244 1,077,623
Redeemed (130,001,331) (123,630,106) (9,360,602) (9,349,361)
Total Class S Capital Stock Transactions 181,157,676 21,116,367 32,946,909 15,827,536
Capital Stock Transactions 195,490,267 (12,041,753) 32,946,909 15,827,536
Net Increase/(Decrease) in Net Assets 188,993,880 28,753,623 32,737,637 16,889,779
Net Assets, Beginning of Period 1,113,601,954 1,084,848,331 37,494,526 20,604,747
Net Assets, End of Period $1,302,595,834 $1,113,601,954 $70,232,163 $37,494,526
Capital Stock Share Transactions
Class A shares
Sold 7,831,279 5,852,543 – –
Distributions reinvested 4,611,330 1,948,433 – –
Redeemed (10,550,450) (12,443,339) – –
Total Class A share transactions 1,892,159 (4,642,363) – –
Class S shares
Sold 34,412,683 18,378,410 3,829,163 2,480,964
Distributions reinvested 5,262,274 1,821,720 244,415 112,896
Redeemed (16,565,478) (17,399,968) (903,287) (957,839)
Total Class S share transactions 23,109,479 2,800,162 3,170,291 1,636,021

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

(1) ORGANIZATION
Thrivent Mutual Funds (the “Trust”) was organized as a
Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the
Investment Company Act of 1940 (the “1940 Act”). The Trust is
divided into 25 separate series (each, a "Fund" and, collectively, the
"Funds"), each with its own investment objective and policies. The
Trust currently consists of four asset allocation Funds, three income plus Funds, ten equity Funds, seven fixed-income Funds, and one money market Fund.
This shareholder report includes Thrivent Diversified Income Plus
Fund and Thrivent Multidimensional Income Fund, two of the Trust’s
25 Funds. The other Funds of the Trust have a fiscal year-end of
October 31 and are presented under a separate shareholder report.
The Funds are each investment companies that follow the
accounting and reporting guidance of the Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification Topic
946 - Financial Services - Investment Companies.
Share Classes
— The Trust may issue an unlimited number of
shares in one or more series as the Board may authorize.  The
Trust includes two classes of shares: Class A and Class S shares.
The classes of shares differ principally in their respective distribution expenses and other class-specific expenses and arrangements.
Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class A shares have an annual 12b-1 fee of 0.25% and a maximum front-end sales load of 4.50%. Class S shares are offered at net asset value and have no annual 12b-1 fees.
The share classes have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Thrivent
High Income Municipal Bond Fund, Thrivent Low Volatility Equity
Fund, Thrivent Mid Cap Growth Fund, Thrivent Mid Cap Value Fund,
Thrivent Multidimensional Income Fund and Thrivent Small Cap
Growth Fund offer only Class S Shares; each of the other 19 Funds of the Trust offer Class A and Class S shares.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.
(2) SIGNIFICANT ACCOUNTING POLICIES
Valuation of Investments
— Securities traded on U.S. or foreign
securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system.  Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time.  Security prices are based on quotes that are obtained from an independent pricing service approved by the Trust’s
Board of Trustees (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are
valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the primary exchange settle price. Exchange cleared swap agreements are valued at the clearinghouse end of day price.
Swap agreements not cleared on exchanges will be valued at the mid-price from the primary approved pricing service.  Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service.  Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.
The Board has delegated responsibility for daily valuation of the
Funds' securities to the Funds' investment Adviser. The Adviser has formed a Valuation Committee (the “Committee”) that is responsible for overseeing the Funds' valuation policies in accordance with
Valuation Policies and Procedures.  The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.
The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the
Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.
In accordance with U.S. Generally Accepted Accounting
Principles (“GAAP”), the various inputs used to determine the fair value of the Funds’ investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities: typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; typically included in this level are fixed income securities, international securities, swaps and forward contracts.  Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.  Investments measured using net asset value per

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.
Valuation of International Securities
— The Funds value certain
foreign securities traded on foreign exchanges that close prior to the close of the New York Stock Exchange using a fair value pricing service.  The fair value pricing service uses a multi-factor model that may take into account the local close, relevant general and sector indices, currency fluctuation, prices of other securities (including
ADRs, New York registered shares, and ETFs), and futures, as applicable, to determine price adjustments for each security in order to reflect the effects of post-closing events.  The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.
Foreign Currency Translation
— The accounting records of
each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.
Foreign currency amounts related to the purchase or sale of
securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of
Operations.
For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.
Federal Income Taxes
— No provision has been made for
income taxes because each Fund’s policy is to qualify as a
regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each
Fund is treated as a separate taxable entity for federal income tax purposes. Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.
 GAAP requires management of the Funds (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not”
standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-
likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.
The Adviser analyzed all open tax years, as defined by the
statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include U.S. Federal and certain state jurisdictions as well as certain foreign countries. The Funds' federal income tax returns are subject to examination for a period of three years after the filing of the return for the tax period. State returns may be subject to examination for an additional year depending on the jurisdiction.  The Funds have no examinations in progress and none are expected at this time.
As of December 31, 2021, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Funds’ tax liability, financial position or results of operations.
There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
Foreign Income Taxes
— Funds are subject to foreign income
taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign tax withholding in the Statement of Operations.
The Funds pay tax on foreign capital gains, where applicable. Taxes paid on foreign capital gains, if any, are included in the net realized gains/(losses) on investments on the Statement of Operations.
Expenses and Income
— Estimated expenses are accrued
daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or number of shareholder accounts, or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.
Interest income is recorded daily on all debt securities, as is accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage-
backed and asset-backed securities are recorded as components of interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date.  However, certain dividends from foreign securities are recorded as soon as the information is available to the Funds.  Non-cash income, if any, is recorded at the fair market value of the securities received.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

For certain securities, including real estate investment trusts, the Funds record distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.
Distributions to Shareholders
— Net investment income is
distributed to each shareholder as a dividend.  Dividends from
Diversified Income Plus Fund and Multidimensional Income Fund
are declared and paid monthly. It is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination cannot be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. In addition, the funds may claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.
Derivative Financial Instruments
— Each of the Funds may
invest in derivatives, a category that includes options, futures, swaps, foreign currency forward contracts and hybrid instruments.
Derivatives are financial instruments whose value is derived from another security, an index or a currency. Each Fund may use
derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives to manage the risk of its positions in foreign securities. Each Fund may also use derivatives for replication of a certain asset class or speculation
(investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter ("OTC").
A derivative may incur a mark to market loss if the value of the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Fund’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds because the exchange’s clearinghouse, as
counterparty to such derivatives, guarantees against a possible default. The clearinghouse stands between the buyer and the
seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts.
While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all of the broker’s customers, potentially resulting in losses to the
Funds. Using derivatives to hedge can guard against potential risks, but it also adds to the Funds' expenses and can eliminate some opportunities for gains. In addition, a derivative used for mitigating exposure or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.
In order to define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc.
Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and
typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event.
Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivatives'
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral and margin requirements vary by type of derivative.
Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for
margining in excess of the minimum requirements in certain
situations. Collateral terms are contract specific for OTC derivatives
(foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Fund has been noted in the Schedule of Investments. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Futures Contracts
— Each Fund may use futures contracts to
manage the exposure to interest rate and market or currency
fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker.
Additional securities held by the Funds may be earmarked to cover

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

open futures contracts. A futures contract’s daily change in value
(“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.
During the year ended December 31, 2021, Diversified Income
Plus used treasury futures to manage the duration and yield curve exposure of the respective Fund versus its benchmark.
During the year ended December 31, 2021, Diversified Income
Plus used equity futures to manage exposure to the equities market.
During the year ended December 31, 2021, Diversified Income
Plus used foreign exchange futures to hedge currency risk.
For financial reporting purposes, the Funds do not offset
derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The amounts presented in the table below are offset first by financial instruments that have the right to offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral received/pledged.  The actual amounts of collateral may be greater than the amounts presented in the table.
The following table presents the gross and net information about liabilities subject to master netting arrangements, as presented in the
Statement of Assets and Liabilities:
Mortgage Dollar Roll Transactions
— Certain Funds enter
into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal
National Mortgage Association and Federal Home Loan Mortgage
Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon)
securities at a later date at an agreed upon price. The Funds must maintain liquid securities having a value at least equal to the repurchase price (including accrued interest) for such dollar rolls. In addition, the Funds are required to segregate collateral with the fund custodian (depending on market movements) on their mortgage
dollar rolls.  The value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.
During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold.
The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.  These purchase and sale transactions may increase portfolio turnover rate.  The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.
Securities Lending
— The Trust has entered into a Securities
Lending Agreement (the “Agreement”) with Goldman Sachs
Bank USA doing business as Goldman Sachs Agency
Lending ("GSAL"). The Agreement authorizes GSAL to lend
securities to authorized borrowers on behalf of the Funds.
Pursuant to the Agreement, loaned securities are typically initially collateralized equal to at least 102% of the market value of U.S.
securities and 105% of the market value of non-U.S. securities. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received.  Any additional collateral is adjusted and settled on the next business day.  The
Trust has the ability to recall the loans at any time and could do so in order to vote proxies or sell the loaned securities.  All cash collateral received is invested in Thrivent Cash Management Trust. The Funds receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in
Thrivent Cash Management Trust, net of rebates, fees paid to GSAL for services provided and any other securities lending expenses,
Gross Amounts Not Offset in the
Statement of Assets and Liabilities
Fund
Gross Amounts
of Recognized
Liabilities
Gross
Amounts
Offset
Net Amounts
of Recognized
Liabilities
Financial
Instruments
Cash
Collateral
Pledged
Non-Cash
Collateral
Pledged
(**)
Net Amount
Diversified Income Plus
Securities Lending 16,955,492 – 16,955,492 16,502,650 – – 452,842
(^)
Multidimensional Income
Securities Lending 5,020,301 – 5,020,301 4,912,530 – – 107,771
(^)
(**)
Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
(^)
Net securities lending amounts represent the net amount payable to the counterparty in the event of a default.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

are included in affiliated income from securities loaned, net on the Statement of Operations.  By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, a Fund could lose money.
Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred.  However, in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss.  Some of these losses may be indemnified by the lending agent.
As of December 31, 2021, the value of securities on loan is as follows:
When-Issued and Delayed-Delivery Transactions
— Each
Fund may purchase or sell securities on a when-issued or delayed-
delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.
A Fund may dispose of a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, a Fund does not participate in future gains and losses with respect to the security.
Treasury Inflation Protected Securities
— Certain Funds
may invest in treasury inflation protected securities ("TIPS"). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The coupon interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received in cash upon maturity or sale of the security.
Stripped Securities
— Certain Funds may invest in interest only
and principal only stripped mortgage or asset backed securities.
These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest, and principal only securities receive all the principal.  Interest only securities are particularly sensitive to changes in interest rates and therefore are subject to greater fluctuation in prices than typical interest bearing debt securities. As interest rates rise, the value of the interest only security increases. Similarly, as interest rates decrease, the value of the interest only security decreases. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is also highly sensitive to changes in interest rates.  As interest rates increase, the price of the principal only security decreases.  Similarly, as interest rates decrease, the price of the principal only security increases.  The principal only security represents the payment with the longest maturity, therefore making it the most sensitive to interest rate changes.
Accounting Estimates
— The preparation of financial statements
in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Contingent Liabilities
— In the event of adversary action
proceedings where a Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated.  For the year ended December 31, 2021, no contingent liabilities were reported.
Litigation
— Awards from class action litigation are recorded as
a reduction of cost if the Fund still owns the applicable securities on the payment date.  If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Bank Loans (Leveraged Loans)
— Certain Funds may invest in
bank loans, which are senior secured loans that are made by banks or other lending institutions to companies that are typically rated below investment grade.  A Fund may invest in multiple series or tranches of a bank loan, with varying terms and different associated risks.  Transactions in bank loan securities may settle on a delayed basis, which may result in the proceeds of the sale to not be readily available for a Fund to make additional investments.  Interest rates of bank loan securities typically reset periodically, as the rates are tied to a reference index rate, plus a premium.  Income is recorded daily on bank loan securities.  On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of the bank loan.  This commitment fee is accrued as income over the term of the bank loan.  A Fund may receive consent and amendment fees for accepting an amendment to the current terms of a bank loan.  Consent and amendment fees are accrued as income when the changes to the bank loan are immaterial and to capital when the changes are material.
All or a portion of these bank loan commitments may be unfunded.
A Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. These unfunded bank loan commitments, which are marked-to-market daily, are presented in the Schedule of
Investments.
Line of Credit
— Each Fund along with other portfolios managed
by the investment adviser or an affiliate, participate in a $100 million
Fund Securities on Loan
Diversified Income Plus $ 16,502,650
Multidimensional Income 4,912,530

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

($50 million committed, $50 million uncommitted) credit facility (the
"line of credit") issued by State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.  Interest is charged to each participating Fund based on its borrowings at the higher of the Federal Funds Rate or the Overnight Funding Rate
plus, in each case, 0.10% plus a margin of 1.25%.  Each borrowing under the credit facility matures no later than 30 calendar days after the date of the borrowing.  Each participating Fund pays a commitment fee in proportion to their respective net assets.  The line of credit shall expire on December 27, 2022 unless extended by mutual agreement of State Street Bank and Trust Company and the Funds.  The Funds had no borrowings during the year ended
December 31, 2021.
Recent Accounting Pronouncements
—
Reference Rate Reform
In March 2020, the FASB issued Accounting Standards Update
("ASU") No. 2020-04 Reference Rate Reform, which provides optional guidance to ease the potential accounting burden associated with transitioning from the London Interbank Offered Rate ("LIBOR") and other reference rates expected to be discontinued. The ASU No.
2020-04 was effective immediately upon release of the standard on
March 12, 2020 and can be applied prospectively through December
31, 2022. At this time, management is evaluating implications of these changes on financial statement disclosures.  Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadline.
Codification Improvements to Subtopic 310-20, Receivables
- Nonrefundable Fees and Other Costs
In October 2020, the Financial Accounting Standards Board
(FASB) issued Accounting Standard Board (ASU) No. 2020-08
Codification Improvements to Subtopic 310-20, Receivables—
Nonrefundable Fees and Other Costs which provides further
guidance on the previously released ASU No.2017-08 Premium
Amortization on Purchased Callable Debt Securities. The ASU No.
2020-08 is effective for fiscal periods beginning after December
2020. Management has determined this ASU will not have an impact on financial statement disclosures.
Other
— For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.
(3) FEES AND COMPENSATION PAID TO AFFILIATES
Investment Advisory Fees
— The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Mgt. Under the Investment
Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:
Expense Reimbursements
— For the year ended December 31,
2021, contractual expense reimbursements to limit expenses to the following percentages were in effect:
Expense reimbursements are accrued daily and paid by Thrivent
Asset Mgt. monthly. Thrivent Asset Mgt. does not recoup amounts previously reimbursed or waived in prior fiscal years.
Subject to certain limitations, each Fund may invest in other
Funds, Thrivent Cash Management Trust, and Thrivent Core Funds.
These related-party transactions are subject to the same terms as non-related party transactions. To avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to any investment advisory fees indirectly incurred by the Fund as a result of its investment in any other mutual fund for which the Adviser or an affiliate serves as investment adviser, other than Thrivent Cash
Management Trust.
Distribution Plan
— Thrivent Distributors, LLC is the Trust's
distributor.  The Trust has adopted a Distribution Plan pursuant to
Rule 12b-1 under the 1940 Act.  Class A shares have an annual 12b-1 fee of 0.25% of average net assets, a reduced fee of 0.125% or no fee.  For the Funds presented under this shareholder report, Class
A shares have an annual 12b-1 fee of 0.25%.
Sales Charges and Other Fees
— For the year ended December
31, 2021, Thrivent Investment Management Inc. and Thrivent
Distributors, LLC received $64,810 of aggregate underwriting
Fund (M - Millions)
$0 to
$50M
Over $50
to $100M
Over
$100 to
$200M
Over
$200 to
$250M
Over
$250 to
$500M
Over
$500 to
$750M
Over
$750 to
$1,000M
Over
$1,000 to
$2,000M
Over
$2,000 to
$2,500M
Over
$2,500 to
$5,000M
Over
$5,000M
Diversified Income Plus 0.550% 0.550% 0.550% 0.550% 0.550% 0.550% 0.550% 0.500% 0.500% 0.500% 0.500%
Multidimensional Income 0.550% 0.550% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500% 0.500%
Fund Class A Class S
Expiration
Date
Multidimensional Income N/A 0.85% 2/28/2022

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

concessions from the sales of the Trust’s Class A shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.
The Trust has entered into an accounting and administrative
services agreement with Thrivent Asset Mgt. pursuant to which
Thrivent Asset Mgt. provides certain accounting and administrative personnel and services to the Funds. The Funds pay an annual fixed fee on a per-fund basis plus percentage of net assets to Thrivent
Asset Mgt.  These fees are accrued daily and paid monthly.  For the year ended December 31, 2021, Thrivent Asset Mgt. received aggregate fees for accounting and administrative personnel and services of $351,699 from the Funds covered in this shareholder report.
The Trust has entered into an agreement with Thrivent
Financial Investor Services Inc. (“Thrivent Investor Services”) to
provide transfer agency and dividend payment services necessary to the Funds on a per-account basis for direct-at-fund accounts, and sub transfer agency services based on assets under management for third party intermediary accounts. These fees are accrued daily and paid monthly.  For the year ended December 31, 2021, Thrivent
Investor Services received $948,641 from the Funds for transfer agent services covered in this shareholder report.
Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in a series of Thrivent
Mutual Funds.  Thrivent Money Market Fund is not eligible for the deferred plan. The value of each Trustee’s deferred compensation account will increase or decrease as if invested in shares of the designated series. Their fees as well as the change in value are included in Trustee’s fees in the Statement of Operations. The deferred fees remain in the appropriate series of Thrivent Mutual
Funds until distribution in accordance with the plan. The Payable for trustee deferred compensation, located in the Statement of Assets and Liabilities, is unsecured.
Those Trustees not participating in the above plan received $36,834 in fees from the Funds covered in this shareholder report for the year ended December 31, 2021. In addition, the Trust reimbursed independent Trustees for reasonable expenses incurred in relation to attendance at Board meetings and industry conferences.
Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Distributors,
LLC, and Thrivent Investor Services; however, they receive no compensation from the Trust. Affiliated employees and board
consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance.
Acquired Fund Fees and Expenses
— Some Funds invest in
other open-ended funds. Fees and expenses of those underlying funds are not included in those Funds' expense ratios reported in the
Financial Highlights. The Funds indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest. There are no advisory fees for Thrivent Core Funds, and therefore no reimbursement is made related to investments in these Funds.  This contractual provision may be terminated upon the mutual agreement between the
independent Trustees of the Trust and the Adviser.
Interfund Lending
— The Funds may participate in an interfund
lending program (the "Program") pursuant to an exemptive order issued by the SEC.  The Program permits the Funds to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve
Fund.  Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program.  Each borrowing made under the
Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan.  For the year ended December 31, 2021, none of the Funds borrowed cash
through the Program.
(4) TAX INFORMATION
Distributions are based on amounts calculated in accordance
with applicable federal income tax regulations, which may
differ from GAAP. The differences between book-basis and tax-
basis distributable earnings are primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, such as wash sales, unrealized and realized activity related to derivatives, treatment of passive foreign investment companies, and amortization of callable bonds. At the end of the fiscal year, reclassifications between net asset accounts are made for differences that are permanent in nature.  These permanent differences primarily relate to the tax treatment of partnerships and sales of contingent debt.
On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund
Distributable
earnings/
(accumulated
loss) Capital Stock
Diversified Income Plus $349 ($349)
Multidimensional Income 12,926 (12,926)
Fund
Undistributed
Ordinary Income
a
Undistributed
Long-Term Capital
Gain
Diversified Income Plus $4,728,858 $ –
a Undistributed Ordinary Income includes income derived
from Short-Term Capital Gains.

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

During the fiscal year 2021, capital loss carryovers utilized by the
Funds were as follows:
The tax character of distributions paid during the years ended December 31, 2021 and 2020 was as follows:
(a)  Ordinary income includes income derived from short-term capital gains, if any.
(5) SECURITY TRANSACTIONS
Purchases and Sales of Investment Securities
— For the year
ended December 31, 2021, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:
Purchases and Sales of U.S. Government Securities were:
Investments in Restricted Securities
— Certain Funds may
own restricted securities which were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they
generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2021, the
Fund did not hold restricted securities.
The Funds have no right to require registration of unregistered securities.
(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS
The Funds are permitted to purchase or sell securities from
or to certain other Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The
procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-
7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.
During the year ended December 31, 2021, Multidimensional
Income Fund engaged in purchase transactions in the amount
of $50,438 and Diversified Income Plus Fund engaged in sale
transactions in the amount of $11,117,652 with realized gain of
$527,573, pursuant to Rule 17a-7 of the 1940 Act.  These transaction amounts were greater than 0.045% of each fund's net assets.
(7) RELATED PARTY TRANSACTIONS
As of December 31, 2021, no related parties held shares in excess of 5% of the Funds covered in this shareholder report. Subscription and redemption activity by concentrated accounts may have a
significant effect on the operation of these Funds. In the case of a large redemption, these Funds may be forced to sell investments at inopportune times, resulting in additional losses for the Funds.
(8) SUBSEQUENT EVENTS
The Adviser of the Funds has evaluated the impact of subsequent events through the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.
(9) MARKET RISK
Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline.  The value of a Fund's investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund's benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events. As of December 31, 2021, the Funds covered in this shareholder report did not have portfolio concentration greater than
25% in any sector.
Fund Capital Loss Carryover
Diversified Income Plus $2,641,982
Multidimensional Income $336,216
Ordinary Income
(a)
Long-Term Capital Gains Return of Capital
Fund 12/31/2021 12/31/2020 12/31/2021 12/31/2020 12/31/2021 12/31/2020
Diversified Income Plus $39,856,658 $28,830,600 $39,212,363 $– $– $–
Multidimensional Income 2,253,281 1,180,936 437,489 – 29,610 67,336
In thousands
Fund Purchases
Sales/
Paydowns
Diversified Income Plus $574,782 $636,960
Multidimensional Income 46,443 19,948
In thousands
Fund Purchases
Sales/
Paydowns
Diversified Income Plus $2,602,887 $2,400,347
Multidimensional Income 5,438 1,237

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

(10) SIGNIFICANT RISKS
Investing in the Funds involves risks.  The following is an
alphabetical list of significant risks in investing in the Funds.  The risks applicable to each Fund are listed in the Portfolio Perspectives section above.
Allocation Risk
— The Fund’s investment performance depends
upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended
periods. Therefore, a principal risk of investing in the Fund is that the allocation strategies used and the allocation decisions made will not produce the desired results.
Closed-End Fund (“CEF”) Risk
— Investments in CEFs are
subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s
portfolio; fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the
CEF owns (i.e., trading at a discount or premium to its net asset value); and that CEFs are permitted to invest in a greater amount of
“illiquid” securities than typical mutual funds. The Fund is subject to a pro-rata share of the management fees and expenses of each
CEF in addition to the Fund’s management fees and expenses,
resulting in Fund shareholders subject to higher expenses than if they invested directly in CEFs.
Conflicts of Interest Risk
— An investment in the Fund will
be subject to a number of actual or potential conflicts of interest.
For example, the Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/
or such affiliates. The Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the
Adviser, including other Funds. The Adviser may have an incentive
(financial or otherwise) to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/
or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates.
Convertible Securities Risk
— Convertible securities are subject
to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit Risk
— Credit risk is the risk that an issuer of a debt security
to which the Fund is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Fund.
Cybersecurity Risk
— The Funds and their service providers
may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser, a Subadviser, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Funds’ ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Funds’
operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Funds or the
Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. While the Funds’ service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the
Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. Although each Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operation risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a
Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and a Fund and its shareholders may bear costs tied to these risks.
Derivatives Risk
— The use of derivatives (such as futures,
options, credit default swaps, and total return swaps) involves additional risks and transaction costs which could leave a Fund in a worse position than if it had not used these instruments. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index, and a Fund could lose much more than the original amount invested. Derivatives can be highly volatile, illiquid and difficult to value. Derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations.
Some derivatives may give rise to a form of economic leverage and may expose the Fund to greater risk and increase its costs.
Such leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, forward contracts, and options on derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged.
The success of a Fund’s derivatives strategies will depend on the Adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or
rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Swap agreements may involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may
cause a Fund to lose money. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a Fund to close out a position when desired.
Emerging Markets Risk
— The risks and volatility of investing
in foreign securities is increased in connection with investments in emerging markets. The economic, political and market structures of developing countries in emerging markets, in most cases, are not as strong as the structures in the U.S. or other developed countries in terms of wealth, stability, liquidity and transparency. A Fund may not achieve its investment objective and portfolio performance will likely be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies, and the risks of such events are heightened within emerging market countries. Fund performance may also be negatively affected by portfolio exposure to countries and corporations domiciled in, or with revenue exposures to, countries with less developed or unreliable legal, tax, regulatory, accounting, recordkeeping and corporate governance systems
and standards. In particular, there may be less publicly available and transparent information about issuers in emerging markets than would be available about issuers in more developed capital markets because such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets may also have differing legal systems, many of which provide fewer security holder rights and practical remedies to pursue claims than are available for securities of companies in the U.S. or other developed countries, including class actions or fraud claims.
Significant buying or selling actions by a few major investors may also heighten the volatility of emerging market securities.
Equity Security Risk
— Equity securities held by the Fund may
decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the
Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
ETF Risk
— An ETF is subject to the risks of the underlying
investments that it holds. In addition, for index-based ETFs, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses)
that do not apply to an index, and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the
ETFs in which it invests. Because ETFs trade on an exchange, there is a risk that an ETF will trade at a discount to net asset value or that investors will fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). There is the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities.
Foreign Currency Risk
— The value of a foreign currency may
decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented,
how each one appreciates or depreciates in relation to the U.S.
dollar, and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.
Foreign Securities Risk
— Foreign securities generally carry
more risk and are more volatile than their domestic counterparts, in part because of potential for higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates where investments are denominated in currencies other than the U.S. dollar. Certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, market closures, war, terrorism, natural disasters and outbreak of infectious diseases. The Fund’s
investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes that would have an adverse effect on security prices, and impair the
Fund’s ability to repatriate capital or income. Foreign securities may also be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid.
Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.
Government Securities Risk
— The Fund invests in securities
issued or guaranteed by the U.S. government or its agencies
and instrumentalities (such as Federal Home Loan Bank, Ginnie
Mae, Fannie Mae or Freddie Mac securities). Securities issued or

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae
or Freddie Mac are not issued directly by the U.S. government.
Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-
related organizations such as Federal Home Loan Banks, Fannie
Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S.
government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government, which may be negatively impacted by rising levels of indebtedness. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Health Crisis Risk
— The global pandemic outbreak of the novel
coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic cannot accurately be predicted and may negatively impact the value of the Fund’s investments.
High Yield Risk
— High yield securities – commonly known
as “junk bonds” – to which the Fund is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Fund may be negatively affected. High yield securities generally have a less liquid resale market.
Interest Rate Risk
— Interest rate risk is the risk that prices of
debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. During periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates.
Investment Adviser Risk
— The Fund is actively managed and
the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The Fund’s incorporation of ESG
considerations in the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not screen for ESG attributes. The assessment of potential Fund investments and ESG considerations may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Issuer Risk
— Issuer risk is the possibility that factors specific to
an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Large Cap Risk
— Large-sized companies may be unable to
respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Large Shareholder Risk
— From time to time, shareholders
of a Fund (which may include institutional investors, financial intermediaries, or affiliated Funds) may make relatively large redemptions or purchases of shares. These transactions may
cause a Fund to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. In addition, a large redemption could result in a
Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.
Leveraged Loan Risk
— Leveraged loans (also known as
bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days.
LIBOR Risk
— The Fund may be exposed to financial instruments
that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. Such financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial
Conduct Authority announced a desire to phase out the use of
LIBOR by the end of 2021. As a result, market participants have

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. Although many LIBOR rates were
phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or its investments are not known.
Any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the
Fund's investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates.
Liquidity Risk
— Liquidity is the ability to sell a security relatively
quickly for a price that most closely reflects the actual value of the security. To the extent that dealers do not maintain inventories of bonds that keep pace with the growth of the bond markets
over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets, particularly during periods of economic or market stress.
As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Market Risk
— Over time, securities markets generally tend to
move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by
the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.
Mortgage-Backed and Other Asset-Backed Securities Risk
— The value of mortgage-backed and asset-backed securities
will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-
related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.
In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-
backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise.
This effect may cause the value of the Fund to decline and reduce the overall return of the Fund. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.
Other Funds Risk
— Because the Fund invests in other funds,
the performance of the Fund is dependent, in part, upon the
performance of other funds in which the Fund may invest. As a result, the Fund is subject to the same risks as those faced by the other funds. In addition, other funds may be subject to additional fees and expenses that will be borne by the Fund.
Portfolio Turnover Rate Risk
— The Fund may engage in
active and frequent trading of portfolio securities in implementing its principal investment strategies. A high rate of portfolio turnover
(100% or more) involves correspondingly greater expenses which are borne by the Fund and its shareholders and may also result in short-term capital gains taxable to shareholders.
Preferred Securities Risk
— There are certain additional risks
associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer;
preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S.
Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.
Prepayment Risk
— When interest rates fall, certain obligations
will be paid off by the obligor more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment generally reduces the yield to maturity and the average life of the security.
Quantitative Investing Risk
— Securities selected according to
a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio. Among other

Thrivent Mutual Funds
Notes to Financial Statements
December 31, 2021

risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may
not perform as expected or may underperform in periods of market volatility.
Real Estate Investment Trust (“REIT”) Risk
— REITs generally
can be divided into three types: equity REITs, mortgage REITs, and hybrid REITs (which combine the characteristics of equity
REITs and mortgage REITs). Equity REITs will be affected by
changes in the values of, and income from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. The effect of rising interest rates is generally more pronounced for high dividend paying stock than for stocks that pay little or no dividends. This may cause the value of real estate securities to decline during periods of rising interest rates, which would reduce the overall return of the Fund. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making investor distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. In addition, a REIT can pass its income through to its investors without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk, however, that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REITs in which the Fund invests.
Regulatory Risk
— Legal, tax, and regulatory developments
may adversely affect the Funds. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and
self-regulatory organizations, and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of a Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Sovereign Debt Risk
— Sovereign debt securities are issued or
guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International
Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Thrivent Mutual Funds
Financial Highlights
The accompanying Notes to Financial Statements are an integral part of this statement.

Per Share Outstanding Throughout Each Period *
Income from Investment Operations
Less Distributions From
Net Asset
Value,
Beginning of
Period
Net Investment
Income/(Loss)
Net Realized
and Unrealized
Gain/(Loss) on
Investments
(a)
Total from
Investment
Operations
Net
Investment
Income
text Net Realized
Gain on
Investments
Diversified Income Plus Fund
Class A Shares
Year Ended 12/31/2021 $ 7.71 $ 0.16 $ 0.32 $ 0.48 $ (0.16) $ (0.33)
Year Ended 12/31/2020 7.42 0.19 0.29 0.48 (0.19) –
Year Ended 12/31/2019 6.80 0.21 0.67 0.88 (0.22) (0.04)
Year Ended 12/31/2018 7.41 0.23 (0.45) (0.22) (0.24) (0.15)
Year Ended 12/31/2017 7.00 0.21 0.41 0.62 (0.21) –
Class S Shares
Year Ended 12/31/2021 7.63 0.18 0.32 0.50 (0.18) (0.33)
Year Ended 12/31/2020 7.34 0.20 0.30 0.50 (0.21) –
Year Ended 12/31/2019 6.73 0.23 0.66 0.89 (0.24) (0.04)
Year Ended 12/31/2018 7.34 0.25 (0.45) (0.20) (0.26) (0.15)
Year Ended 12/31/2017 6.94 0.23 0.40 0.63 (0.23) –
Multidimensional Income Fund
Class S Shares
Year Ended 12/31/2021 10.17 0.36 0.21 0.57 (0.36) (0.13)
Year Ended 12/31/2020 10.06 0.43 0.11 0.54 (0.41) –
Year Ended 12/31/2019 9.13 0.38 0.99 1.37 (0.40) –
Year Ended 12/31/2018 10.15 0.41 (0.95) (0.54) (0.44) (0.02)
Year Ended 12/31/2017
(c)
10.00 0.29 0.20 0.49 (0.30) (0.03)
(a)
The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(b)
Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges.  Not annualized for periods less than one year.
(c)
Since fund inception, February 28, 2017.
*
All per share amounts have been rounded to the nearest cent.
**
Computed on an annualized basis for periods less than one year.

Thrivent Mutual Funds
Financial Highlights – continued
The accompanying Notes to Financial Statements are an integral part of this statement.

Ratios/Supplemental Data
Ratio to Average Net
Assets
**
Ratios to Average Net
Assets Before Expenses
Waived, Credited or
Acquired Fund Fees and
Expenses
**
Return of
Capital Total
Net Asset Value,
End of Period Total Return
(b)
Net Assets,
End of Period
(in millions) Expenses
Net
Investment
Income/
(Loss) Expenses
Net
Investment
Income/
(Loss)
*
Portfolio
Turnover
Rate
$ – $ (0.49) $ 7.70 6.22% $ 623.5 0.93% 2.01% 0.93% 2.01% 268%
– (0.19) 7.71 6.67% 609.6 0.95% 2.58% 0.95% 2.58% 156%
– (0.26) 7.42 13.12% 620.6 0.96% 2.96% 0.96% 2.96% 153%
– (0.39) 6.80 (3.10)% 569.8 0.96% 3.16% 0.96% 3.16% 143%
– (0.21) 7.41 8.98% 617.3 0.97% 2.86% 0.97% 2.86% 133%
– (0.51) 7.62 6.55% 679.1 0.68% 2.28% 0.68% 2.28% 268%
– (0.21) 7.63 7.01% 504.0 0.71% 2.83% 0.71% 2.83% 156%
– (0.28) 7.34 13.39% 464.2 0.71% 3.18% 0.71% 3.18% 153%
– (0.41) 6.73 (2.88)% 320.1 0.70% 3.46% 0.70% 3.46% 143%
– (0.23) 7.34 9.20% 251.4 0.70% 3.13% 0.70% 3.13% 133%
(0.01) (0.50) 10.24 5.72% 70.2 0.85% 3.38% 1.09% 3.14% 44%
(0.02) (0.43) 10.17 5.74% 37.5 0.85% 4.14% 1.36% 3.63% 61%
(0.04) (0.44) 10.06 15.18% 20.6 1.00% 3.89% 1.60% 3.29% 113%
(0.02) (0.48) 9.13 (5.45)% 17.9 1.15% 4.02% 1.62% 3.55% 96%
(0.01) (0.34) 10.15 4.92% 20.5 1.15% 3.38% 1.57% 2.96% 180%

Additional Information
(unaudited)
Shareholder Notification of Federal Tax Information
The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distribution in February 2022.
The Funds designate the percentage of dividends declared from net investment income as (1) for corporations, dividends qualifying for the 70% dividends received, and (2) for individuals, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation
Act of 2003 as follows:
Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Funds hereby designate the following amounts as long-term capital gain distributed during the year ended December 31, 2021, or if subsequently determined to be different, the net capital gain of such year:
Proxy Voting
The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the
Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-
4836, or visit ThriventFunds.com to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by clicking on the tab for each Fund and navigating to “Related
Documents” under Fund Details – Holdings at ThriventFunds.com or SEC.gov where it is filed on Form N-PX.
Quarterly Schedule of Portfolio Holdings
Through April 2019, the Trust filed its Schedule of Investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Since April 2019, the Trust no longer files Form N-Q and files Form N-PORT with the SEC. Part F of each Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments, which were previously filed on Form N-Q. The Trust’s most recent Schedule of Investments can be found at SEC.gov.
Board Approval of Advisory Agreement and Subadvisory Agreements
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act)
of a party to the agreement at a meeting of the board called for the purpose of voting on such approval.
At its meeting on November 8-10, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of the Thrivent Mutual Funds (the “Trust”),
including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series of the Trust (each, a “Fund”). The Board, including the Independent
Trustees, also unanimously approved the subadvisory agreement (the “Subadvisory Agreement”) for the Thrivent International Allocation
Fund with Goldman Sachs Asset Management, L.P. (the “Subadviser”).
Fund
Dividends
Received
Deduction
for
Corporations
Qualified
Dividend
Income for
Individuals
Diversified Income Plus 8% 12%
Multidimensional Income 17% 18%
Fund
Distributions of
Long-Term Capital Gains
Diversified Income Plus $39,212,363
Multidimensional Income 437,489

Additional Information
(unaudited)
The Adviser and Subadviser are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:
1. The nature, extent, and quality of the services provided by the Advisory Organizations;
2. The performance of each Fund;
3. The advisory fee and net operating expense ratio of each Fund compared to a peer group;
4. The cost of services provided and profit realized by the Adviser;
5. The extent to which economies of scale may be realized as the Funds grow;
6. Whether fee levels reflect these economies of scale for the benefit of the Funds’ shareholders;
7. Other benefits realized by the Advisory Organizations and their affiliates from their relationship with the Trust; and
8. Any other factors that the Board deemed relevant to its consideration.
The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 17 to November
9, 2021 to consider information relevant to the annual contract renewal process furnished by the Adviser and Subadviser in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration.
The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Fund-by-Fund statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Funds in comparison to peer groups of comparable funds; performance volatility rankings based on standard deviation; brokerage costs; information with respect to services provided to the
Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Funds; and estimates of the cost of services and profit realized by the Adviser and its affiliates that provide services to the Funds.
The Board received information from the Adviser regarding the personnel providing services to the Funds, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the annual contract renewal process, the Board also considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including Fund-by-Fund analyses and independent assessment of information relating to the Funds and the agreements.
The Subadviser provided information to the Board in response to requests for information submitted on behalf of the Independent
Trustees to facilitate the Board’s evaluation of the terms of the Subadvisory Agreement. The Board also noted that the Subadviser’s responses were reviewed by individuals representing various functional areas of, or supporting, the Adviser.
The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory Agreement for the Funds and Subadvisory Agreement for
the Thrivent International Allocation Fund. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.
Nature, Extent and Quality of Services
At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Funds by the Adviser, transfer agent, administrator and, as for the Thrivent International Allocation Fund, the Subadviser. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Funds. During the annual contract renewal process, the Board considered the specific services provided under the Advisory and Subadvisory Agreements.

Additional Information
(unaudited)
The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser and
Subadviser overseeing investments for the Funds.
The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about each of the Funds. These reports and presentations gave the Board the opportunity to evaluate the abilities of the portfolio manager and other investment professionals and the quality of services they provide to the Funds. The Adviser reviewed with the Board the services provided by the Adviser and Subadviser and the Adviser’s oversight of the Subadviser. The Independent Trustees also met, including in executive session, with and received quarterly reports from the Trust’s Chief Compliance Officer. The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee.
The Board considered the depth and quality of the Adviser’s oversight of the Subadviser. In addition, the Board noted the broad functions that the Adviser performed in support of the International Allocation Fund and its use of the Subadviser, including, among other things, allocation of assets among various sleeves, management of portfolio cash and short-term investments, expense management and payment of fees, and investment performance and compliance monitoring. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer conduct oversight meetings with the Subadviser, follow through with additional inquiry on any questions or concerns that arise during the meeting and then report the results of the meeting to the Board or one of its committees. The Board also noted that, as part of its oversight practice, the Adviser requires the Subadviser to respond to a variety of compliance checklists and certifications to ensure its ongoing compliance with policies. The Board noted that the Adviser requires the Subadviser to complete an annual questionnaire addressing a range of compliance topics. The Board noted that the Adviser has dedicated personnel responsible for daily monitoring of the Subadviser’s activities.
The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Trust pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of each Fund. In addition, the Adviser reviewed with the Board the Adviser’s continued investments in technology and personnel, including hiring additional personnel in the research, analysis and trading areas. The Adviser discussed with the Board steps taken to continue to strengthen its compliance program. The Adviser discussed with the Board the operations of the Adviser, the
Subadviser and other service providers to the Funds during the COVID-19 pandemic, including effectiveness during the continuation of the remote working environment and responses to volatile market conditions. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, for the Thrivent International Allocation Fund, by the
Subadviser supported renewal of the Advisory Agreement and Subadvisory Agreement.
Performance of the Funds
In connection with each of its regular quarterly meetings, the Board received information on the performance of each Fund, including net performance, relative performance rankings within each Fund’s Lipper peer group, Morningstar ratings, comparisons to benchmark index returns, and risk metrics. At each quarterly Board meeting, members of the Adviser’s senior investment team reviewed with the
Board information on the economic and market environment and risk management.
The Board considered investment performance for each Fund, to the extent applicable, over the one-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. The Board noted that the Adviser was transitioning to Morningstar for Board reporting, marketing, internal reporting with respect to performance comparisons. The Board noted
each Funds’ performance compared to a Morningstar category or, as appropriate, a Lipper peer group due to the transition period. The
Board noted that certain Funds did not compare favorably to its Morningstar category compared to its Lipper peer group and received explanations from the Adviser and MPI regarding the reasons for the differences in the peer groups and performance comparisons.
Although the Board conducted its review on a Fund-by-Fund basis, it noted that 58% of the Class A Funds and 74% of Class S Funds ranked better than median in their respective category for the three-year period ended June 30, 2021. The Board also considered risk metrics, including standard deviations of return. The Board concluded that the performance of each individual Fund was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Additional Information
(unaudited)
Advisory Fees and Fund Expenses
The Board reviewed information prepared by MPI comparing each Fund’s advisory fee with the advisory fee of a peer group selected by MPI based on similar investment objective and size. The Board noted that the majority of the Funds’ advisory fees were near or below the medians of their peer groups. Although the Board conducted its review on a Fund-by-Fund basis, it noted that the average ranking of the Funds’ advisory fees for their Class A shares was 34% and the average ranking of the Funds’ advisory fees for their Class S shares was 26% (on a scale of 1-99%, with 1% being the lowest fee).
The Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group.
The Board considered the fee waivers and expense limitations which are reviewed by the Board and the Adviser on an annual basis. The
Board conducted its review on a Fund-by-Fund basis. The Board noted that the average ranking of the Funds’ expense ratios for their
Class A shares was 34% and the average ranking of the Funds’ expense ratios for their Class S shares was 27% (on a scale of 1-99%, with 1% being the lowest expenses). The Board considered factors that contributed to the Funds’ rankings, including that some Funds had lower levels of assets compared to its peer group.
The Board reviewed information relating to the fee paid by the Adviser to the Subadviser and the difference between that fee and the fee paid by the Thrivent International Allocation Fund to the Adviser. The Board reviewed information regarding fees charged by the
Subadviser to other funds and accounts with a similar strategy.
On the basis of its review, the Board concluded that the advisory fees charged under the Advisory and Subadvisory Agreements were reasonable.
Cost of Services and Profitability
The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Funds. The internal audit department of the Adviser (Business Risk Management) conducted a review of such allocations, and a department representative reported to the Board the department’s views regarding the reasonableness and consistency of these allocations. The Board also received a report from an independent accountant confirming certain calculations. The
Board considered the profitability of the Adviser both overall and on a Fund-by-Fund basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Funds.
With respect to fees paid to Subadviser under the Subadvisory Agreement, the Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Agreement had been negotiated on an arm’s-length basis between the Adviser and the Subadviser, and that the Subadviser’s profitability from its relationship with the Thrivent International Allocation Fund was not a material factor in determining whether to renew the Subadvisory Agreement.
Economies of Scale and Breakpoints
The Board considered information regarding the extent to which economies of scale may be realized as a Fund’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fees, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Fund’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers and expense limitations by the Adviser, and/or a lower overall fee.
Other Benefits to the Adviser, Subadviser and their Affiliates
The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Trust, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, the engagement of affiliates as service providers to the Funds, and fees collected by affiliates for services provided to Fund

Additional Information
(unaudited)
shareholders. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers. The Board also considered the research received by the Adviser generated from soft dollar commissions for portfolio trading.
In addition, the Board considered the potential benefits, other than subadvisory fees, that the Subadviser and its affiliates may receive because of their relationships with the Thrivent International Allocation Fund, including the potential increased ability to use affiliated brokers or receive research through soft dollar commissions consistent with Trust policies and other benefits from increases in assets under management. The Board concluded that benefits that may accrue to the Subadviser and its affiliates are consistent with those expected for a subadviser to a mutual fund such as the Thrivent International Allocation Fund.
Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreement, and the Board, including all of the Independent Trustees voting separately, approved the Advisory
Agreement and the Subadvisory Agreement.

Board of Trustees and Officers
The following table provides information about the Trustees and Officers of the Trust. The Board is responsible for the management and supervision of the Funds’ business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee overseas each of 25 series of the Trust and also serves as:
Director of Thrivent Series Fund, Inc., a registered investment company consisting of 32 funds that serve as underlying funds for variable contracts issued by Thrivent Financial and separate accounts of insurance companies not affiliated with Thrivent Financial.
Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.
Trustee of Thrivent Core Funds, a registered investment company consisting of five funds that are established solely for investment by Thrivent entities.
David Royal and Michael Kremenak also serve as Trustees of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Trustees serves on the board of the Thrivent Church Loan and
Income Fund.
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 800-847-
4836.
Interested Trustees
(1) (2) (3) (4)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
David S. Royal
(1971)
2015
Executive Vice President, Chief Investment Officer, Thrivent Financial since 2017; President, Mutual Funds,
Thrivent Financial since 2015; Vice President, Thrivent Financial from 2015 to 2017. Currently, Director of
Thrivent Trust Company, Advisory Board Member of Twin Bridge Capital Partners; Member of Supervisory
Committee of Thrivent Federal Credit Union, and Director of YMCA of the North; Director of Children's
Cancer Research Fund until 2019; Director of Fairview Hospital Foundation until 2017.
Michael W. Kremenak
(1978)
2021
Senior Vice President and Head of Mutual Funds, Thrivent Financial since 2020; Vice President, Thrivent
Financial from 2015 to 2020. Director of People Serving People from 2014 to 2020.
Independent Trustees
(2) (3) (4) (5)
Name
(Year of Birth)
Year Elected
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
During the Past Five Years
Janice B. Case
(1952)
2011
Retired. Independent Trustee of North American Electric Reliability Corporation from 2008 to 2020.
Robert J. Chersi
(1961)
2017
Founder of Chersi Services LLC (consulting firm) since 2014. Director and member of the Audit and Risk
Oversight Committees of E*TRADE Financial Corporation and Director of E*TRADE Bank from 2019 to
2020; Lead Independent Director since 2019 and Director and Audit Committee Chair at BrightSphere
Investment Group plc since 2016.
Marc S. Joseph
(1960)
2011
(6)
Managing Director of Granite Ridge LLP (consulting and advisory firm) since 2009; Managing Director of Triangle Crest (private investing and consulting firm) since 2004.
Paul R. Laubscher
(1956)
2009
Portfolio Manager for U.S. private real estate and private equity portfolios of IBM Retirement Funds.
James A. Nussle
(1960)
2011
President and Chief Executive Officer of Credit Union National Association since September 2014; Director of Portfolio Recovery Associates (PRAA) since 2010; CEO of The Nussle Group LLC (consulting firm) since
2009.
Verne O. Sedlacek
(1954)
2017
(7)
Chief Executive Officer of E&F Advisors LLC (consulting) since 2015. Chairman of the Board of Directors of
AGB Institutional Strategies from 2016 to 2019.
Constance L. Souders
(1950)
2007
Retired.

Board of Trustees and Officers
Executive Officers
(2) (4)
Name (Year of Birth)
Position Held With Trust Principal Occupation(s) During the Past Five Years
David S. Royal (1971)
Trustee, President and Chief Investment Officer
Executive Vice President, Chief Investment Officer, Thrivent Financial since 2017;
President, Mutual Funds, Thrivent Financial since 2015; Vice President, Thrivent
Financial from 2015 to 2017.
Michael W. Kremenak (1978)
Trustee and Senior Vice President
Senior Vice President and Head of Mutual Funds, Thrivent Financial since 2020;
Vice President, Thrivent Financial from 2015 to 2020.
Gerard V. Vaillancourt (1967)
Treasurer and Principal Accounting Officer
Vice President and Mutual Funds Chief Financial Officer, Thrivent Financial since
2017; Vice President, Mutual Fund Accounting, Thrivent Financial from 2006 to
2017.
Edward S. Dryden (1965)
Chief Compliance Officer
Vice President, Chief Compliance Officer - Thrivent Funds, Thrivent Financial since
2018; Director, Chief Compliance Officer - Thrivent Funds, Thrivent Financial from
2010 to 2018.
John D. Jackson (1977)
Secretary and Chief Legal Officer
Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC
Global Asset Management (US) Inc. from 2011 to 2017.
Kathleen M. Koelling (1977)
Privacy Officer
(8)
Vice President, Deputy General Counsel, Thrivent Financial since 2018; Privacy
Officer, Thrivent Financial since 2011; Anti-Money Laundering Officer, Thrivent
Financial from 2011 to 2019; Vice President, Managing Counsel, Thrivent Financial
from 2016 to 2018; Senior Counsel, Thrivent Financial from 2002 to 2016.
Sharon K. Minta (1973)
Anti-Money Laundering Officer
(8)
Director, Compliance and Anti-Money Laundering Officer of the Financial Crimes
Unit, Thrivent Financial since 2019; Compliance Manager of the Financial Crimes
Unit, Thrivent Financial from 2014 to 2019.
Troy A. Beaver (1967)
Vice President
Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since
2015.
Monica L. Kleve (1969)
Vice President
Vice President, Investment Operations, Thrivent Financial since 2019; Director,
Investments Systems and Solutions, Thrivent Financial from 2002 to 2019.
Kathryn A. Stelter (1962)
Vice President
Vice President, Operations Development, Thrivent Financial since 2021; Vice
President, Mutual Funds Chief Operations Officer, Thrivent Financial since 2017;
Director, Mutual Fund Operations, Thrivent Financial from 2014 to 2017.
Jill M. Forte (1974)
Assistant Secretary
Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from
2015 to 2017.
Sarah L. Bergstrom (1977)
Assistant Treasurer
Head of Mutual Fund Accounting, Thrivent Financial since 2017; Director, Fund
Accounting Administration, Thrivent Financial from 2007 to 2017.
(1)
“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal and Mr.
Kremenak are considered interested persons because of their principal occupations with Thrivent Financial.
(2)
Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)
Each Trustee, other than Mr. Royal and Mr. Kremenak , oversees 63 portfolios. Mr.  Royal and Mr. Kremenak oversee 64 portfolios.
(4)
The address for each Trustee and Officer unless otherwise noted is 901 Marquette Avenue, Suite 2500, Minneapolis, MN
55402-3211.
(5)
The Trustees, other than Mr. Royal and Mr. Kremenak , are not “interested persons” of the Trust and are referred to as
“Independent Trustees.”
(6)
Mr. Joseph resigned from his position on the Board in January 2022.
(7)
Mr. Sedlacek passed away in December 2021.
(8)
The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913.

24042AR R2-22
4321 N. Ballard Rd.
Appleton, WI 54919-0001
The distributor for Thrivent Mutual Funds is Thrivent Distributors, LLC, a registered broker-dealer, member of FINRA/SIPC and subsidiary of
Thrivent, the marketing name for Thrivent Financial for Lutherans.
A better way to deliver documents
Thrivent Mutual Funds annual and semi-annual shareholder reports are made available on thriventfunds.com, and we will notify you by mail each time a report is posted. You may also manage your delivery preferences and sign up for email notifications of reports by enrolling at thrivent.com/gopaperless or, if you purchased directly online, by enrolling at thriventfunds.com.
If you purchased shares through Thrivent:
If you wish receive paper copies of a shareholder report for Thrivent Mutual Funds in the future, you may write to us at 4321 North Ballard Road, Appleton, WI 54919-0001. We will begin to send paper copies of shareholder reports within 30 days of when we receive your request. Reports are also available by visiting
thriventfunds.com.
If you purchased shares from a firm other than Thrivent:
For paperless delivery or to receive paper copies of a shareholder report for Thrivent Mutual Funds in the future, contact your financial professional. Reports are also available by visiting thriventfunds.com.